UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ML MACADAMIA ORCHARDS, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ML MACADAMIA ORCHARDS, L.P.

26-238 Hawaii Belt Drive
Hilo, Hawaii 96820

April 14, 2006

Dear Unitholder:

You are cordially invited to attend a Special Meeting of Unitholders of ML Macadamia Orchards, L.P. to be held at 10:00 A.M., Hawaii Standard Time (“HST”), June 12, 2006, at ASB Tower, Suite 2200, 1001 Bishop Street, Honolulu, Hawaii 96813. The purposes of the Unitholders Meeting are (1) to consider and vote upon a proposal to amend the Partnership’s Agreement of Limited Partnership (the “Amendment Proposal”), and (2) to elect the directors of ML Resources, Inc. the general partner of the Partnership (“Resources” or “General Partner”).

THE BOARD OF DIRECTORS OF THE PARTNERSHIP’S GENERAL PARTNER HAS APPROVED UNANIMOUSLY THE AMENDMENT PROPOSAL TO BE PRESENTED AT THE UNITHOLDERS MEETING AND RECOMMENDS THAT YOU VOTE FOR  THE AMENDMENT PROPOSAL. THE GENERAL PARTNER HAS ACQUIRED 100% OF THE STOCK OF ML RESOURCES, INC., THE GENERAL PARTNER. AMENDMENTS TO THE PARTNERSHIP AGREEMENT PROVIDE FOR ANNUAL MEETINGS OF THE UNITHOLDERS AND PERMIT THE UNITHOLDERS TO ELECT THE DIRECTORS OF THE GENERAL PARTNER FOR THE FIRST TIME. THE PARTNERSHIP AGREEMENT HAS NOT BEEN HAS NOT BEEN REVISED SINCE 1986 AND THE EXISTING AGREEMENT IS IN MANY RESPECTS OBSOLETE AND CONTAINS MANY PROVISIONS WHICH ARE NOW IRRELEVANT. FINALLY, CERTAIN AMENDMENTS PROVIDE MORE FLEXIBILITY AND AUTHORITY TO THE GENERAL PARTNER. SPECIFICALLY, IT PERMITS THE GENERAL PARTNER TO ISSUE ADDITIONAL PARTNERSHIP UNITS IF THE BOARD BELIEVES SUCH ISSUANCE IS IN THE BEST INTEREST OF THE PARTNERSHIP. THE CURRENT AGREEMENT REQUIRES ESSENTIALLY THAT ALL CASH FLOW BE DISTRIBUTED TO THE UNITHOLDERS. THIS PROVISION MAKES IT DIFFICULT FOR THE BOARD TO GROW THE COMPANY. ONE SERIES OF AMENDMENTS PROVIDES THAT THE BOARD MAY USE ITS DISCRETION IN DECIDING HOW MUCH OF THE CASH FLOW SHOULD BE DISTRIBUTED AND HOW MUCH MIGHT BE USED FOR EXPANDING THE BUSINESS OF THE PARTNERSHIP.

THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF THE GENERAL PARTNER HAS NOMINATED THE SLATE OF DIRECTORS SET FORTH BELOW FOR ELECTION TO THE BOARD OF DIRECTORS OF THE GENERAL PARTNER AND RECOMMENDS THAT YOU VOTE FOR THOSE PERSONS WHO HAVE BEEN NOMINATED.

Approval of the Amendment Proposal and election of the directors will require the affirmative vote of a majority of all outstanding Class A Units. An abstention or failure to vote will have the same effect as a vote against the Proposal. It is therefore important that your shares be represented at the Unitholders Meeting, whether or not you currently plan to attend the Unitholders Meeting in person.

Please complete, date, sign and promptly return your proxy card in the enclosed envelope. Returning your proxy card now will not prevent you from voting in person at the Unitholders Meeting, but will assure that your vote is counted if you are unable to attend.

Please vote today.

By order of the General Partner

Dennis J. Simonis
President of ML Resources, Inc.

IMPORTANT:  IF YOUR CLASS A UNITS ARE HELD IN THE NAME OF A BROKERAGE FIRM OR NOMINEE, ONLY IT CAN VOTE YOUR UNITS. TO ENSURE THAT YOUR UNITS ARE VOTED, FOLLOW THE VOTING INSTRUCTIONS PROVIDED TO YOU BY SUCH FIRM OR NOMINEE WITH THIS PROXY STATEMENT OR TELEPHONE THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY TO OBTAIN INSTRUCTIONS ON HOW TO DIRECT HIM OR HER TO EXECUTE A PROXY ON YOUR BEHALF. IF YOU HAVE ANY QUESTIONS OR NEED HELP IN VOTING YOUR SHARES, PLEASE TELEPHONE WAYNE ROUMAGOUX, SECRETARY OF THE GENERAL PARTNER, AT 808-969-8164.

ML MACADAMIA ORCHARDS, L.P.

NOTICE OF SPECIAL MEETING OF UNITHOLDERS

To Be Held On June 12, 2006

April 14, 2006

To the Unitholders of ML Macadamia Orchards, L.P.:

Notice is hereby given that a Special Meeting of the Unitholders (“Unitholders Meeting”) of ML Macadamia Orchards, L.P., a Delaware limited partnership (the “Partnership”), will be held at the offices of Carlsmith Ball, ASB Tower, Suite 2200, 1001 Bishop Street, Honolulu, Hawaii, at 10:00 a.m., HST, on June 12, 2006, to consider and vote upon a proposal to amend the Partnership’s Agreement of Limited Partnership (the “Amendment Proposal”) and to elect directors of ML Resources, Inc., general partner of the Partnership.

The Unitholders Meeting has been called by the managing general partner of the Partnership for the purpose of submitting the Amendment Proposal and the proposed slate of directors to the Unitholders for their approval. The affirmative vote of more than 50% of the Class A Units outstanding on the Record Date for the Unitholders Meeting is required to approve each of the Amendment Proposal.

Approval of the Amendment Proposal will result in amendments to the Partnership’s Agreement of Limited Partnership that will, among other things, (i) replace provisions concerning mandatory distributions of cash flow with provisions that confer on the general partner discretion to determine the amount and timing of all distributions; (ii) modify fees payable to the general partner such that the general partner’s management fee will equal two percent of net income rather than two percent of the Partnership’s operating cash flow and the incentive fee will be eliminated; and provide that no management fee need be paid if the Partnership owns 100% of the stock of the General Partner; (iii) remove provisions concerning the Partnership’s special general partner (which in December 1997 transferred all of its interests as a general partner to the Partnership’s managing general partner, ML Resources Inc., and withdrew as a special general partner); (iv) eliminate all provisions concerning Class B Units in the Partnership (inasmuch as all outstanding Class B Units have been cancelled); (v) eliminate requirements that, in connection with issuance of additional Class A Units, the general partners make capital contributions sufficient to cause their capital contributions to equal one percent of total capital contributions made to the Partnership (which change will not affect the general partner’s existing interest in profits, losses and distributions), (vi) expand the types of business in which the Partnership may engage, (vii) add various provisions concerning mergers involving the Partnership, (viii) eliminate various provisions dealing with rights or obligations that have been performed, expired, or otherwise are no longer pertinent to the Partnership’s affairs; (ix) add provisions authorizing the General Partner to issue additional Series A units if the Board of Directors deems issuance to be in the best interest of the Partnership; (x) add provisions authorizing the Board of Directors to create additional series of units (such as a Series B of units ) with provisions different from those of Class A units if the Board of Directors deems such issuance to be in the best interest of the Partnership.

In addition, the Amendment Proposal will contain procedures permitting the Unitholders to elect directors of the General Partner for the first time.

More detailed information concerning the Amendment Proposal and the Unitholders Meeting is included in the attached Proxy Statement.

The Board of Directors of ML Resources Inc. has fixed the close of business on April 14, 2006 as the record date (the “Record Date”) for determination of the limited partners of the Partnership holding Class A Units (the “Unitholders”) entitled to notice of, and to vote at, the Unitholders Meeting and any adjournments thereof.

Unitholders are cordially invited to attend the Unitholders Meeting in person. Whether or not you expect to attend, please sign, date and mail promptly the enclosed proxy in the prepaid return envelope to assure representation of your Class A Units, and the presence of a quorum, at the Special Meeting.

Unitholders are urged to read carefully the attached Proxy Statement for more detailed information concerning the Amendment Proposal and provisions relating to the election of directors to be considered at the Unitholders Meeting.

By order of the Managing General Partner

Dennis J. Simonis
President of ML Resources, Inc.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY,
WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING.

ML MACADAMIA ORCHARDS, L.P.
PROXY STATEMENT

This Proxy Statement is being furnished to the Unitholders of ML Macadamia Orchards, L.P., a Delaware limited partnership (the “Partnership”), in connection with the solicitation by the Board of Directors of ML Resources Inc. (“Resources”), the general partner of the Partnership, of proxies to be used at a special meeting of the unitholders of the Partnership (“Unitholders Meeting”).

At the Unitholders Meeting, holders of Class A Units on the record date will be asked to approve several amendments (the “Amendments”) of the Partnership’s Agreement of Limited Partnership (the “Partnership Agreement”), and to elect directors of Resources, general partner of the Partnership.

For a description of these and other actions to be taken at the Special Meetings, see “THE UNITHOLDERS MEETING.”

This Proxy Statement is first being mailed to the Unitholders of the Partnership on or about April 14, 2006.

THE DATE OF THIS PROXY STATEMENT IS APRIL 14, 2006.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain matters discussed in this Proxy Statement, or in the Form 10-K for 2005 appended hereto as Appendix B and incorporated by reference, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Partnership to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

AVAILABLE INFORMATION

The Partnership is subject to the informational requirements of the Exchange Act, and, in accordance therewith, file reports, proxy statements, and other information with the Securities and Exchange Commission (the “Commission”). The reports, proxy statements, and other information filed by the Partnership with the Commission may be inspected and copied at the Commission’s public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities in the Commission’s regional offices located at 7 World Trade Center, New York, NY 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material may be obtained at prescribed rates by writing to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. Certain of such reports, proxy statements, and other information are also available from the Commission over the Internet at http://www.sec.gov. Class A Limited Partner Depositary Receipts evidencing the Class A Units are listed on the New York Stock Exchange (“NYSE”). The reports, proxy statements, and other information filed by the Partnership with the Commission may also be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

IN PARTICULAR, THE COMPANY HAS APPENDED AS APPENDIX B A COPY OF THE SECURITIES AND EXCHANGE COMMISSION FORM 10-K WHICH HAS BEEN FILED WITH THE COMMISSION. THIS FORM 10-K CONTAINS FINANCIAL AND OTHER IMPORTANT INFORMATION WHICH WILL NOT BE REPEATED IN THIS PROXY STATEMENT.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED [OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PARTNERSHIP. THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SECURITIES. THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE PARTNERSHIP SINCE THE DATE HEREOF OR THAT THE INFORMATION IN THIS PROXY STATEMENT IS CORRECT AS OF ANY TIME AFTER THE DATE HEREOF.

TABLE OF CONTENTS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

AVAILABLE INFORMATION

TABLE OF CONTENTS

SUMMARY

The Parties

Amendments to the Partnership Agreement

Election of Directors

The Meeting

Votes Required; Record Date

Reasons for the Amendment Proposal; Recommendations of Management

Reasons for Election of Directors; Recommendations of the Nominating Committee

Management of the Partnership Following the Amendment and Election of Directors

Effective Time

Certain Federal Income Tax Considerations

FINANCIAL INFORMATION

INTRODUCTION

General

THE UNITHOLDERS MEETING

Date, Time and Place

Purpose

Record Date; Voting Rights

Proxies and Revocability of Proxies

Cost of Solicitation of Proxies

Vote Required

Quorum; Adjournment

Other Matters

BENEFICIAL OWNERSHIP OF PRINCIPAL UNITHOLDERS AND MANAGEMENT—THE PARTNERSHIP

SUMMARY OF THE PARTNERSHIP AGREEMENT AND PROPOSED AMENDMENTS

Introduction; Required Vote by Unitholders

Summary of Proposed Amendments

Summary of the Amended and Re-stated Partnership Agreement

i

DESCRIPTION OF CLASS A UNITS

Description of Class A Units

CURRENT DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

THE PARTNERSHIP’S MANAGEMENT

CERTAIN FEDERAL TAX CONSIDERATIONS

LEGAL MATTERS

OTHER MATTERS

APPENDICES

Form of Amended and Restated Partnership Agreement

Copy of Form 10-K for the Year 2005

ii

SUMMARY

The following summary is not intended to be a complete description of all material facts regarding the Partnership  or the matters to be considered at the Unitholders Meeting. It is qualified in all respects by the information appearing elsewhere in this Proxy Statement and the Appendices hereto and the documents referred to herein. Unitholders  are urged to review carefully the entire Proxy Statement and Appendices hereto.

The Parties

History of the Partnership. Prior to formation of the Partnership in 1986, C. Brewer and Company, Limited (“CBCL”) owned macadamia orchards located at Keaau, Kau, and along the Hilo Coast (which area is customarily called “Mauna Kea”). Kau Agribusiness Co., Inc. (“KACI”) farmed the orchards at Keaau (owned by Mauna Loa Macadamia Nut Corporation (“Mauna Loa”)) and the orchards at Kau (owned by KACI). Mauna Kea Agribusiness Co., Inc.(“MKACI”) owned and farmed orchards along the Hilo Coast. KACI also farmed orchards owned by other owners at various locations.

In 1986 CBCL decided to form a master limited partnership to be called Mauna Loa Macadamia Partners, L.P. The general partner was called Mauna Loa Resources, Inc., a subsidiary of CBCL. Mauna Loa and  KACI either deeded or assigned lands, together with the orchards on those lands,  to the new limited partnership in exchange for Class A units of the new partnership. These Class A units were then sold to the public through a registered public offering.

CBCL and its affiliates executed farming contracts between the affiliates and the new partnership. In addition, Mauna Loa entered into nut purchase contracts with the new partnership providing that the new partnership would sell the entire production from the orchards to Mauna Loa at prices provided for the contracts.                    Since there were to be many relations between CBCL and its affiliates and the new partnership, Mauna Loa Resource, Inc. appointed a Conflicts Committee of outside directors to deal with such conflicts.

Tax laws at that time dictated that one of the general partners should be an entity with strong financial resources. Mauna Loa was a strong entity, but Mauna Loa Resources, Inc. was not. Therefore, Class B units were issued to Mauna Loa to fulfill that requirement and Mauna Loa became a general partner with a minor ownership interest. Subsequently tax laws changed, and Mauna Loa transferred its Class B units to Mauna Loa Resources, Inc. The Class B units were canceled.

At the time the partnership was formed in 1986, the general partner was called Mauna Loa Resources, Inc. It was owned 100% by CBCL, which also owned 100% of  Mauna Loa Macadamia Nut Corporation (“Mauna Loa”). Therefore, CBCL elected the directors of Mauna Loa Resources, Inc. The name of the managing partner was changed to ML Resources, Inc. Subsequently, CBCL sold Mauna Loa to The Shansby Group. Later, CBCL sold 100% of the stock of ML Resources, Inc. to DBuyers Enterprises LLC (“DBE”), a limited liability company controlled by Mr. John W. A. Buyers, who was at the time the Chairman of the Board of Directors of CBCL. Thereafter, of course,  DBE elected the directors of ML Resources, Inc. In January, 2005, the Partnership bought 100% of the stock of ML Resources, Inc.

The Partnership. The Partnership is a limited partnership organized under the laws of the State of Delaware with its principal executive offices at 26-238 Hawaii Belt Drive, Hilo, Hawaii 96720. Its telephone number is (808) 969-8057. Its general partner is ML Resources Inc. (“Resources”) or the (“General Partner”), which is wholly owned by the Partnership. The Partnership is a publicly traded limited partnership engaged in the business of growing macadamia nuts in Hawaii for sale to various processors on the island of Hawaii. The Partnership’s farming operations are conducted by the Partnership. In addition, the Partnership performs farming operations for other owners of macadamia nut orchards. See the Form 10-K attached as Appendix B for further details.

Amendments to the Partnership Agreement

The first purpose of the amendments being proposed is to bring the language of the partnership agreement up to date so that the partnership agreement reflects the actual state of affairs at this time. A second purpose is to provide language and procedures which reflect the fact that the Partnership now owns 100% of the stock of the general partner; and, specifically, provide the framework whereby the Unitholders will elect the directors of  the General Partner. The third purpose is to give more flexibility and authority to the Board of Directors of the General Partner so that it can take advantage of business opportunities without the expense and delay of calling special meetings of the Unitholders.

Adoption of the “Amendment Proposal” requires the approval of a majority of the Class A Units. Such amendments would, among other things, (i) replace provisions concerning mandatory distributions of cash flow with provisions that confer on the General Partner discretion to determine the amount and timing of all distributions; (ii) modify fees payable to the General Partner such that the General Partner’s management fee will equal two percent (2%) of net income rather than two percent (2%) of the Partnership’s operating cash flow, and eliminate provisions concerning the General Partner’s incentive fee; and provide that no management fee need be paid if the Partnership owns 100% of the stock of the General Partner; (iii) remove provisions concerning the Partnership’s special general partner (which in December 1997 transferred all of its interests as a general partner to Resources, and withdrew as a special general partner); (iv) eliminate all provisions concerning Class B Units in the Partnership (inasmuch as all outstanding Class B Units have been cancelled); (v) eliminate requirements that, in connection with issuance of additional Class A Units, general partners make capital contributions sufficient to cause their capital contributions to equal one percent of total capital contributions made to the Partnership (which change will not affect the General Partner’s existing interest in profits, losses and distributions); (vi) expand the types of business in which the Partnership may engage; (vii) add various provisions concerning mergers involving the Partnership; and (viii) eliminate various provisions dealing with rights or obligations that have been performed, expired, or otherwise are no longer pertinent to the Partnership’s affairs; (ix) add provisions authorizing the General Partner to issue additional Series A units if the Board of Directors deem such issuance to be in the best interest of the Partnership; and (x) add provisions authorizing the Board of Directors to create additional series of units (such as a Series B series of units ) with provisions different from those of Class A units if the Board of Directors deems such issuance to be in the best interest of the Partnership. See “AMENDMENTS TO THE PARTNERSHIP AGREEMENT.”

Election of Directors

The Partnership Agreement is also being amended to add provisions which outline procedures to be followed which will permit the Unitholders to elect directly the directors of the Managing Partner at annual meetings of the Partnership.

The Meeting

The Unitholders Meeting will be held at 10:00 A.M., HST, on June 12, 2006 at the offices of Carlsmith Ball LLP, located at ASB Tower, Suite 2200, 1001 Bishop Street, Honolulu, HI 96813. The purpose of the Unitholders Meeting is to consider and vote upon (i) the Amendment Proposal, (2) elect directors of the Managing Partner, and (ii) such other matters as may be properly brought before the meeting.

Votes Required; Record Date

The Partnership. Only Unitholders of record at the close of business on April 14, 2006 (the “Record Date”) will be entitled to vote at the Unitholders Meeting. The affirmative vote of a majority of the Class A Units outstanding on such date are required to approve the Amendment Proposal and to elect the directors of the Managing Partner. As of December 31, 2005, there were 7,500,000 Class A Units outstanding, held by 1,096 holders of record. See “THE UNITHOLDERS MEETING—[Voting Rights; Vote Required].”

Directors and executive officers of the Managing Partner beneficially owned, as of December 31, 2005, 9,216 Class A Units or approximately 0.1% of the outstanding Class A Units.

If votes sufficient to approve the Amendment Proposal or elect the directors are not received prior to the Unitholders Meeting, Unitholders may be asked to vote to adjourn the Unitholders Meeting to a future date in order to permit further solicitation of proxies. Approval of adjournment requires the affirmative vote of the holders of the majority of Class A Units present at the Unitholders Meeting and entitled to vote thereon.

Reasons for the Amendment Proposal; Recommendations of Management

The Board of Directors believes that the partnership agreement should be amended to reflect the changes which have occurred since 1986. In addition, it believes it could manage the partnership better if it had more flexibility with respect to management. Therefore, the Partnership’s General Partner, acting pursuant to unanimous approval of its Board of Directors, has determined that the Amendment Proposal is in the best interests of the Partnership and its Unitholders, and therefore recommends that Unitholders vote FOR approval of that Proposal. See “THE AMENDMENT—Background and Reasons for the Amendment and Recommendations of the Partnership’s Management”

Reasons for Election of Directors; Recommendations of the Nominating Committee

Because the Partnership now owns 100% of the stock of the General Partner, the Board of Directors has recommended that the Unitholders should elect the directors. The Nominating Committee of the Board of Directors of the Managing Partner has nominated the slate of directors listed further in this Proxy Statement and recommends that they be elected by the Unitholders as directors of the Managing Partner. Unitholders may submit additional nominations to the Nominating Committee before the meeting or nominate additional persons at the meeting.

Management of the Partnership Following the Amendment and Election of Directors

After the Effective Time of the Amendment and the election of directors at the Unitholders Meeting, the Board of Directors of the General Partner will be those persons elected by the Unitholders at  the Unitholders Meeting.

Following the Amendment, the officers and employees of the General Partner will continue to supervise and monitor all operations of the Partnership. There will be no changes in the officers and employees of the General Partner as a result of the Unitholders Meeting unless the new Board of Directors makes such changes. None are contemplated at this time. The General Partner’s officers currently are:

Name	Office

Dennis J. Simonis	President
Randolph H. Cabral	Senior Vice President
Wayne W. Roumagoux	Secretary, Treasurer

Effective Time

The Amendment will become effective upon approval by more than 50% of the Unitholders at the Unitholders Meeting (the “Effective Time”).

Certain Federal Income Tax Considerations

In the opinion of counsel for the Company, the actions to be taken at the Unitholders Meeting will not change the manner in which the Partnership or its Unitholders will be taxed.

FINANCIAL INFORMATION

Financial information concerning the Partnership is contained in the Form 10-K filed by the Partnership with the SEC on March 17, 2006, a copy of which is appended as Appendix B and is incorporated herein by reference..

INTRODUCTION

General

This Proxy Statement is being furnished to the limited partners of ML Macadamia Orchards, L.P., a Delaware limited partnership (the “Partnership”), holding Class A Units of the Partnership (the “Unitholders”) in connection with the solicitation of proxies by ML Resources Inc. (“Resources”), the general partner of the Partnership,  for use at the special meeting of Unitholders to be held at 10:00 A.M., HST, on June 12, 2006, at the offices of Carlsmith Ball LLP, ASB Tower, Suite 2200, 1001 Bishop Street, Honolulu, Hawaii 96813, and at any adjournments or postponements thereof ( the “Unitholders Meeting”).

At the Unitholders Meeting, the Unitholders of record as of the close of business on April 14, 2006, will consider and vote upon (i) a proposal to amend the  Partnership’s Agreement of Limited Partnership (the “Amendment Proposal”), (ii) elect the directors of ML Resources, Inc., general partner of the Partnership. See “THE UNITHOLDERS MEETING”,  and (iii) consider and act upon any other matter that may be properly brought before the meeting. See “THE UNITHOLDERS MEETING”).

THE UNITHOLDERS MEETING

Date, Time and Place

The Unitholders Meeting will be held at 10:00 a.m., Hawaii Standard Time, on June 12, 2006, at the offices of Carlsmith Ball LLP, ASB Tower, Suite 2200, 1001 Bishop Street, Honolulu, Hawaii 96813.

Purpose

The purpose of the Unitholders Meeting is to (i) consider and vote upon the Amendment Proposal (the “Amendment Proposal”), (ii) elect directors of ML Resources, Inc., general partner of the Partnership, and (iii) consider and vote upon any other matters that may be properly brought before the meeting

Record Date; Voting Rights

The close of business on April 14, 2006 has been fixed by the Board of Directors of the General Partner as the record date (the “Record Date”) for the determination of the Unitholders entitled to notice of, and to vote at, the Unitholders Meeting and any adjournment thereof. As of December 31, 2005, there were 7,500,000 Class A Units issued and outstanding, held by 1,096 holders of record. The holders of Class A Units are entitled to one vote per Class A Unit on the respective matters upon which such holders are entitled to vote.

Proxies and Revocability of Proxies

All Class A Units represented at the Unitholders Meeting by valid proxies will be voted in accordance with the instructions contained in such proxies. If a proxy is signed and returned without indication as to how the Unitholder desires his Class A Units to be voted, such Class A Units will be voted in favor of the Amendment Proposal. The General Partner does not intend to bring any matters before the Unitholders Meeting other than approval of the Amendment Proposal and election of directors, and does not know of any other matters sought to be brought before the Unitholders Meeting by others. If any business other than the Amendment Proposal and election of directors is properly brought before the Unitholders Meeting, the Class A Units represented by proxies will be voted in accordance with the judgment of the persons voting them.

The execution of a proxy will not affect a Unitholder’s right to attend the Unitholders Meeting and vote in person. A Unitholder who has given a proxy may revoke it at any time before it is exercised at the Unitholders Meeting. A proxy may be revoked by delivery of a written notice to the Depositary stating that the proxy is revoked, by execution of a proxy bearing a later date or by attendance at the Unitholders Meeting and voting in person.

Cost of Solicitation of Proxies

The Partnership will bear all costs relating to the solicitation of proxies and will reimburse brokers or other persons holding Class A Units in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of Class A Units. In addition to such solicitation and the solicitation made hereby, certain officers, directors and regular employees of the Managing Partner may solicit proxies by mail, E-mail, telephone, and personal interview.

Vote Required

The affirmative vote of more than 50% of the Class A Units outstanding on the Record Date for the Unitholders Meeting is required to approve the Amendment Proposal and elect directors of the General Partner.

The Partnership Agreement provides that voting rights of the Unitholders shall not be exercised unless the Managing Partner obtains an opinion of counsel stating that the exercise of such rights would not cause the loss of limited liability of the Unitholders or the treatment of the Partnership as an association taxable as a corporation for federal income tax purposes. Such opinion will be rendered by Carlsmith Ball LLP, attorney for the Partnership

Quorum; Adjournment

Pursuant to Section 6.6 of the Partnership Agreement, the presence at the Unitholders Meeting either in person or by proxy of Unitholders who are record holders of more than 50% of the Class A Units entitled to notice of, and to vote at, the Unitholders Meeting is necessary to constitute a quorum at the Unitholders Meeting. Section 6.6 also provides that, in the absence of a quorum, the Unitholders Meeting may be adjourned from time to time by the vote of a majority of the Class A Units represented either in person at the meeting or by proxy.

Section 6.4 of the Partnership Agreement provides that, when a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new record date need not be fixed if the time and place of the adjourned meeting is announced at the meeting at which the adjournment is taken, unless such adjournment is for more than 45 days. At an adjourned meeting, the Partnership may transact any business which may have been transacted at the original meeting.

Other Matters

Neither the Partnership (or any affiliate thereof) nor any other person (including the Managing Partner) has authorized any person (including the Solicitation Agent or the Depositary) to give any information or make any representation in connection with the solicitation of proxies other than those contained herein and, if given or made, such information or representation must not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, in any circumstances, create any implication that the information herein is correct after April 14, 2006 the date of this Proxy Statement.

BENEFICIAL OWNERSHIP OF PRINCIPAL UNITHOLDERS
AND MANAGEMENT—THE PARTNERSHIP

As of March 31, 2005, only one  person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) is known by the Partnership or the Managing Partner to be the beneficial owner of more than 5% of the Class A Units. That person was the Ebrahimi Family Group, which owned 670,500 units, or 9% of the outstanding units as of March 31, 2006.

As of March 31, 2006, the General Partner did not own any Class A units, and no director or officer of the General Partner owned more than 1% of the Class A units.

The table below sets forth certain information as to the Class A Units beneficially owned by all directors of the General Partner, and all directors and officers of the General Partner as a group, as of  March 31, 2006.

Beneficial Owner	Class A Units Owned	Percent of Class A Units
James H. Case (1)	13,000	0.2%
John K. Kai	100	*
Jeffrey M. Kissel	2,016	*

All directors	15,116	0.1%

All directors and officers as a group; (10 persons)	15,216	0.1%

(1) Eight Thousand (8,000) of these units were owned by Mr. Case pursuant to a self-directed retirement plan sponsored by Carlsmith Ball LLP, a law firm in which Mr. Case is of counsel, and administered by Bank of Hawaii. Mr. Case was the record holder for the remaining 5,000 units.

* Less than 0.1%

SUMMARY OF THE PARTNERSHIP AGREEMENT AND PROPOSED AMENDMENTS

Introduction; Required Vote by Unitholders

History of the Partnership. At the time the Partnership was formed in 1986 the general partner was called Mauna Loa Resources, Inc. (“Resources”)  It was a wholly-owned subsidiary of C. Brewer and Company, Limited (“CBCL”), which also owned Mauna Loa Macadamia Nut Corporation (“Mauna Loa”). Therefore, CBCL elected the directors of Resources. The name of the managing partner was changed to ML Resources, Inc. in about the year 2000. CBCL sold Mauna Loa to The Shansby Group in 2001. Subsequently, CBCL sold 100% of the stock of ML Resources, Inc. to DBuyers Enterprises LLC (“DBE”), a limited liability company controlled by Mr. John W. A. Buyers. Thereafter, DBE elected the directors of ML Resources, Inc. In January, 2005, the Partnership bought 100% of the stock of Resources from DBE.

Set forth below is a summary of the proposed amendments to be voted upon by Unitholders at the Unitholders Meeting and a description of the Partnership Agreement after giving effect to such amendments (the “Amended and Restated Partnership Agreement”). The following discussion of the amendments and the resulting Amended and Restated Partnership Agreement is qualified in its entirety by reference to Appendix A, which sets forth the full text of the Amended and Restated Partnership Agreement.

Many of the proposed amendments delete provisions which were relevant when the partnership was organized in 1986, but no longer have any useful purpose. One important set of amendments provides procedures for election of the directors of the General Partner by the Unitholders. A third group of amendments provide greater flexibility to the Board of Directors of the General Partner in managing the Partnership.

Approval of the Amendment Proposal requires the affirmative vote of a majority of Class A Units outstanding on the Partnership Record Date. Submission of such amendments for approval by the Unitholders will not preclude the Managing Partner from subsequently exercising its amendment authority set forth in Section 6.11 of the existing partnership agreement with respect to such matters set forth in said Section 6.11 if the Amendment Proposal is not approved.

Summary of Proposed Amendments

General. The proposed amendments will, among other things: (i) replace provisions concerning mandatory distributions of cash flow with provisions that confer on the Managing Partner discretion to determine the amount and timing of all distributions; (ii) modify fees payable to the Managing Partner such that the Managing Partner’s management fee will equal two percent of net income rather than two percent of the Partnership’s operating cash flow, eliminate provisions concerning the Managing Partner’s incentive fee; and provide that no management fee need be paid if the Partnership owns 100% of the stock of the General Partner; (iii) remove provisions concerning the Partnership’s special general partner (which in December 1997 transferred all of its interests as a general partner to the Managing Partner, and withdrew as a special general partner); (iv) eliminate all provisions concerning Class B Units in the Partnership (inasmuch as all outstanding Class B Units have been cancelled); (v) eliminate requirements that, in connection with issuance of additional Class A Units, general partners make capital contributions sufficient to cause their capital contributions to equal one percent of total capital contributions made to the Partnership (which change will not affect the Managing Partner’s existing interest in profits, losses and distributions); (vi) expand the types of business in which the Partnership may engage; (vii) add various provisions concerning mergers involving the Partnership; (viii) eliminate various provisions dealing with rights or obligations that have been performed, expired, or otherwise are no longer pertinent to the Partnership’s affairs; (ix) add provisions authorizing the General Partner to issue additional Series A units in exchange for cash or property if the Board of Directors deems  such issuance to be in the best interest of the Partnership; (x) add provisions authorizing the Board of Directors to create additional series of units (such as a Series B of units ) with provisions different from those of Class A units if the Board of Directors deems such issuance to be in the best interest of the Partnership.

Change in Purpose. Section 2.3 of the existing Partnership Agreement essentially provides that the Partnership’s business shall be limited to the ownership, operation, development, and disposition of macadamia nut orchard properties and activities incidental thereto. Section 2.3 of the Amended Partnership Agreement permits the Partnership to engage in any activity permissible for a Delaware limited partnership, specifically including the macadamia nut operations authorized by the present Partnership Agreement, the ownership of interests in other entities engaged in any permitted activity, and anything incidental to the foregoing. However, the amendments to Section 2.3 limit this broad grant of authority by prohibiting the Partnership, without approval of owners of more than 50% of the percentage interests owned by Unitholders entitled to vote (including a general partner to the extent it owns Class A Units) (“a “Majority Interest”) from entering into any activity that would disqualify the Partnership from qualifying as an Electing 1987 Partnership under Section 7704(g) of the Code. The purpose of the latter provision is to preclude the Partnership from undertaking business that would disqualify it from receiving partnership tax treatment, unless that change has been approved by a Majority Interest. (A related amendment to Section 8.3 prohibits the General Partner from revoking the Partnership’s Section 7704(g) election without approval of a Majority Interest.)  In the opinion of counsel the formation or acquisition of a subsidiary which paid corporate taxes would not disqualify the Partnership from its present tax treatment.

Distribution Provisions. The Amended and Restated Partnership Agreement eliminates present requirements that all of the Partnership’s net cash flow (as defined in the present Partnership Agreement) be distributed quarterly, and grants the General Partner discretion to determine the amount of all distributions. Section 9.1 of the existing Partnership Agreement provides that an amount equal to the Partnership’s Net Cash Flow for each quarter, less any Incentive Fee, be distributed to partners and assignees. Net Cash Flow was defined to mean Operating Cash Flow less the sum of farming and management fees. Operating Cash Flow meant Gross Revenues less Gross Expenses, plus payments under a 1989 cash flow warranty agreement or any similar cash flow, warranty or stabilization payments. Gross Revenues generally constituted all receipts of the Partnership other than loan proceeds, certain insurance recoveries, other receipts representing recoveries for lost or destroyed assets, proceeds of certain capital transactions and capital contributions to the Partnership. Gross Expenses generally included all Partnership expenditures, other than principal payments on short-term debt, certain capital expenditures, expenditures made in connection with certain capital transactions, certain depreciation or amortization, Farming Fees, Management Fees, Incentive Fees, reserves established by the General Partner for potential expenditures or to effect a leveling of Partnership distributions, and certain other expenditures.

Section 9.1 of the Amended Agreement grants the General Partner discretion to determine the amount, if any, to be distributed to partners and assignees for each quarter, after taking into account the anticipated cash needs and financial condition of the partnership, estimated tax liabilities of partners and assignees with respect to their shares of partnership income, the maintenance of such reserves as the General Partner deems appropriate for potential expenditures and partnership obligations or to effect a leveling of partnership distributions, and the possible investment in new opportunities. Although Section 9.1 requires the General Partner to take into account estimated tax liabilities of Unitholders with respect to Partnership income, it does not require that distributions be made in amounts sufficient to equal all or any part of such estimated tax liabilities. As a result, it is possible that following adoption of the Amendments, the General Partner would not authorize distributions sufficient to cover tax liabilities incurred by partners or assignees as the result of their ownership of Units.

The Amended and Restated Partnership Agreement eliminates definitions of Net Cash Flow and related terms since computation of those amounts would no longer be required under Section 9.1 or by other provisions of the Amended Partnership Agreement.

Management and Incentive Fees. The Amended and Restated Partnership Agreement eliminates the Incentive Fee and changes the basis for calculating Management Fees. The Amended and Restated Partnership Agreement deletes Section 4.2 of the existing Partnership Agreement, which provided that the Managing Partner was to receive an annual Incentive Fee equal to one-half of one percent of the aggregate fair market value of all Depositary Units for the preceding calendar year, provided that the Partnership’s net cash flow for the preceding year exceeded specified amounts.

The existing Partnership Agreement provides that the General Partner is to receive an annual Management Fee equal to two percent (2%) of Operating Cash Flow for the immediately preceding year. The existing Partnership Agreement defines Operating Cash Flow as described above under “Distribution Provisions”. The Amended and Restated Partnership Agreement provides for a Management Fee equal to two percent (2%) of the Partnership’s Net Income, which is defined in the Amended and Restated Partnership Agreement to mean the net income of the Partnership from all sources as determined in accordance with generally accepted accounting principles (“GAAP”). Use of GAAP net income rather than the cash flow definitions in the present Partnership Agreement is a fundamentally different approach than that previously used. For example, the net income of the Partnership would include net proceeds of any asset sales reflected in the Partnership’s income statement, would be reduced by depreciation and amortization expenses, and would not be affected by principal payments on indebtedness.

Provisions related to management fees are essentially irrelevant at this time because the amendments provide that there shall be no management fee as long as the Partnership owns 100% of the general partner.

Capital Contributions by General Partners. Section 7.2 of the existing Partnership Agreement requires, in connection with issuance of additional Class A Units, that whenever additional capital contributions are made to the Partnership, the general partners contribute sufficient additional capital so that their aggregate contributions will continue to equal one percent of total capital contributions. Section 7.2 of the Amended Partnership Agreement eliminates this requirement, and states specifically that no such additional contributions will be required. It also states that the allocable share of a general partner will not be reduced in connection with capital contributions received from other persons. As a result of these changes, the Managing Partner will not be required to make additional capital contributions in connection with the Merger or in connection with any other partnership transaction involving the issuance of Units. Following any new issuance of Class A Units, the general partners’ capital contributions would be less than one percent of total contributions, but the general partners’ aggregate share in profits and losses would remain at one percent.

Since the Partnership owns 100% of the General Partner, this provision is irrelevant at this time in any event.

Elimination of Provisions Concerning Special General Partner. The existing Partnership Agreement required that Mauna Loa remain a special general partner until 1996. It further provided that a successor general partner need not be appointed if the Partnership received a legal opinion that failure to select a successor would not result in the Partnership being treated as an association taxable as a corporation for federal income tax purposes. Effective December 31, 1997, Mauna Loa withdrew as a special general partner, and transferred its general partner’s interest to Resources. No successor was appointed. In connection therewith, the Partnership obtained the requisite legal opinion, which reflected the fact that the Partnership would not be taxable as a corporation even though the special general partner was eliminated.

Since the Partnership no longer has a special general partner, the Amended Partnership Agreement eliminates all provisions pertaining thereto. Although the Amended Partnership Agreement permits election of general partners in addition to the General Partner, there is no expectation that any such additional general partner will be appointed.

Elimination of Provisions Concerning Class B Units. Under the existing Partnership Agreement, Class B Units were issued to Mauna Loa and one of its affiliates in connection with transfer to the Partnership of certain orchard properties. The Class B Units were contingent obligations, which were convertible into Class A Units when certain cumulative distribution amounts were achieved. The existing Partnership Agreement also permitted Class B Units to share in Partnership profits, losses and distributions arising from certain extraordinary dispositions of assets (referred to in the existing Partnership Agreement as “Capital Transactions”). In 1997 the Partnership and the holders of the Class B Units agreed to cancel all such Units. As a result, the Amended Partnership Agreement eliminates all provisions concerning Class B Units and conversion thereof, related provisions concerning conversion of Class B Units or allocations and distributions to Class B Units, and provisions concerning Capital Transactions.

One of the amendments permits the General Partner to create new Class B units for issuance in exchange for cash or property if the issuance is deemed in the best interest of the Partnership by the Board of Directors. For example, if the General Partner wanted to acquire an existing orchard, the General partner might deem it advisable to pay for the orchard with Class A or B units rather than with cash.

Additional Provisions Concerning Mergers. The existing Partnership Agreement required approval of a Majority Interest in connection with any merger or consolidation involving the Partnership, but did not otherwise address mergers or consolidation. Revised Section 2.7 of the Amended Partnership Agreement addresses mergers and consolidations generally. Section 2.7(A) of the Amended Partnership Agreement refers expressly to Section 17-211 of the Delaware RULPA, which authorizes a limited partnership to merge or consolidate with other entities. It also refers to Section 17-211(g) of the Delaware RULPA, which provides that if such section is referred to expressly in a partnership agreement, an agreement of merger or consolidation may effect amendments to the partnership agreement of a constituent partnership or effect the adoption of a new partnership agreement that will be the surviving limited partnership in a merger or consolidation, and permits such amendments or adoption of a new partnership agreement to be made effective at the effective time of the merger or consolidation. Section 2.7(A) further provides that the Managing Partner may amend or terminate an agreement of merger or consolidation pursuant to provisions for such termination contained in the merger or consolidation agreement. The section also states that approval by a Majority Interest of a merger or consolidation will confer on the Managing Partner authority to take all actions necessary to consummate that transaction, including the issuance of Partnership Units or other consideration to be delivered by the Partnership in accordance with the merger or consolidation agreement. Section 2.7(A) provides that if Class A Units are issued in any such merger or consolidation to the holders of securities of other entities, unless otherwise provided in the agreement of merger or consolidation:  the assets of other constituent parties vested in the Partnership upon consummation of the transaction will constitute contributed property; the capital account of each person to whom Partnership Units are issued as a result thereof is to reflect the proportionate amount of such contributed property’s agreed value; and the persons to whom such Units are issued will be deemed admitted to the Partnership as additional limited partners as of the effective time of the merger or consolidation (subject to completion of certificate exchange procedures). Section 2.7(A) provides that in any such transaction, persons to whom units are issued will be bound by the provisions of the Amended Partnership Agreement, and that such persons will be deemed to have granted the Managing Partner the authority (including the power of attorney) set forth in Article 16. Section 2.7(A) further states that in any merger or consolidation in which Partnership securities are issued, the Amended Partnership Agreement may, but need not, be amended to set forth more fully the terms on which such securities would be issued and on which the holders thereof would be admitted to the Partnership.

Summary of the Amended and Re-stated Partnership Agreement

All holders of Class A Units will be bound by the provisions of the Partnership’s Agreement of Limited Partnership, as it may be amended from time to time, and a holder of Class A Units will have no rights under the Partnership Agreement unless such holder becomes the record holder of such units. The following paragraphs discuss certain provisions of the Partnership Agreement, as proposed to be amended, which is set forth as Appendix A hereto. Such discussion does not purport to be complete and is qualified in its entirety by reference to all of the provisions of such proposed Amended Partnership Agreement.

Organization. The Partnership was organized in 1986 as a Delaware limited partnership. Resources has been the managing general partner since inception of the Partnership. Mauna Loa served as a special general partner until December 1997, when it transferred to Resources its .01% general partner’s interest and withdrew as a general partner. As a result, Resources is presently the sole general partner of the Partnership, and holds a 1% general partners’ interest. The Unitholders, in the aggregate, hold a 99% interest in the Partnership. The General Partner does not own any Class A Units. The Partnership now owns 100% of the stock of the General Partner.

Purposes, Business and Management. The purposes and business of the Partnership are to carry on any business permissible for a Delaware limited partnership (specifically including ownership and operation of macadamia nut orchards and the ownership, development and sale of real property). However, the Partnership is precluded, without approval of a majority of Class A Units, from entering into any activity that would prevent the Partnership from qualifying as an “Electing 1987 Partnership” under Section 7704(g) of the Code (which would result in loss of the partnership tax classification).

The General Partner is authorized, in general, to perform all acts necessary to carry out the purposes and to conduct the business of the Partnership. The General Partner’s authority includes the authority to cause the Partnership to issue additional Class A Units without Unitholder consent. See “Sale of Additional Securities.”  Unitholders have no preemptive rights and may not, in their capacity as Unitholders, take part in the operation, management or control of the Partnership.

The authority of the Managing Partner is limited in certain respects. The Managing Partner is prohibited, without the approval of owners of more than 50% of the percentage interests owned by Unitholders entitled to vote (including a general partner to the extent it owns Class A Units) (a “Majority Interest”), from, among other things: selling or otherwise disposing of all or substantially all of the Partnership’s assets; dissolving the Partnership or electing to continue the Partnership in certain instances; merging, consolidating or combining the business operations of the Partnership with those of any other entity; amending the Partnership Agreement (except for certain amendments described in “Amendment of Partnership Agreement” below); electing a new general partner of the Partnership; approving employee compensation plans providing for issuance of Class A Units or other securities of the Partnership; revoking the Partnership’s election to be an Electing 1987 Partnership or undertaking business activity that would make such election unavailable. The exercise of Unitholders’ voting rights and the amendment of the Agreement are each generally subject to receipt of an opinion of counsel for the Partnership that the action would not result in the loss of the limited liability of the Unitholders, would not cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes and is permitted under the state statutes governing the rights, duties and liabilities of the Partnership and its partners.

The general partners and related persons are permitted to conduct business with the Partnership. The Governance Committee of the General Partner’s Board of Directors, on an annual basis, or more frequently as such committee may deem appropriate, reviews the General Partner’s management of the Partnership and any conflicts of interest that may arise as a result of the relationship between the General Partner and/or its officers, and other entities or persons with which it does business. The Governance Committee is composed of directors of the General Partner who are not employees of the General Partner or the Partnership, stockholders of the General Partner, or officers, directors, employees, or stockholders of any affiliate of a general partner. However, ownership of Class A Units does not preclude an individual from serving on the committees of the General Partner.

The Partnership Agreement provides for a complete defense to any claim of invalidity or for damages or other relief under any agreement or transaction between the Partnership and a general partner or related person based upon an alleged conflict of interest, and the agreement or transaction shall be deemed to be fair and reasonable and in the best interest of the Partnership if, after full disclosure of the material facts as to the agreement or transaction and the interest of the general partner or related person, the agreement or transaction is authorized, approved or ratified by a majority of the Governance Committee or a disinterested majority of the Board of Directors of the General Partner, or is authorized, approved or ratified by Unitholders holding over 50% of the Class A Units other than those held by the general partner or related person. In addition, a general partner may assert a complete defense to any challenge to such an agreement or transaction based upon a conflict of interest if the agreement or transaction was fair and reasonable to the Partnership at the time it was authorized, approved or ratified by the General Partner. Approval may be prior to, at the time of or subsequent to the agreement or transaction. The failure of the Partnership to submit any agreement or transaction for approval pursuant to such procedures shall not create any presumption that the agreement or transaction was not fair and reasonable or in the best interests of the Partnership.

Withdrawal or Removal of a General Partner. The General Partner may withdraw as a general partner upon 120 days’ written notice. The General Partner may only be removed by a vote of 66% in interest of the owners of Class A Units. Such removal is also subject to the selection of a successor and receipt of an opinion of counsel that such removal and the selection of a successor managing general partner would not result in the loss of the limited liability of Unitholders or cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes.

There is no assurance that the Partnership will be able to find a successor general partner if the General Partner withdraws. If the General Partner withdraws and the Partnership is unable to find a new general partner, it may prove impossible or difficult to conduct the business of the Partnership and the Partnership may be forced to liquidate its assets and wind up its affairs. In addition, if it were necessary to find a new general partner, such partner might insist on different or additional compensation from that provided for in the Partnership Agreement.

In the event of such withdrawal or removal, the successor general partner will have the option to acquire that portion of the departing general partner’s interest in the Partnership held as a general partner for a cash payment equal to the value (based on an agreement with the successor general partner) of its general partner’s interest in the Partnership. If the option is not exercised, the general partner’s interest of the departing general partner will be converted into Class A Units on a basis agreed by the Partnership and the departing general partner. In such event, the Partnership will also be obligated to pay all amounts then due, if any, to the departing general partner (including the Management Fee and prorated to the date of removal or withdrawal) within 60 days after the date of departure. In addition, the successor to the departing general partner will be required to assume all obligations theretofore incurred by the departing general partner as a general partner, except for liabilities which the departing general partner has incurred as a result of its own negligence or misconduct.

A general partner will also cease to serve as a general partner upon dissolution or termination, death or legal incapacity (in the case of an individual), or 120 days after notice is given to the Unitholders of the general partner’s bankruptcy, insolvency, reorganization, or similar proceeding.

The above provisions have no practical application as long as the Partnership continues to own 100% of the stock of Resources.

Compensation of the General Partners; Expenses. The General Partner is entitled to receive from the Partnership on or about February 15 of each year a Management Fee equal to 2% of the Partnership’s net income for the immediately preceding calendar year. The fee will be prorated and paid to the General Partner to the extent it serves as General Partner for less than the Partnership’s full fiscal year. The General Partner is also entitled to receive reimbursement of all its direct costs and allocable indirect costs in managing the Partnership (including Hawaii general excise tax imposed on the General Partner with respect to the Management Fee).

Note, however, that this provision is not applicable if the Partnership owns 100% of the stock of the General Partner.

Allocation of Profits and Losses; Distributions. In general, the Unitholders have a 99% share and the General Partner (or, if  there are multiple general partners, all such partners in the aggregate) have a 1% share of the profits and losses of the Partnership. Each owner of a Class A Unit participates in the profits and losses of the Partnership pro rata with other owners of Class A Units. The General Partner is authorized, without the consent of the Unitholders, to cause the Partnership to issue additional Class A Units or other classes or series of securities to raise additional capital, to acquire additional properties, or for other Partnership purposes. If additional Class A Units are issued, the percentage interest represented by the previously outstanding Class A Units will be diluted to the extent of such additional issuance. Items of income, gains, losses, deductions and credits are allocated for federal income tax purposes among the Unitholders in the same manner as the underlying revenues and costs of the Partnership have been credited or charged to such Unitholders. Current Distributions to Unitholders are made in accordance with their respective participations in profits and losses.

Cash Distributions. The General Partner has the sole discretion to determine the amount of distributions to be made to holders of Class A Units, taking into account the anticipated cash needs and financial condition of the Partnership, the estimated tax liabilities of Unitholders with respect to their share of Partnership income, the maintenance of such reserves as the Managing Partner deems appropriate for potential Partnership expenditures, to effect a leveling of Partnership distributions, or to provide funds for expansion of the Partnership’s business. All distributions are made 1% to the General Partner (or to all general partners in the aggregate), and 99% to Unitholders in proportion to the number of Units held. Although the General Partner makes distribution decisions, and is required to consider tax liabilities of Unitholders arising from Partnership income, the Partnership Agreement does not compel the General Partner to authorize distributions sufficient to satisfy such liabilities in whole or in part. As a result, ownership of Units could cause Unitholders to incur tax liabilities that exceed distributions received from the Partnership. The Partnership’s ability to make cash distributions to the Unitholders will depend primarily upon its operating performance.

Sale of Additional Securities. In order to acquire additional properties or for any other Partnership purpose, the General Partner is authorized to cause to be issued additional Class A Units from time to time. In general, the General Partner has sole and complete discretion in determining the consideration and terms and conditions with respect to any future issuance of Class A Units. However, the General Partner cannot (i) issue additional Class A Units to the General Partner or any of its affiliates for a consideration with a value less than the Unit Price of the Class A Units (i.e., their trading price or fair market value) without the approval of a Majority Interest, except as provided under certain limited situations, and (ii) shall not issue Units in connection with a merger or consolidation or employee plans unless the merger, consolidation or plan has been approved by a Majority Interest (and if such approval is given, the limitations set forth in clauses (A) and (B) above are inapplicable).Note that the provision set forth in subsection (i) above is not relevant as long as the Partnership owns 100% of the stock of Resources.

The Managing Partner is required to do all things necessary to comply with the Delaware Revised Uniform Limited Partnership Act (the “Delaware RULPA”), the Code or any other applicable law, statute, rule, regulation or guideline of any federal, state or other governmental agency or any stock exchange on which the Class A Units or other securities of the Partnership are listed for trading, and is authorized and directed to do all things it deems necessary or advisable in connection with any such future issuance.

Transferability; Status as Limited Partners or Assignees. The existing Class A Units are fully paid, and Unitholders will not be required to make additional contributions to the Partnership.

Ownership of Class A Units is evidenced by Certificates, which are not transferable except by operation of law. However, upon deposit of Certificates with the Depositary, the Depositary will issue a transferable Depositary Receipt.

Although Depositary Receipts are transferable, no transfer of Depositary Receipts will be recorded or otherwise recognized by the Partnership unless and until the transferee has delivered a properly executed Transfer Application to the Depositary. By executing a Transfer Application and accepting a Depositary Receipt, transferees automatically request admission as substituted limited partners in the Partnership, agree among other things to be bound by the terms and conditions of the Partnership Agreement and the Depositary Agreement and appoint the Managing Partner as their attorney-in-fact. The record holder of a Depositary Receipt, pending admission as a substituted limited partner in the Partnership, has the rights of an assignee. An assignee is entitled to an interest in the Partnership equivalent to that of a limited partner with respect to the right to share in distributions from the Partnership, including liquidating distributions, but without the right to vote directly on partnership matters and is otherwise subject to the limitations under the Delaware RULPA on the rights of an assignee who has not become a substituted limited partner. The General Partner will vote and exercise other powers attributable to Class A Units owned by assignees who have not become substituted limited partners at the direction of such assignees. A transferee will become a substituted limited partner only if the General Partner of the Partnership consents thereto. Unless the Depositary is notified to the contrary, the General Partner will be deemed to have given its consent to the admission of a transferee as a substituted limited partner and such admission shall be effective at and from the close of business on the last business day of the month in which a transferee’s Transfer Application was received. Transferees who are not admitted as substituted limited partners will remain assignees. Transferees who do not execute a Transfer Application will be treated neither as assignees nor as record holders of Depositary Receipts and will not receive cash distributions, federal income tax allocations or reports furnished to Unitholders. Only a limited partner may surrender a Depositary Receipt and receive a Certificate representing Class A Units. Any such Certificate for Class A Units withdrawn from the Depositary is not transferable, except by operation of law. Certificates may be redeposited with the Depositary in exchange for transferable Depositary Receipts which will be executed and delivered in the manner described in the Depositary Agreement.

Amendment of Partnership Agreement. Proposed amendments (other than those described below) approved by the General Partner and at least a Majority Interest will be adopted. The General Partner and 95% of all Unitholders must consent to any amendment which, in the opinion of counsel to the Partnership, would result in the loss of limited liability to any Unitholder who does not consent thereto or cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes. Except with the approval of 95% of all Unitholders, no amendment may in certain instances reduce the percentage of votes required of Unitholders or change the form of the Partnership to a general partnership. For purposes of the 95% vote requirements, Unitholders are only those for whom the Partnership has valid addresses.

The consent of the General Partner (and any other general partner) would be required if the effect of any amendment would be to change the percentage interest of such partner or to increase the duties and liabilities of such partner in the Partnership.

The General Partner may amend the Partnership Agreement without the consent of the Unitholders if the amendment is to change the name of the Partnership; if the amendment is to elect to be bound by any successor limited partnership statute, and, if in the General Partner’s opinion, the amendment does not have a material adverse effect upon the limited partners and assignees (other than those who consent to the amendment); if the amendment would conform the Partnership Agreement to changes in the Delaware RULPA or interpretations thereof which, in the sole discretion of the General Partner, it believes appropriate or desirable, provided that in its opinion the amendment does not have a materially adverse effect upon the Unitholders or the Partnership; subject to the approval of each general partner, if the amendment would change the allocation among the general partners of any amounts allocated to any of them; if the amendment is necessary, in the opinion of counsel to the Partnership, to prevent the Partnership or a general partner or the directors or officers of a general partner from being in any manner subject to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or plan asset regulations adopted under ERISA, whether or not substantially similar to plan asset regulations currently applied or proposed by the Department of Labor, provided the amendment does not have a materially adverse effect on the Unitholders or the Partnership; if the amendment would reflect the exercise of any power granted to the Managing Partner under the Partnership Agreement; if the amendment would make any change which, in the sole discretion of the General Partner, is advisable to qualify or to continue the qualification of the Partnership as a limited partnership or a partnership in which the limited partners have limited liability under the laws of any state or that is necessary or advisable in the sole discretion of the General Partner to ensure that the Partnership will not be treated as an association taxable as a corporation for federal income tax purposes; if the amendment would make any change that is necessary or advisable, in the sole discretion of the General Partner, to satisfy any legal requirements, conditions or guidelines, that is necessary or desirable in order to implement certain provisions relating to tax allocations or that is necessary or desirable to facilitate the trading of the Depositary Receipts evidencing Class A Units; if the amendment corrects a clerical or technical error or omission; subject to the right of Unitholders to approve the issuance of securities senior to the Class A Units, if the amendment reflects the respective allocations, distributions, voting, liquidation and other rights, privileges, and preferences with respect to new securities issued by the Partnership; or if the amendment is similar to those listed above and does not have a material adverse effect on the Unitholders. Adoption of any of these amendments by the General Partner is subject to receipt of an opinion of counsel for the Partnership that the action would not result in the loss of the limited liability of the Unitholders, would not cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes and is permitted under the Delaware RULPA.

Meetings; Voting. Each Unitholder is entitled to one vote for each of his Class A Units. Any action that is required or permitted to be taken by the Unitholders may be taken either at a meeting of the Unitholders or without a meeting if consents in writing setting forth the action so taken are signed by Unitholders owning not less than the minimum percentage interests that would be necessary to authorize or take such action at a meeting of the Unitholders. The Partnership shall conduct annual meetings of Unitholders. Meetings of Unitholders may be called by a general partner or by Unitholders owning at least 10% of the outstanding Class A Units. Unitholders may vote either in person or by proxy at meetings. Class A Units evidenced by Depositary Receipts held in nominee or street name accounts will be voted by the broker (or other nominee) pursuant to the instruction of the Unitholder. A Majority Interest represented in person or by proxy will constitute a quorum at a meeting of Unitholders. Except for the special amendments referred to under “Amendment of Partnership Agreement” above and except as otherwise required by law, substantially all matters submitted to Unitholders are determined by the written consent or affirmative vote, in person or by proxy, of a Majority Interest. For matters on which Unitholders may vote, see “Purposes, Business and Management” to the extent permitted by law, “Amendment of Partnership Agreement” and “Conflicts of Interest” above.

Indemnification. The Partnership indemnifies each general partner and its directors, officers and employees as well as officers and employees of the Partnership, from and against any and all losses, claims, damages, liabilities, joint and several, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all threatened, pending or completed claims, cost, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which such person may be a party, or threatened to be made a party, by reason of its or his status as a general partner or as a director, officer or employee or its or his management of the affairs of the Partnership, or which relate to the Partnership, its property, business or affairs, whether or not such person continues to be a general partner or a director, officer or employee of a general partner or an officer or employee of the Partnership at the time any such liability or expense is paid or incurred. Indemnification is required to be made if (i) such person acted in good faith and in a manner it or he reasonably believed to be in, or not opposed to, the best interest of the Partnership, and, with respect to any criminal proceeding, had no reasonable cause to believe and did not believe its or his conduct was unlawful and (ii) such person’s conduct did not constitute gross negligence or willful or wanton misconduct. The termination of a legal proceeding adverse to the indemnified person does not create a presumption that the indemnified person failed to meet this standard of conduct. Any indemnification under these provisions will be limited to the assets of the Partnership. The Partnership will also pay expenses (including legal fees) incurred by an indemnified party in defending any proceeding in advance of final disposition of such proceeding, provided the indemnified party agrees to repay the amount advanced if a court ultimately determines that the indemnified party is not entitled to indemnification from the Partnership.

The Partnership is authorized to purchase insurance against liabilities asserted against and expenses incurred by such persons in connection with Partnership activities, whether or not the Partnership would have the power to indemnify the person against such liabilities under the provisions described above. The Partnership has purchased such insurance with respect to the officers and directors of the general partners, and will purchase such insurance with respect to officers and employees of the Partnership.

The indemnity provided in the Partnership Agreement is in addition to indemnification rights which a person may have under applicable law, contract or any other source.

Limited Liability. Assuming that a limited partner does not take part in the control of the business of the Partnership, within the meaning of the Delaware RULPA, and that he otherwise acts in conformity with the provisions of the Partnership Agreement, his liability under the Delaware RULPA will be limited, subject to certain possible exceptions, generally to the amount of any unperformed agreement to make contributions to the Partnership in respect of his Units, plus his share of any undistributed profits and assets of the Partnership. The Delaware RULPA specifies an extensive list of actions which do not constitute participation in control, including being a contractor, agent or employee of the Partnership or a general partner, consulting with or advising a general partner with respect to the business of the Partnership and voting on matters as to which Unitholders have voting rights. Even if a limited partner does participate in the control of the business, such limited partner will be liable only to persons who transact business with the Partnership reasonably believing, based upon the limited partner’s conduct, that the limited partner is a general partner of the Partnership. The Delaware RULPA precludes limited partnerships from making distributions if after giving effect thereto the liabilities of the partnership (other than liabilities to partners on account of their partnership interests and liabilities for which creditors’ recourse is limited to specific property) would exceed the fair value of the partnership’s assets (except that the fair value of property subject to limited recourse liability may be included in the partnership’s assets only to the extent such property’s value exceeds that liability). A limited partner who receives a distribution knowing that it violates such restriction is liable to the partnership for the amount of that distribution.

Power of Attorney. Each person who becomes a limited partner (including a person who becomes a limited partner in connection with a merger) grants an irrevocable power of attorney to the General Partner and its authorized officers to sign any certificates of limited partnership, the Partnership Agreement, the Depositary Agreement and other documents and instruments, including amendments of any of the foregoing, to form, reform or qualify the Partnership or to comply with any requirements relating to the business or proposed business of the Partnership.

Dissolution and Liquidation. The Partnership will continue until December 31, 2086, or until terminated pursuant to the Partnership Agreement or by operation of law. The Partnership will be dissolved upon the happening of any one of the following events: a general partner ceases to be a general partner (other than by removal) unless (i) at the time there is at least one other general partner or (ii) a Majority Interest agree in writing to continue the business of the Partnership and to admit one or more general partners; the bankruptcy or insolvency of the Partnership; the sale of all or substantially all of the assets of the Partnership and distribution of any proceeds therefrom; the election of the General Partner to dissolve the Partnership together with the affirmative vote of a Majority Interest to dissolve; or any other event which makes it unlawful for the Partnership to be continued. No voluntary action may be taken to dissolve or liquidate the Partnership, however, unless such action is first proposed by the General Partner.

If the business of the Partnership is not to be continued by a successor general partner, general partners or, in the event of all general partners’ bankruptcy or removal, such person as a court or a Majority Interest may designate, shall have authority to complete the winding up and liquidation of the Partnership. In connection with the winding up of the Partnership, the assets will be liquidated and the proceeds distributed first to creditors of the Partnership in order of priority provided by law, for any reserves deemed appropriate (whether by payment or the making of reasonable provision for payment) and then to partners and assignees in proportion to, and to the extent of the positive balances in, their respective capital accounts. If the liquidator determines that an immediate sale of part or all of the Partnership assets would be impractical or would cause undue loss to the partners, the liquidator may, in its absolute discretion, distribute to some or all partners, in lieu of cash, as tenants in common, undivided interests in such assets as the liquidator deems unsuitable for liquidation. The liquidator may defer liquidation or distribution of assets to the partners in kind if it determines that a sale or distribution would be impractical or would cause undue loss to the partners.

DESCRIPTION OF CLASS A UNITS

Description of Class A Units

For discussion of the rights of limited partners under the Amended Partnership Agreement, see “SUMMARY OF THE PARTNERSHIP AGREEMENT AND PROPOSED AMENDMENTS”. The following paragraphs discuss certain provisions of the Depositary Agreement between the Partnership and Mellon Investor Services, LLC as Depositary (the “Depositary Agreement”) and are qualified in their entirety by reference thereto. The Depositary Agreement is incorporated by reference as an exhibit to the Registration Statement of which this Proxy Statements a part.

General. The Partnership currently has outstanding 7,500,000 Class A Units. Holders of Class A Units have no preemptive rights and may not take part in the operation, management, or control of the Partnership.

Among other attributes, ownership of Class A Units evidences entitlement to participate in a percentage of the Partnership’s profits, losses, and e “Description of the Amended Partnership Agreement - Allocation of Profits and Losses; Distributions.”  The percentage interest in the Partnership represented by outstanding Class A Units will be subject to dilution in the event that the Partnership issues more Class A Units or other classes or series of securities. See “Description of the Amended and Restated  Partnership Agreement - Sale of Additional Securities”.

The Class A Units are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Partnership is subject to the reporting and proxy solicitation requirements of the Exchange Act and the rules and regulations thereunder. The Partnership is required to file periodic reports containing financial and other information with the SEC. See “Additional Information.”

The Class A Units currently outstanding are listed on the New York Stock Exchange under the symbol “NUT”.

Transfer of Class A Units. Class A Units evidenced by Depositary Receipts are securities and are freely transferable except as restricted by federal or state securities laws. A transferee who executes a Transfer Application thereby seeks admission as a substituted limited partner in the Partnership in respect of the transferred ownership of Class A Units and grants a power of attorney in favor of the Managing Partner. A record holder of a Depositary Receipt has the right to negotiate the Depositary Receipt and the Class A Units evidenced thereby to a subsequent purchaser or transferee.

The transfer of Depositary Receipts and the Class A Units evidenced thereby are only recorded on the books of the Partnership upon execution and delivery to the Depositary of a Transfer Application. If a transferee fails to execute and deliver a Transfer Application, the transfer will not be recorded, and the transferor will continue to be the record holder. As a result, the transferor will continue to be mailed tax information and any cash distributions made by the Partnership, even though the transferor has done everything necessary on his, her or its part to effect the transfer. The purpose of requiring a Transfer Application to recognize a transfer is to ensure that the transferee becomes a limited partner and the transferor ceases to be a limited partner with respect to the transferred Class A Unit.

Whether or not a transferee executes the Transfer Application, a transferee, by acceptance of a Depositary Receipt, agrees to be bound by and hold the Depositary Receipt subject to the terms and conditions of the Partnership Agreement and the Depositary Agreement. A transferor has the duty to provide the transferee with all requisite information which may be necessary to effect the transfer of the Depositary Receipt.

A limited partner may withdraw the Class A Units evidenced by his Depositary Receipt or Receipts by surrendering the Depositary Receipts for a Certificate representing the same number of Class A Units evidenced by the surrendered Depositary Receipt. Class A Unit Certificates are not transferable except by bequest, inheritance or operation of law. To transfer such Certificates, a holder must redeposit the Certificate and request a Depositary Receipt, which may then be transferred. Any such redeposit requires at least 60 days’ advance written notice to the Depositary.

Lost, stolen or destroyed Certificates or Depositary Receipts will be replaced upon the furnishing of a bond or other adequate security to the Partnership.

Resignation and Removal of Depositary. Subject to certain notice provisions, the Depositary may at any time resign or be removed by the Partnership, in which case a qualified successor will be appointed by the Partnership.

Amendment. Any provision of the Depositary Agreement, including the form of Certificate, Depositary Receipt or Transfer Application, may at any time and from time to time be amended by agreement between the Partnership and the Depositary in any respect deemed necessary or desirable by the Partnership, without any affirmative approval by the Unitholders. No amendment to the Depositary Agreement, however, may impair the right of a Unitholder to surrender a Depositary Receipt and withdraw any of the deposited Class A Units evidenced thereby, and no amendment to the Depositary Agreement may be made without the approval of the Managing Partner. The Depositary will furnish notice to each record holder of a Depositary Receipt, and to each securities exchange on which Depositary Receipts are listed for trading, of any material amendment made to the Depositary Agreement. Each record holder of a Depositary Receipt at the time any amendment of the Depositary Agreement becomes effective will be deemed, by continuing to hold such Depositary Receipt, to consent and agree to the amendment and to be bound by the Depositary Agreement as so amended.

Upon request by the Partnership, the Depositary will give notice of any material change in the fees or charges payable by holders of Depositary Receipts or Certificates or transferees of Depositary Receipt to any securities exchange on which such Depositary Receipts are listed for trading. Any change in such fees or charges will not be effective until the expiration of 90 days after the date of such notice.

Termination. The Depositary will terminate the Depositary Agreement, whenever directed to do so by the Partnership, by mailing notice of termination to the record holders of all Depositary Receipts and Certificates then outstanding at least 30 days before the date fixed for the termination in such notice.

Duties and Status of Depositary. The Depositary’s only duties as depositary are the essentially ministerial ones set forth in the Depositary Agreement. In addition to acting as depositary for the Class A Units, the Depositary acts as a registrar and transfer agent for the Class A Units. The Depositary is compensated by the Partnership for serving in such capacities. All fees charged by the Depositary for transfers of Depositary Receipts and withdrawals of Certificates for Class A Units are borne by the Partnership and not by the holders of Depositary Receipts or Certificates (except that fees similar to those customarily paid by stockholders for surety bond premiums to replace lost or stolen certificates, tax or other governmental charges, special charges for services requested by holders of Depositary Receipts or Certificates, including redeposit of withdrawn Certificates, and other similar fees or charges, will be borne by the affected holder of a Depositary Receipt or Certificate, as the case may be). There is not charge to holders of Depositary Receipts or Certificates for disbursements of the Partnership’s cash distributions.

The Depositary’s principal executive office is located at Mellon Investor Services LLC, 525 Market St., 35th Floor, San Francisco, CA 94105.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

The Partnership presently has no officers or directors. Instead, the officers and directors of the General Partner perform all management functions for the Partnership. Each director of the General Partner is appointed for a term of one year and until his successor is duly appointed and qualified. Each officer of the General Partner is elected by the Board of Directors of the General Partner and is subject to removal by that board at any time.

Directors of the General Partner receive a quarterly retainer of $3,750 and a meeting fee of $1000 per meeting. The Chairman of the Audit Committee receives an additional retainer of $4,000 per year. There are no other agreements or arrangements between the General Partner and its directors.

Election of Directors of  General Partner

A major amendment provides procedures permitting the Unitholders to elect the directors of the General Partner. This amendment will provide Unitholders with a right that is common in American industry. It is the intention of the Board of Directors to hold annual meetings of the Partnership for the purpose of electing directors each year. If a director dies, resigns, retires, or is otherwise unable to act between annual meetings, the Board of Directors will appoint an interim director until the next annual meeting.

The Nominating Committee of the Board of Directors of the Managing Partner recommends that the current directors be elected to serve for the ensuing year until any successor is duly appointed or elected.

Identification of Current Directors of General Partner

James H. Case. 85 years old; director of General Partner since 1986; Chairman of the Conflicts Committee from 1986 until 2004; at which time the name of the Conflicts Committee was changed to the Audit Committee; Chairman of the Audit Committee until March 2005; Chairman of Nominating, Compensation and Governance Committees since 2004.; of counsel to the law firm of Carlsmith Ball; not an employee, officer, or director of any CBCL or DBE affiliate.

John K. Kai. 40 years old; director of the General Partner since June 2004; member of the Audit, Nominating, Compensation and Governance Committees since March 2005; President of the Pinnacle Media Group; branch manager and investment representative of Linsco/Private Ledger; not an employee, officer, or director of any CBCL or DBE affiliate.

James S. Kendrick. 58 years old; director of General Partner since June 2005; Executive at Mauna Loa Macadamia Nut Corporation from 1991 to 1998; Consultant specializing in food processing facilities.

E. Alan Kennett. 62 years old; director of General Partner since June 2005; President and CEO of Gay and Robinson Sugar Company, Inc.

Jeffrey M. Kissel. 56 years old; director of General Partner since June 2005; member of the Audit Committee since June 2005; member of the Compensation, Nominating, and Governance Committees since December, 2005; Chairman of the Audit Committee since April 1, 2006; Vice Chairman and Chief Strategy Office for Primoris Corporation Inc.; not an employee, officer, or director of any CBCL or DBE affiliate.

David McClain. 59 years old; director of General Partner since September 2000; member of the Audit Committee since 2,000, Member of the Nominating, Compensation and Governance Committees  since 2004; Chairman of Audit Committee from March, 2005,  to March, 2006;  not an employee, officer, or director of any CBCL or DBE affiliate. President of the University of Hawaii.

Dennis J. Simonis. 49 years old; director of General Partner since August 2002; President and Chief Operating Officer of General Partner from August 2001 until December 2004, Chief Financial Officer from June 2001 to August 2001, and Chief Executive Officer since December 2004. Chief Financial Officer of DBE from August 2001, and President of DBE from October, 2005; stockholder in CBCL.

B. Identification of Executive Officers of the General Partner

Dennis J. Simonis. 49 years old; President of General Partner since August 2001; and Chief Executive Officer since December 2004; President of the Partnership since March 2, 2006; President of D. Buyers Enterprises, LLC; not otherwise an employee, officer, or director of any CBCL affiliate. Formerly Executive Vice President and Chief Operating Officer of Mauna Loa.

Randolph H. Cabral. 53 years old; Senior Vice President and orchard manager of General Partner since May 2000; Senior Vice-President of the Partnership since March 2, 2006; not otherwise an employee, officer, or director of any CBCL affiliate. Formerly Senior Vice President and orchard Manager of Kau Agribusiness Company, Inc., a subsidiary of CBCL

Wayne W. Roumagoux. 59 years old; Chief Financial Officer of General Partner since August 2001; Secretary and Treasurer of General Partner since December 8, 2005; Controller of DBE; not otherwise an employee, officer, or director of any CBCL affiliate.

E. Business Experience of Current Directors and Executive Officers

Current Directors of the General Partner.

James H. Case. Mr. Case is of counsel to the Hawaii law firm of Carlsmith Ball LLP. Mr. Case graduated with an A.B. from Williams College and received a J.D. from Harvard Law School. He became associated with the Carlsmith law firm in 1951 and became a partner in 1959. He has served on the boards of directors of Hamakua Sugar Company, Inc., InterIsland Resorts, Ltd., Pacific Club, Central Union Church, Hanahauoli School, and Arcadia Retirement Residence. He resides in Honolulu, Hawaii.

John K. Kai. Mr. Kai has served as a director since June 2004. Mr. Kai is president of Pinnacle Investment Group, LLC and Pinnacle Media Group, LLC, and branch manager and investment representative of Linsco / Private Ledger. Mr. Kai was the resident manager of the Hilo office of Paine Webber, Inc. and was formerly with Merrill Lynch. Mr. Kai is a graduate of Sacramento City College and attended the University of the Pacific from 1983 to 1985. He has served on several nonprofit boards in Hawaii. He resides in Hilo, Hawaii.

James S. Kendrick. Mr. Kendrick has over 36 years of experience in the food processing industry and is currently a consultant to various food companies. Mr. Kendrick held executive positions at Mauna Loa Macadamia Nut Corporation from 1991 to 1998, including Executive Vice President of Operations and President. Between 1978 and 1983, he was the Manager of the Dole Pineapple cannery in Honolulu. Mr. Kendrick worked for Kraft Foods as an engineer. He is a graduate of Northern Illinois University and Cornell’s Executive Development Program. He has been active in the Hawaii Macadamia Nut Association and currently resides in Naples, Florida.

E. Alan Kennett. Mr. Kennett has worked in various executive capacities in the agriculture sector for over 40 years and currently is the President and Chief Executive Officer of Gay and Robinson Sugar Company, Inc. on Kauai, Hawaii. He held various positions in the Hawaii sugar industry with C. Brewer and Co., Ltd. Between 1976 and 1994. Prior to 1976, Mr. Kennett managed sugar operations in Africa, the United Kingdom and the West Indies. He is a graduate of Walton Technical College and the Liverpool College of Technology and Completed Cornell’s Executive Development Program. Mr. Kennett has been active in numerous Hawaii non-profit organizations and written several technical papers. He currently resides in Kaumakani, Kauai, Hawaii.

Jeffrey M. Kissel. Mr. Kissel is the Vice Chairman and Chief Strategy Officer of Primoris Corporation, a $350 million specialty contractor. He was the Chief Financial Officer for Earth Tech, Inc. from 2003 to 2005, a $1.5 billion global engineering and construction company specializing in water treatment, and has held various financial executive positions in publicly traded companies since 1974. From 1997 to 2003, Mr. Kissel was employed by URS Corporation as a vice president of planning and budgeting, and served as Chief Financial Officer for several URS Corporation divisions. Mr. Kissel was President and principal shareholder of Hawaiian Communications between 1992 and 1997. Prior to 1992 he worked with Tesoro, AON and Challenger Petroleum in the energy industry. He has a B.B.A. and M.B.A. from the University of Hawaii and currently resides in California and Hawaii.

David McClain. Dr. McClain was appointed President of the 10-campus University of Hawai’i System in March, 2006, having  served as the Interim President since 2004 and as Vice President for Academic Affairs of the UH System from July 1, 2003. From 2000 until 2003 he was the Dean of the College of Business Administration at the University of Hawaii at Manoa, as well as First Hawaiian Bank Distinguished Professor of Leadership and Management; he was also Interim Vice President for Research of the University of Hawaii System from February to September 2003. Dr. McClain joined the University of Hawaii at Manoa in 1991 as the Henry A. Walker, Jr. Distinguished Professor of Business Enterprise and Professor of Financial Economics and Institutions. Dr. McClain is a director of First Insurance Company, and serves as a member of several nonprofit boards in Hawaii. He earned a Ph.D. in Economics from the Massachusetts Institute of Technology in 1974 and a BA in Economics and Mathematics from the University of Kansas in 1968. Dr. McClain has taught at Massachusetts Institute of Technology’s Sloan School of Management and at Boston University, where he chaired the Department of Finance and Economics. He also served as Senior Staff Economist, Council of Economic Advisors to President Jimmy Carter, and headed international economic information services for Data Resources, Inc. He resides in Honolulu, Hawaii.

Dennis J. Simonis. Mr. Simonis has served as a director since August 2002, president of the Managing Partner since August 2001, chief executive officer since December 2004, and was formerly the executive vice president and chief financial officer. From 1993 to 2001, Mr. Simonis served in various capacities at Mauna Loa, including executive vice president and chief operating officer. He serves as an officer of the Hawaii Macadamia Nut Association and has served on several nonprofit boards in Hawaii. He served from 1985-1993 as a vice president of Theo H. Davies & Co., Ltd. and worked as a senior auditor for Price Waterhouse between 1979 and 1985. Mr. Simonis graduated magna cum laude with a B.S. in Accounting from Carroll College in Waukesha, Wisconsin and earned his C.P.A. certificate in 1983. He resides in Hilo, Hawaii.

New Director.

Mr. James H. Case will have completed twenty years of service as a director on June 12, 2006, and will not be standing for reelection. The Nominating Committee has nominated Mr. Russell L. Case to replace Mr. James H. Case as a director. The business experience of Mr. Russell L. Case is summarized below.

Russell L. Case. Mr. Case graduated from Cornell Law School in 1986 and commenced practicing law as an associate with the Atlanta law firm of Kilpatrick & Cody, specializing in international mergers, acquisitions, joint ventures, and dispositions. Thereafter he worked for Bell South as Associate General Counsel, performing the same type of work. Next he worked as Senior Vice President at Concert, a joint venture of AT&T and British Telecom, where he was responsible for international acquisitions, joint ventures, and dispositions. He returned to Hawaii in 2003 as Of Counsel to the law firm of Carlsmith Ball, where he has continued practicing corporate law. He has spent a considerable portion of his time performing legal services for the Partnership. Mr. Case was born in Hawaii in 1957 and graduated from Williams College in 1981.

Committees of the Board of Directors of the General Partner

At the inception of the Partnership in 1986 the Board of Directors was composed of seven members. CBCL owned 100% of the stock of the General Partner. Four of these members were insiders (executives at CBCL) and three were independent outside directors. The outside directors were appointed to a Conflicts Committee, whose primary responsibility was to review any conflicts of interest between CBCL and the Partnership. Mr. Case was appointed Chairman of the Conflicts Committee at the inception of the Partnership.

After new regulations by the Securities and Exchange Commission and the New York Stock Exchange following passage of the Sarbanes-Oxley Act, and following sale of the stock of Resources by CBCL to DBuyers Enterprises, the Conflicts Committee was reconstituted as the Audit Committee, and the three members of the Conflicts Committee became members of the Audit Committee. Mr. Case was appointed Chairman of the Committee. The Audit Committee took over all functions previously carried on by the Conflicts Committee. In addition, the Audit Committee assumed the additional responsibilities normally performed by Nominating, Governance, and Compensation Committees. Members were Chairman James H. Case, Dr. David S. McClain, and Dr. Ralph Hook.

In March, 2005, Mr. Case resigned as Chairman and a member of the Audit Committee, and was replaced by Mr. Kai. Dr. McClain became Chairman. In June, 2005, Mr. Kissel was appointed a member to replace Mr. Hook, who retired. In April, 2006, Mr. Kissel became Chairman and Dr. McClain continued as a member.

In March, 2005, three new committees were formed; namely, the Nominating, Compensation, and Governance Committees. Mr. Case became Chairman of those committees. Messrs. McClain and Kai became members. In December, 2005, Mr. Kissel was added as a member of those committees.

Audit Committee. Effective March 7, 2005, James Case resigned from the Audit Committee. At the March 9, 2005 Board of Directors meeting Dr. David McClain was appointed chairman and John Kai was appointed a member of the Audit Committee. At the June 5, 2005 Board of Directors meeting, Dr. Ralph retired as a director and as a member of the Audit Committee. Mr. Jeffrey Kissel was appointed to the Audit Committee to replace Dr. Hook. At the Board of Directors meeting on March 2, 2006, Dr. McClain resigned as Chairman of the Audit Committee effective on March 31, 2006, retaining his position as a member of the committee. The Board of Directors elected Mr. Jeffrey Kissel to replace Dr. McClain as Chairman. Therefore the present composition of the Audit Committee of ML Resources, Inc. is currently comprised of three members, Chairman Jeffrey Kissel, Dr. David McClain, and John Kai. The Board of Directors has determined that each member of the Audit Committee is independent in accordance with SEC Rule 10-A-3 and the New York Stock Exchange independence standards; that each member is financially literate, and that Mr. Kissel qualifies as a financial expert. The Audit Committee met four times in 2005 to review and approve accounting, internal control and reporting issues, related party transactions and other matters that could involve a conflict of interest. All members were in attendance at each quarterly meeting.

Audit Committee Charter. The Audit Committee Charter is available from the Company by request or may be reviewed on the Partnership’s website at www.mlmacadamia.com .

Audit Committee Pre-Approval Policy. The Audit Committee Pre-Approval Policy is available from the Company by request or may be reviewed on the Partnership’s website at www.mlmacadamia.com .

Code of Ethics. The “Code of Business Conduct and Ethics” is available from the Company by request or may be reviewed on the Partnership’s website at www.mlmacadamia.com .

Nominating Committee. The members of the Nominating Committee are Chairman James H. Case, Dr. David McClain, John Kai, and Jeffrey M. Kissel. The Nominating Committee Charter is available from the Company by request or may be reviewed at the Partnership’s website at www.mlmacadamia.com. It meets as necessary to consider appointments to the Board of Directors and senior executive positions.

Compensation Committee. The General Partner has a Compensation Committee, which recommends proposed compensation of the executives to the Board of Directors for consideration and approval. The Compensation Committee also recommends any proposed bonus payments to the Board of Directors for its consideration and approval. Bonuses are based on the overall performance of the Partnership (as evidenced by its net income and cash flow for the year) and on general and administrative cost control performance. Performance in both categories is measured relative to the original Partnership operating budget approved by the General Partner’s Board of Directors at the beginning of each year.

The members of the Compensation Committee are Chairman James H. Case, Dr. David McClain, John Kai, and Jeffrey M. Kissel. The Compensation Committee Charter is available from the Company by request or may be reviewed on the Company’s website at www.mlmacadamia.com. The Committee meets as often as necessary to consider compensation for directors and senior management.

Governance Committee. The members of the Governance Committee are Chairman James H. Case, Dr. David McClain, John Kai, and Jeffrey M. Kissel. The Board of Directors has adopted a Charter for this committee. It is available from the Company by request or may be reviewed on the Company’s website at www.mlmacadamia.com. It meets at least once a year to review governance of the Partnership and to review the charter of the Governance Committee.

All members of all committees were present at all meetings of the committees in 2005.

F.              Section 16 Disclosure

Under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each director and certain officers of ML Resources, Inc., the General Partner, (a “Reporting Person”), are required to report their ownership and changes in ownership of Class A Depositary Units to the Securities and Exchange commission, the New York Stock Exchange and the Partnership..

THE PARTNERSHIP’S MANAGEMENT

Executive Officers

Name	Office

Dennis J. Simonis	President
Randolph H. Cabral	Senior Vice President
Wayne W. Roumagoux	Secretary, Treasurer

Business Experience

Executive Officers Who Do Not Serve as Directors.

Randolph H. Cabral. Mr. Cabral has served as senior vice president and orchard manager of the Managing Partner since May 2000. Mr. Cabral was previously employed at Kay’s Agribusiness Company, Inc., from 1989 until the Partnership’s acquisition of Kay’s Agribusiness’ macadamia farming business in 2000. He served as senior vice president from 1998 to 2000, as vice president from 1996 to 1998, and as orchard manager from 1989. From 1983 to 1989, Mr. Cabral served as orchard manager with Mauna Loa Macadamia Nut Corporation. Mr. Cabral has an AS in General Agriculture from the University of Hawaii. He resides in Hilo, Hawaii.

Wayne W. Roumagoux. Mr. Roumagoux has served as chief financial officer of the General Partner since August 2001. Mr. Roumagoux has been controller of the Partnership since May 2001. From 1989 to 2001 Mr. Roumagoux was controller for Inlet Fisheries, Inc. He was controller for NIB, Inc’s Alaska operation and for Sheffield Hotels, Inc. during the late 1970’s and 1980’s. Mr. Roumagoux worked as a senior auditor for KPMG between 1976 and 1978. He has a M.S. in accounting from Eastern Washington State University in Cheney, Washington. He resides in Volcano, Hawaii.

Executive Compensation

Summary Compensation Table. The Partnership is managed by the General Partner. Compensation paid to the General Partner’s CEO and its other officers is reimbursed by the Partnership, as provided in Section 4.5 of the Partnership Agreement. The following table reflects the aggregate compensation for services in all capacities paid by the General Partner to the three most highly paid executives for the years ended December 31, 2005, 2004, and 2003. In addition, there were no long- term compensation awards or payouts during those years.

Name and Principal Position	Annual Compensation
	Year	Salary	Bonus	Other
Dennis J. Simonis	2005	225,000	134,800	19,000
President	2004	171,000	—	15,750
and Chief Executive Officer	2003	164,000	91,400	15,000

Randolph H. Cabral	2005	125,000	53,500	—
Senior vice president	2004	111,000	—	—
	2003	106,250	42,300	—

Wayne W. Roumagoux	2005	110,000	37,700	—
Chief Financial Officer	2004	92,000	—	—
	2003	82,000	26,100	—

No Option, SAR, Long-term Incentive or Pension Plans. The General Partner does not presently have an option plan,  SAR plan, or long-term incentive plan. The officers of the General Partner and Partnership are included in the pension plan and other benefits plans of the Partnership. As such, the General Partner is not responsible for making any payments on the retirement of any of its officers.

Employment Contracts and Termination Agreements. The General Partner has severance agreements with Mr. Dennis J. Simonis which provides that Mr. Simonis will receive one year’s severance pay if he is terminated without just cause.

CERTAIN FEDERAL TAX CONSIDERATIONS

In the opinion of counsel for the Partnership, the adoption of the Amendment Proposals will not result in any taxable event for either the Partnership or the holders of the Class A units or the General Partner.

LEGAL MATTERS

Certain legal matters in connection with the preparation of this Proxy Statement will be passed upon for the Partnership by Carlsmith Ball LLP, Honolulu, Hawaii.

OTHER MATTERS

The Partnership does not know of any business other than that described in this Proxy Statement which will be presented for consideration at the Unitholders Meeting. If any other business properly comes before the Unitholders Meeting or at any and all adjournments or postponements thereof, the Proxy holders named in the accompanying Proxies will vote their respective shares represented by such Proxies in accordance with their best judgment and, as applicable, in accordance with said Proxies. The existing Partnership Agreement does not require annual meetings; thus, all meetings are special meetings. Under Delaware law matters to be taken up at special meetings must be enumerated in the Notice of Meeting. Therefore, it is the opinion of legal counsel that there are probably no other matters which may properly come before the meeting.

It is important that all outstanding Class A Units be represented at the Unitholders Meeting. Because the vote of a majority of all the votes that are eligible to be cast by the Unitholders at the Unitholders Meeting is required to approve the Amendment Proposal, abstentions and broker non-votes will in effect be votes against the Amendment Proposal. YOU ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE WHICH IS ENCLOSED FOR YOUR CONVENIENCE. Unitholders who are present at their respective meetings may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

DOCUMENT INCORPORATED BY REFERENCE

Exhibit Number	Description

Form 10-K for the Year 2005 filed by the Partnership with the Commission on March 17, 2006.

By Order of the Board of Directors of Mauna Loa Resources Inc., as General Partner of ML Macadamia Orchards, L.P.,

Wayne W. Roumagoux
Secretary

April 14, 2006

Hilo, Hawaii

Appendix A

AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP

AGREEMENT OF LIMITED PARTNERSHIP

OF

ML MACADAMIA ORCHARDS, L.P.

This Agreement of Limited Partnership, as amended and restated, effective as of June 12, 2006, is made by and among ML Resources, Inc., a Hawaii corporation (formerly named Mauna Loa Resources, Inc.), as managing general partner, and ML Resources, Inc., as attorney-in-fact for each of the Limited Partners of this limited partnership as provided herein. This Amended and Restated Agreement of Limited Partnership was approved by a vote of a majority interest at a meeting of Unitholders duly called and held on June 12, 2006.

The Partnership was formed as a limited partnership under the laws of the State of Delaware pursuant to an Agreement of Limited Partnership dated April 14, 1986 and a Certificate of Limited Partnership dated April 14, 1986 filed by the Partnership with the Office of the Secretary of State of Delaware. The Agreement of Limited Partnership was amended and restated as of October 14, 1989. Thereafter, the Partnership’s special general partner withdrew, the Partnership continued without dissolution and all Class B Units were cancelled.

NOW, THEREFORE, the Agreement of Limited Partnership, as previously amended and restated, is further amended and restated in its entirety as follows:

DEFINITIONS

When used in this Agreement, the following terms shall have the meanings set forth below except as otherwise specifically modified:

“Additional Limited Partner” means a Person admitted to the Partnership pursuant to Section 2.7 or Section 13.2 as a Limited Partner.

“Adjusted Basis” means, with respect to Partnership assets as of any date of determination, the Partnership’s adjusted basis in such assets, as determined for federal income tax purposes.

“Adjusted Property” means any property the Carrying Value of which has been adjusted pursuant to Section 7.10(D).

“Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreed Value” of  any Contributed Property transferred to the Partnership means the fair market value of such property as determined by the Managing General Partner using such reasonable method of valuation as it may determine. The Managing General Partner may, in its discretion, utilize such methods as it deems reasonable and appropriate to allocate the aggregate Agreed Value of multiple Contributed Properties transferred to the Partnership in a single or integrated transaction among the individual Contributed Properties. The foregoing discretion of the Managing General Partner in determining and allocating Agreed Value shall be subject to the requirements of the Code and the Treasury Regulations..

“Agreement” means this limited partnership agreement as the same may be amended from time to time.

“Allocable Share” means (a) as to the Managing General Partner (or, if there is more than one General Partner, as to all General Partners in the aggregate), one percent (1%)and (b) as to a Limited Partner or Assignee, at any particular time, 99% multiplied by the number of Class A Units owned by such Limited Partner or Assignee and divided by the total number of Class A Units outstanding at such time; provided that, so long as one hundred percent of issued and outstanding capital stock of the Managing General Partner, or of all General Partners, is owned by the Partnership, the Allocable Share with respect to the Managing General Partner, or all General Partners, shall be zero percent (0%) and the Allocable Share with respect to all Limited Partners or Assignees shall be one hundred percent (100%). .

“Assignee” means (i) a Person who is the Record Holder of one or more Units issued pursuant to a Section 2.7 and who has not become a Substituted Limited Partner or an Additional Limited Partner, and (ii) a Person who is the Record Holder of one or more Units that have been transferred in accordance with Article 12, and who has not become a Substituted Limited Partner.

“Board of Directors” shall mean the board of directors of ML Resources, Inc., or of any successor Managing General Partner and “Directors” shall mean the members of the board of directors of ML Resources, Inc., or any successor Managing General Partner

“Book-Tax Disparities” means differences that exist between the balance of a Partner’s Capital Account, as maintained pursuant to Section 7.10, and such balance had the Capital Account been maintained strictly in accordance with tax accounting principles (such disparities reflecting the differences between the Carrying Value of either Contributed Properties or Adjusted Properties, as adjusted from time to time, and the Adjusted Basis thereof).

“Capital Account” means the capital account maintained for each Partner and Assignee pursuant to Section 7.10.

“Capital Contribution” means any cash or Contributed Property which a Contributing Partner contributes or is deemed to have contributed to the Partnership pursuant to Section 2.7 or Article 7.

“Carrying Value” means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation and cost recovery deductions charged to Capital Accounts pursuant to Section 7.10(B) with respect to such Contributed Property, and (b) with respect to any property other than a Contributed Property, the Adjusted Basis of such property. The Carrying Value of the Partnership Properties shall be adjusted from time to time in accordance with Sections 7.10(D) and 7.10(E) and to reflect charges, additions, or other adjustments to such Carrying Values for dispositions, acquisitions or improvements of Partnership Properties, as deemed appropriate by the Managing General Partner.

“Certificate” means a non-negotiable certificate issued by the Partnership evidencing ownership of one or more Class A Units and admission to the Partnership as a Limited Partner.

“Certificate of Limited Partnership” means the certificate of limited partnership for the Partnership recorded or filed pursuant to the Delaware Act, as the certificate may be amended or restated from time to time.

“Class A Units” means those units of limited partners’ interest in the Partnership acquired or issued pursuant to this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. References in this Agreement to the Code or to sections of the Code shall include any successor statutes or sections.

“Contributed Property” means property transferred to the Partnership by a Contributing Partner as a contribution to the Partnership, including property deemed to have been so contributed in connection with any merger or consolidation. Any such property shall retain its status as Contributed Property until becoming Adjusted Property as a result of adjustments to its Carrying Value made following its contribution or deemed contribution to the Partnership. “Contributed Property” shall not include property deemed to be transferred to the Partnership, as a new partnership, upon a termination  of the Partnership pursuant to Section 708(b)(1)(B) of the Code and Section 1.708-1(b)(1)(ii) and (iv) of the Treasury Regulations, as in effect for terminations occurring on or after May 9, 1997, except to the extent such property was Contributed Property immediately prior to such termination.

“Contributing Partner” means each Partner or Assignee transferring a Contributed Property to the Partnership as a contribution to the Partnership.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, as amended and in effect from time to time.

“Departing Partner” means a General Partner, as of the effective date of any withdrawal or removal of such General Partner.

“Depositary” means any Person selected by the Managing General Partner to serve as depositary or any successor to it as depositary under the Depositary Agreement or any other Person appointed to serve as depositary.

“Depositary Agreement” means the agreement so designated, entered into between the Partnership and the Depositary, as it may be amended or supplemented from time to time.

“Depositary Receipt” means a depositary receipt, executed and delivered by the Depositary or agents appointed by the Depositary in accordance with the Depositary Agreement, evidencing ownership of one or more Depositary Units.

“Depositary Unit” means a Class A Unit on deposit with the Depositary pursuant to the Depositary Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor to such statute.

“General Partner Capital Account” means that Capital Account maintained for each General Partner with respect to the interest of such General Partner as a general partner of the Partnership.

“General Partner[s]” and “General Partners” means ML Resources, Inc., in its capacity as general partner of the Partnership, and any successor or additional general partners.

“Issue Price” means the price at which a Unit is purchased from the Partnership.

“Limited Partner Capital Account” means that Capital Account maintained for each Limited Partner or Assignee with respect to such Limited Partner’s or Assignee’s Class A Units.

“Limited Partners” means the Record Holders of Class A Units who have been admitted to the Partnership as Substituted Limited Partners or as Additional Limited Partners. “Limited Partner” means one of the Limited Partners. A Person ceases to be a Limited Partner with respect to any Class A Units transferred by such Person in accordance with this Agreement.

“Majority Interest” means those Persons who are Record Holders of more than fifty percent (50%) of the Class A Units.

“Management Fee” means the fee paid to the Managing General Partner pursuant to Section 4.1; provided that, so long as one hundred percent of the issued and outstanding capital stock of the Managing General Partner is owned by the Partnership, the Management Fee shall be zero.

“Managing General Partner” means ML Resources, Inc., or its successor as managing general partner of the Partnership.

“National Securities Exchange” means an exchange registered with the Securities and Exchange Commission under Section 6(a) of the Securities Exchange Act of 1934, as amended.

“Net Agreed Value” means (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, or (b) in the case of any property distributed to a Partner pursuant to Section 9.2 or distributed in liquidation of the Partnership pursuant to Section 15.4(C), the Partnership’s Carrying Value for such property at the time such property is distributed reduced by any liabilities attributable to such property either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution.

“Net Income” shall mean, with respect to any period, the net income of the Partnership from all sources, as determined in accordance with generally accepted accounting principles consistently applied.

“Partner” means a General Partner or a Limited Partner; and “Partners” means the General Partners and all Limited Partners.

“Partnership” means the limited partnership created by this Agreement and any successor partnership continuing the business of the Partnership which is a reformation or reconstitution of a partnership governed by this Agreement.

“Partnership Interest” means the interest of a Person in the Partnership either associated with a Unit or arising as a result of being a Limited Partner, Assignee, General Partner or Managing General Partner, and shall be deemed to incorporate each and every right associated with ownership of the applicable Unit by such Person or status of such Person.

“Partnership Property” means any and all property, real or personal, now or hereafter owned by the Partnership or in or to which the Partnership has any interest, right or claim.

“Person” means an individual, partnership, joint venture, estate, association, corporation, limited liability company, limited liability partnership, trust company, trust or other entity.

“Prescribed Asset Value” means, as of any date of determination:

(i) in the case of the issuance of Class A Units pursuant to Section 2.7 or Section 7.8, that amount determined by dividing (a) the product of (x) the total number of outstanding Class A Units (excluding the Class A Units to be issued), times (y) the Issue Price of the Class A Units to be issued, by (b) a fraction, the numerator of which is the Capital Account of all Limited Partners and Assignees and the denominator of which is the Capital Account of all Partners; and

(ii)  in the case of an actual distribution pursuant to Section 9.2, that amount determined by dividing (a) the product of (x) the total number of outstanding Class A Units, times (y) the Unit Price of such Class A Units as of the date of distribution, by (b) a fraction, the numerator of which is the Capital account of all Limited Partners and Assignees and the denominator of which is the Capital Account of all Partners.

“Recapture Income” means any income or gain of the Partnership (computed without regard to any adjustment required by Section 734 or Section 743 of the Code) treated as ordinary income for federal income tax purposes pursuant to any provision of the Code converting capital gain to ordinary income as a result of prior deductions.

“Record Date” means the date established by the Managing General Partner, in its discretion, for determining (a) the identity of Record Holders (whether Limited Partners or Assignees) entitled to notice of or to vote at any meeting of the Partnership or entitled to vote by ballot or give consent to Partnership action in writing without a meeting or entitled to exercise rights in respect of any other lawful action, or (b) the identity of Persons entitled to receive any report or distribution from the Partnership as a Partner or Assignee.

“Record Holder” of a Depositary Unit means the Person in whose name the Depositary Receipt evidencing such Depositary Unit is issued or to whom it has been assigned of record, as registered on the books of the Depositary as of the close of business on a particular business day, and as applied to the holder of a Certificate means the Person shown as the owner of such Certificate on the records of the Depositary or the Partnership.

“Related Person” means a General Partner, any partner, officer, director or Affiliate of a General Partner, any officer or director of the Partnership, and any Person in which any of the foregoing has a material financial interest.

“Service” means the Internal Revenue Service.

“Substituted Limited Partner” means a Person who is admitted to the Partnership as a Limited Partner pursuant to this Agreement in place of and with all the rights of a Limited Partner pursuant to Section 13.1.

“Transfer Agent” means the Depositary or any bank, trust company, or other Person appointed by the Partnership to act as transfer agent for Depositary Receipts.

“Transfer Application” means a request for admission as a Substituted Limited Partner or Additional Limited Partner, an agreement to be bound by the terms of this Agreement and the Depositary Agreement, a power of attorney, and the provision of such other information as the Partnership shall request in such forms as are approved by the Partnership.

“Treasury Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time, Including corresponding provisions of succeeding regulations).

“Unit” means a Class A Unit. “Units” means all of such Class A Units outstanding at the time of determination.

“Unitholder” means a Person who as of a particular Record Date is a Limited Partner or Assignee as to one or more Class A Units. “Unitholders” means all such Limited Partners and Assignees of record.

“Unit Price” of a Class A Unit or a Depositary Unit means, as of any date of determination, (a) if such Unit or Depositary Unit is one of a class of Depositary Units listed or admitted to trading on a National Securities Exchange, the average of the last reported sale prices per Depositary Unit regular way or, in case no such reported sale takes place on any such date, the average of the mean of the last reported bid and asked prices per Depositary Unit regular way, in either case on the principal National Securities Exchange on which such Depositary Units are listed or admitted to trading, for the five trading days immediately preceding the date of determination; (b) if such Unit or Depositary Unit is not of a class of Depositary Units listed or admitted to trading on a National Securities Exchange but is of a class quoted by NASDAQ, the average of the last reported sale prices per Depositary Unit if last reported sale prices are quoted by NASDAQ or, in case no such reported sale takes place on any such day or in case last reported sale prices are not quoted by NASDAQ, the average of the mean of the closing bid and asked prices per Depositary Unit, for the five trading days immediately preceding such date of determination, as furnished by the National Quotation Bureau Incorporated or such other nationally recognized quotation service as may be selected by the Managing General Partner for such purpose if said Bureau is not at the time furnishing quotations; or (c) if such Unit or Depositary Unit is not of a class of Depositary Units listed for trading on a National Securities Exchange or quoted by NASDAQ, an amount equal to the fair market value of such Unit as of such date of determination, as determined by the Managing General Partner using any reasonable method of valuation it may select.

“Unrealized Gain” attributable to a Partnership Property means, as of any date of determination, the excess, if any, of the fair market value of such property (as determined under Section 7.10(D)or 7.10(E)) as of such date of determination over the Carrying Value of such property as of such date of determination (prior to any adjustment to be made pursuant to Section 7.10(D) or 7.10(E) as of such date).

“Unrealized Loss” attributable to a Partnership Property means, as of any date of determination, the excess, if any, of the Carrying Value of such property as of such date of determination (prior to any adjustment to be made pursuant to Section 7.10(D) or 7.10(E) as of such date) over the fair market value of such property (as determined under Section 7.10(D)(4) or 7.10(E)) as of such date of determination.

ARTICLE II.
THE LIMITED PARTNERSHIP

2.1                                 Formation of the Partnership. The Partnership was formed as a limited partnership organized under the Delaware Act, which Act, as amended and in effect from time to time, and any successor statutes thereto made applicable at the election of the General Partner pursuant to Section 3.11 hereof, and this Agreement shall govern the rights and liabilities of the parties and their successors in interest.

2.2                                 Partnership Name. The name of the Partnership is “ML Macadamia Orchards, L.P.”  The Partnership may conduct business under such other name or names as the Managing General Partner may from time to time deem necessary, appropriate or advisable, including the name of the Managing General Partner. The Managing General Partner in its sole discretion may change the name of the Partnership at any time and from time to time. The General Partners and the Limited Partners (through the Managing General Partner as their attorney-in-fact) shall promptly execute, and the Managing General Partner shall file and record with proper offices in each jurisdiction in which the Partnership does, or elects to do, business, and publish such certificates or other statements or instruments as are required by the limited partnership statute, fictitious name statute, assumed name statute or any other similar statute in effect in such jurisdiction in order to conduct the Partnership business therein as a partnership in which the limited partners have limited liability.

2.3                                 Business and Purpose of the Partnership. The business and purpose of the Partnership shall be the carrying on of any business and the doing of any act that a limited partnership organized under the Delaware Act may carry on, including the ownership of stock or other interests in any corporation, limited liability company, trust or other entity, or the entering into any partnership, joint venture or other similar arrangement, including, without limitation, (i) the acquisition, ownership, management, operation, development, improvement, leasing, sale and disposition of macadamia nut orchard properties and the sale or other disposition of macadamia nuts grown on such properties; (ii) the acquisition, ownership, management, development, improvement, leasing, sale and disposition of real property and the improvements, fixtures and ancillary personal property thereon, including the development, sale and leasing of homes and commercial and industrial buildings; and (iii) anything incidental to the foregoing; provided that the Partnership shall not, without approval of a Majority Interest, engage in any activity that in the opinion of counsel or other tax advisor engaged by the Partnership would likely disqualify the Partnership as an “Electing 1987 Partnership” under Section 7704(g) of the Code.

2.4                                 Principal Place of Business. The principal place of business of the Partnership shall be at 828 Fort Street, Honolulu, Hawaii, 96813, but the Managing General Partner may substitute or establish such other place or places of business for the Partnership (within or without the State of Hawaii) as it may, from time to time, deem necessary or appropriate; provided, however, that the Managing General Partner shall give the Limited Partners notice in writing of any change of address of the principal place of business of the Partnership and, in connection therewith, shall amend the Certificate of Limited Partnership in accordance with applicable requirements of law. The Managing General Partner shall select one or more Persons to act as the registered agent for service of process on the Partnership and shall designate a registered office where such agent may be found. The initial agent for service of process is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

2.5                                 Term of the Partnership. The Partnership commenced on April 14, 1986, the date that the Certificate of Limited Partnership was filed in accordance with the provisions of the Delaware Act, and shall continue until December 31, 2086, or until the earlier termination of the Partnership in accordance with Article 15.

2.6                                 Execution of Documents. The Managing General Partner, on its own behalf and as attorney-in-fact for the other Partners of the Partnership pursuant to the power of attorney granted in Article 16, shall execute, acknowledge and file or deliver all certificates of limited partnership, amended or restated certificates, instruments or other documents and counterparts thereof and make all filings and recordings and perform all other acts as shall be necessary to comply with the laws of the State of Delaware for the formation, continuation or reformation of the Partnership, thereafter for the continued good standing of the Partnership, and, when appropriate, for the termination of the Partnership. The Managing General Partner shall also execute such certificates, amended or restated certificates and other documents conforming hereto and do such filing, recording, publishing and other acts as may be appropriate to comply with the requirements of law for the formation, continuation, reformation, qualification and/or operation of a limited partnership (or as a partnership in which the limited partners have limited liability) in all jurisdictions where the Partnership may wish to do business, which shall be accomplished prior to doing business in any such jurisdiction if deemed necessary by the Managing General Partner for the maintenance of such limited liability2.7       Merger and Consolidation. So long as permitted by the Delaware Act, and laws and regulations applicable to each other party thereto, the Partnership may, pursuant to an agreement of merger or consolidation, and subject to the approval requirements set forth in Section 6.9(A)(3) hereof, merge or consolidate with one or more limited partnerships or other entities and, in conjunction therewith, amend this Agreement or adopt a new partnership agreement of the surviving or resulting limited partnership effective at the effective time of the merger or consolidation. Notwithstanding prior approval given pursuant to Section 6.9(A)3) hereof or otherwise, an agreement of merger or consolidation may be terminated or amended by the Managing General Partner pursuant to any provision for such termination or amendment contained in the agreement of merger or consolidation. Approval of an agreement of merger or consolidation by the requisite vote of Unitholders shall confer on the Managing General Partner authority to take all such actions for and on behalf of the Partnership as the Managing General Partner deems necessary, convenient or appropriate to effectuate the merger or consolidation, including without limitation the issuance by the Partnership of Units or other Partnership securities, or the providing of any other consideration, including, without limitation, cash, to be delivered by the Partnership in accordance with the agreement of merger or consolidation. If Units are to be issued in any such merger or consolidation to the holders of securities of any other entity that is a party to the merger or consolidation, then unless otherwise provided in the agreement of merger or consolidation:  the properties, rights, privileges, powers and franchises of any other constituent party to the merger or consolidation that are vested in the Partnership upon consummation of the merger or consolidation shall constitute Contributed Property; the Capital Account associated with each Unit issued with respect to the securities of such other entity shall reflect a proportionate amount of the Contributed Property’s Net Agreed Value; each Person to whom such Units are to be issued shall with respect to such Units be an Assignee automatically as of the effective time of the merger or consolidation and upon compliance by such Person with such procedures as may be set forth in the agreement of merger or consolidation (including the submission of a property completed and executed Transfer Application) or as may be reasonably established by the Managing General Partner, shall be admitted to the Partnership as a Limited Partner automatically as of the date of such submission without further action of any Person. Each Person by submitting a Transfer Application in accordance with the preceding sentence shall be deemed to (i) have authorized the Managing General Partner to execute this Agreement on its behalf, (ii) have agreed to be bound by the provisions of this Agreement and (iii) have granted the Managing General Partner the authority (including the power of attorney) set forth in Article 16. Subject to the requirements of the Code and Treasury Regulations, the Managing General Partner shall have the authority to determine the federal income tax treatment of any merger or consolidation.

ARTICLE III.
THE GENERAL PARTNER

3.1                                 Management Power. Subject to Sections 6.9 and 6.12, the Managing General Partner shall have full, exclusive and complete discretion, power and authority in the management and control of the business of the Partnership, shall make all decisions affecting the business of the Partnership, and may do or cause to be done any and all acts it deems necessary or appropriate to accomplish the purposes of the Partnership, including without limitation the hiring and discharge of all Partnership employees. Any Person dealing with the Managing General Partner shall not be required to determine or inquire into the authority and power of the Managing General Partner to bind the Partnership and to execute, acknowledge, deliver and perform obligations under any and all documents. The expression of any power or right of the Managing General Partner in this Agreement shall not limit or exclude any other power or right which is not specifically or expressly set forth in this Agreement or the Delaware Act. Except as expressly provided to the contrary in this Agreement, ML Resources, Inc., and its successors as Managing General Partner shall manage all of the affairs of the Partnership without the need for the concurrence of any other Person that may then be a General Partner, notwithstanding any reference in this Agreement to General Partners.

3.2                                 Board of Directors of Managing General Partner. So long as the Partnership owns all or any portion of the issued and outstanding capital stock of the Managing General Partner:

(A)                              The Managing General Partner shall be a corporation organized and existing under the laws of the State of Hawaii.

(B)                                Unless otherwise approved by a Majority Interest, the Managing General Partner shall have only one class of capital stock issued and outstanding at any time and only one class of directors.

(C)                                The management and operations of the Managing General Partner shall be under the direction and supervision of its Board of Directors, the size of which shall be determined in accordance with the By-Laws of the Managing General Partner; provided however that such board shall have a minimum of three directors.

(D)                               The Board of Directors shall be entitled to delegate, to the full extent permitted by the laws of the State of Hawaii applicable to corporations organized and existing under such laws, management and operations to officers and employees of the Managing General Partner.

(E)                                 The Board of Directors shall be composed of individuals specified by the Partnership to the extent provided in this Section 3.2(e), and the Managing General Partner will cause such specified individuals to be elected to the Board of Directors:

(1)                                  So long as all of the issued and outstanding capital stock of the Managing General Partner is owned by the Partnership, the entirety of the Board of Directors shall be composed of individuals specified by the Partnership in the manner contemplated by this Section 3.2(e).

(2)                                  If less than all, but a minimum of fifty percent of the issued and outstanding capital stock of the Managing General Partner is owned by the Partnership, at least a majority of the Board of Directors shall be composed of individuals specified by the Partnership (the exact number of directors which the Partnership shall be entitled to specify shall be determined by multiplying the Partnership’s percentage ownership of the issued and outstanding capital stock by the number of members of the Board of Directors, and then rounding up to the next whole number), and the balance of the members of the Board of Directors will be elected by the majority vote of the issued and outstanding capital stock not owned by the Partnership.

(3)                                  If less than fifty percent of the issued and outstanding capital stock is owned by the Partnership, the Managing General Partner shall not be obligated to compose all or any portion of the Board of Directors with individuals specified by the Partnership (except to the extent elected as such by vote of the holders of the issued and outstanding shares of capital stock of the Managing General Partner).

(4)                                  Individuals specified by the Partnership in accordance with this Section 3.2(e) may only be removed if specified for removal by vote of a Majority Interest and simultaneous replacements are specified by the Partnership at the time of such vote.

(5)                                  Individuals specified by the Partnership shall be determined by a Majority Interest at a meeting of Unitholders called for the purpose of specifying individuals as Directors, which meeting the Partnership shall hold, and the Managing General Partner shall cause the Partnership to hold, on at least an annual basis within the time frame that would otherwise apply if the Partnership was subject to the provisions of the Exchange Act and the rules and regulations of the applicable National Securities Exchange applicable to the election of directors.

(6)                                  The slate of individuals to be considered by the Unitholders at a meeting of Unitholders for the purpose of specification to the Managing General Partner shall be determined by a nominating committee of the Board of Directors of the Managing General Partner, which slate must be approved by a vote of the majority of Directors that were previously specified by the Partnership pursuant to this Section 3.2.

(7)                                  The Managing General Partner shall cause the Partnership to collect information from the individuals identified on such slate, shall communicate to all Unitholders information regarding such individuals, their identification as individuals to be considered by the Unitholders and the meeting at which such individuals are to be considered for specification, and shall solicit, or engage a proxy solicitation firm to solicit, votes in connection with such consideration for specification, all in accordance with the provisions of the Exchange Act and the rules and regulations of the National Securities Exchange that would otherwise be applicable in connection with such activates by an entity subject to such provisions, rules and regulations and in the process of electing a board of directors.

(8)                                  In connection with any meeting of Unitholders for the purpose of specification of individuals as Directors, Unitholders shall have the right to propose alternative names for consideration by Unitholders and to solicit proxies in connection therewith, provided that such Unit holders proposing alternative names or soliciting proxies in connection therewith shall comply with the provisions of the Exchange Act and the rules and regulations of the appropriate National Securities Exchange that would otherwise be applicable in connection with such activities by an entity subject to such provisions, rules and regulations and in the process of electing a board of directors.

(F)                                 The Articles of Incorporation and By-Laws of the Managing General Partner shall provide that decisions of the Board of Directors shall be determined by a majority of a quorum of directors and that decisions of its shareholders shall be determined by majority vote of all of the issued and outstanding capital stock of the corporation (and not by a majority of a quorum of shares).

(G)                                Any failure by the Managing General Partner to comply fully with the terms and provisions of this Section 3.2 shall be grounds for termination of the Managing General Partner as managing general partner of the Partnership.

3.3                                 Compensation Plans. The Managing General Partner and the Partnership may pay pensions, and establish and carry out pension, profit-sharing, bonus, purchase, option, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions for officers, directors and employees of the Managing General Partner or the Partnership, and any officers, directors and employees of the Managing General Partner, except that any such plans, trusts and provisions which provide for the issuance of Units or any other securities of the Partnership must be approved by the affirmative vote of a Majority Interest in the Partnership. The Managing General Partner and the Partnership may, to the fullest extent permitted by law, indemnify and purchase and maintain insurance on behalf of any fiduciary of such plans, trusts or provisions, including without limitation health insurance, medical and dental reimbursement, life insurance, accident insurance and disability insurance and, as provided in Section 3.7, liability insurance.

3.4                                 Liability of General Partners. The General Partners shall be liable to the Partnership and the Limited Partners for gross negligence or willful or wanton misconduct, but neither the General Partners nor their directors or officers shall be liable to either the Partnership or any Limited Partner or to Persons who have acquired interests in the Units, whether as Assignees or otherwise, for errors in judgment or for any acts or omissions that do not constitute gross negligence or willful or wanton misconduct. In all transactions for or with the Partnership, a General Partner shall act in good faith and in a manner which the General Partner believes to be in, or not opposed to, the best interests of the Partnership.

3.5                                 Similar Activities. Except as may otherwise be set forth in a management agreement, if any, between the Managing General Partner and the Partnership, the Managing General Partner, any General Partner,   any Affiliate of a General Partner, or any director, officer or employee of any General Partner or any Affiliate of a General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, may engage in any business described in Section 2.3, and any other business and activities, including business interests and activities in direct competition with the Partnership, for their own account and for the account of others, without having or incurring any obligation to offer any interest in such properties, business or activities to the Partnership, or any Partner, and no other provision of this Agreement shall be deemed to prohibit the General Partners or any such Person from conducting such other business and activities. Neither the Partnership nor any of the Partners shall have any rights by virtue of this Agreement or the partnership relationship created hereby in any business ventures of the Managing General Partner, any General Partner, any Affiliate of a General Partner or any director, officer or employee of any General Partner or an Affiliate of a General Partner. The General Partners and any Affiliate of the General Partners may acquire Partnership Interests and shall be entitled to exercise all rights of a Limited Partner or Assignee, as applicable, relating to such interests.

3.6                                 Appointment of Partnership Officers; Activities of Officers and Directors.

(A)                              The Managing General Partner may, from time to time as it deems advisable, appoint officers of the Partnership or divisions thereof and assign a title (including, without limitation, President, Vice President, Secretary, and Treasurer) to any such person, which person may but shall not be required to be an employee of the Partnership. Each such officer shall have the duties delegated by the Managing General Partner.

(B)                                Each officer, director and employee of a General Partner and each officer and employee of the Partnership shall have the right to be otherwise employed by an entity or entities other than the General Partner or the Partnership on a part-time or full-time basis, except as determined by the Managing General Partner. Nothing herein shall prevent any officer, director or employee of a General Partner or of an Affiliate of a General Partner, or an officer or employee of the Partnership, from becoming a Limited Partner or Assignee, whereupon such Person shall be entitled to all rights and shall be subject to all obligations relating to the Units and shall as to such Units be deemed a Limited Partner or Assignee, as applicable.

3.7                                 Indemnification of General Partners, Directors, Officers and Employees.

(A)                              The General Partners and the directors, officers and employees of a General Partner, including but not limited to the directors of the Managing General Partner nominated, appointed and/or elected in accordance with Section 3.2, and the officers and employees of the Partnership (each, individually, an “Indemnitee”), shall each, to the extent permitted by law, be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint and several, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all threatened, pending or completed claims, costs, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnitee may be a party, or threatened to be made a party by reason of its status as a General Partner or a director, officer or employee of a General Partner or as an officer or employee of the Partnership, or its management of the affairs of the Partnership, or which relate to the Partnership, its property, business or affairs, whether or not the Indemnitee continues to be a General Partner or a director, officer or employee of a General Partner or as an officer or employee of the Partnership at the time any such liability or expense is paid or incurred, if the Indemnitee acted in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interests of the Partnership, and, with respect to any criminal proceedings, had no reasonable cause to believe and did not believe its conduct was unlawful, provided that the Indemnitee’s conduct does not constitute gross negligence or willful or wanton misconduct. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Partnership or a presumption that the Indemnitee had reasonable cause to believe that its conduct was unlawful. or that the Indemnitee’s conduct constituted gross negligence or willful or wanton misconduct.

(B)                                Expenses (including legal fees and expenses) incurred in defending any proceeding shall be paid by the Partnership in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that the Indemnitee is not entitled to be indemnified by the Partnership as authorized hereunder.

(C)                                The indemnification provided by this Section 3.7 shall be in addition to any other rights to which those indemnified may be entitled under any agreement, vote of the Unitholders, as a matter of law or otherwise, both as to action in the Indemnitee’s capacity as a General Partner or as a director, officer or employee of a General Partner or as an officer or employee of the Partnership and to action in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

(D)                               The Managing General Partner and the Partnership may purchase and maintain insurance, to the extent the Managing General Partner determines in its sole discretion that it is commercially reasonable to do so, on behalf of a General Partner, the directors, officers and employees of a General Partner or the officers and employees of the Partnership, and such other Persons as the Managing General Partner shall determine against any liability which may be asserted against or expense which may be incurred by such Person in connection with the Partnership’s activities, whether or not the Partnership would have the power to indemnify the Person against the liability under the provisions of this Agreement.

(E)                                 For purposes of this Section 3.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be deemed “fines” within the meaning of paragraph (A) of this Section 3.7; and action taken or omitted by it with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Partnership.

(F)                                 An Indemnitee shall not be denied indemnification in whole or in part under this Section 3.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(G)                                In no event may an Indemnitee subject the Limited Partners to personal liability by reason of these indemnification provisions.

(H)                               The provisions of this Section 3.7 are for the benefit of the Indemnitees and shall not be deemed to create any rights for the benefit of any other Persons.

3.8                                 Other Matters Concerning General Partners.

(A)                              Each of the General Partners may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(B)                                Each of the General Partners may execute any of its powers or perform any of its duties either directly or by or through agents, including, without limitation, any Related Person. A General Partner may consult with counsel, accountants, appraisers, management consultants, investment bankers, and other consultants and advisers selected by it (who may serve as such for the Partnership or any Related Person) and any opinion of such Person as to matters which the General Partner believes to be within its professional or expert competence shall be full and complete authorization and protection in respect to any action taken or suffered or omitted by the General Partner hereunder in good faith and in accordance with that opinion. The General Partners shall not be responsible for the misconduct, negligence, acts or omissions of any such Person and shall assume no obligations in connection therewith other than the obligation to use due care in the selection of such Persons.

(C)                                Any and all fees, commissions, compensation and other consideration received by a General Partner or a partner, director, officer, agent or employee of a General Partner or of the Partnership permitted pursuant to this Section 3.8 shall be the exclusive property of the recipient, in which the Partnership shall have no right or claim to such amounts.

3.9                                 Agreements with a General Partner or a Related Person.

(A)                              A General Partner and any Related Person may deal with the Partnership in connection with carrying out the business of the Partnership or otherwise, as an independent contractor or as an agent for others, and may receive from such others or the Partnership profits, compensation, commissions or other amounts without having to account to the Partnership therefore, provided that (a) the Managing General Partner in good faith believes such dealings and amounts to be reasonable and (b) such dealing and amounts are on a basis at least as favorable as may be obtained from unrelated third parties for comparable goods and services.

(B)                                The satisfaction of any one of the following conditions shall be a complete and absolute defense to any claim of invalidity or for damages or other relief with respect to any agreement, act, matter or transaction between the Partnership and a General Partner or a Related Person based upon the fact that the General Partner or Related Person is a party thereto and shall constitute a determination that the agreement, act, matter or transaction was fair and reasonable to, in the best interests of the Partnership and otherwise in accordance with the provisions of this Section:

(1)                                  The material facts as to the agreement, act, matter or transaction and as to the relationship or interest of the General Partner or Related Person are fully disclosed or known to (a) all directors (or Persons in a similar role with respect to an entity other than a corporation) of the Managing General Partner who are not interested in the agreement, act, matter, or transaction (other than by virtue of their beneficial ownership of capital stock or other ownership interests of less than one percent of a Managing General Partner or Affiliate of the Managing General Partner that is, in either case, subject to the provisions of the Exchange Act), acting as a committee of the Board of Directors or otherwise, and (b) a majority of such non-interested directors of the Managing General Partner affirmatively vote in good faith to authorize, approve or ratify the agreement, act, matter or transaction; ; or

(2)                                  The material facts as to the agreement, act, matter or transaction and as to the relationship or interest of the General Partner or Related Person are fully disclosed or known to the Unitholders and such agreement, act, matter or transaction is specially authorized, approved or ratified by a Majority Interest (excluding for purposes of computing the outstanding Class A Units and the Class A Units eligible to vote all Class A Units held by the General Partner or Related Persons); or

(3)                                  The agreement, act, matter or transaction is fair and reasonable to the Partnership at the time it is authorized, approved or ratified by the Managing General Partner.

(C)                                The submission or failure of the Partnership to submit any agreement, act, matter or transaction under Section 3.9(B)(1) or Section 3.9(B)(2) shall not create any presumption or inference or otherwise be considered evidence that the agreement, act, matter or transaction was not fair and reasonable to and in the best interests of the Partnership.

3.10                           Conveyances. The Managing General Partner has the express authority to convey title to any Partnership Property by a conveyance executed by the Managing General Partner alone on behalf of the Partnership and may grant powers of attorney to officers or employees of the Partnership to execute conveyance documents on behalf of the Partnership.

3.11                           Election To Be Governed by Successor Limited Partnership Law. The Managing General Partner may, in its sole discretion and without any vote or concurrence of the Limited Partners, elect for the Partnership to be governed by any statutes adopted to succeed or replace the Delaware Act on or after the date any part of such successor or replacement statute takes effect and to procure any permits, orders or approvals of any governmental authority in connection with such an election.

3.12                           Indebtedness. The Managing General Partner shall have the sole discretion and exclusive authority to determine whether, on behalf of the Partnership, to execute any loan or credit agreement or incur indebtedness, secured or unsecured, as it believes to be in the best interests of the Partners or of the Partnership. A General Partner or an Affiliate of a General Partner may lend money to the Partnership on such terms as the Managing General Partner may determine, provided, however, that the General Partner or Affiliate may not charge the Partnership interest greater than the rate (including points or other financing charges or fees) that would be charged the Partnership (without reference to the Managing General Partner’s or any other General Partner’s financial abilities or guaranties) by unrelated lenders on comparable loans for the same purpose. The Partnership shall not lend funds to the General Partners or their Affiliates. Loans by a Partner to the Partnership shall not be considered Capital Contributions.

3.13                           Confidentiality. The Managing General Partner may keep confidential from the Limited Partners and Assignees, for such period of time as the Managing General Partner deems reasonable, any information which the Managing General Partner reasonably believes to be in the nature of trade secrets or other information disclosure of which the Managing General Partner in good faith believes could damage the Partnership or its business or which the Partnership is required by agreements with third parties to keep confidential; provided that the provisions of this Section 3.13 shall not be interpreted to negate any obligations of the Partnership, as the Managing General Partner acting for the Partnership, to the Unitholders pursuant to the Exchange Act.

ARTICLE IV.
COMPENSATION OF THE GENERAL PARTNERS

4.1                                 Management Fee. The Partnership shall pay an annual Management Fee to the Managing General Partner, payable in arrears on February 15 of each year (or as soon as practicable thereafter when Net Income for the prior year is determined), equal to (a) two percent (2%) of Net Income, computed without regard to the Management Fee, for the immediately preceding calendar year, plus (b) an amount equal to the Hawaii general excise tax imposed on the Managing General Partner with respect to the Management Fee (including general excise tax); provided however that no such Management Fee shall be payable with respect to the pro rata portion of the prior calendar year in which the Partnership owned all of the issued and outstanding capital stock of the Managing General Partner.

4.2                                 Proration of Fees. In the event the Managing General Partner shall cease to serve as Managing General Partner during any calendar year, or the Partnership ceases to own all of the issued and outstanding capital stock of the Managing General Partner, a prorated portion of the Management Fee and the Incentive Fee for such year shall be payable with respect to the number of complete and partial months of the year during which the Managing General Partner served in such capacity or was owned less than one hundred percent by the Partnership.

4.3                                 Expenses of General Partners. The Partnership shall pay all expenses, disbursements and advances reasonably incurred by the General Partners in connection with the conduct of Partnership business, including without limitation office expenses, secretarial expenses and expenses for entertainment, travel and similar items, general and administrative expenses, amounts paid to any Person retained to perform services for the Partnership and other incidental expenses necessary or appropriate to the conduct of the Partnership’s business (including without limitation, expenses reasonably allocated to a General Partner by its Affiliates and which are reasonably allocated to the Partnership), in addition to any reimbursement as a result of indemnification pursuant to Section 3.7, and General Partners shall be promptly reimbursed by the Partnership for any such items plus any Hawaii general excise taxes with respect to such items and such reimbursement. The Managing General Partner shall determine such fees and expenses which are allocated to the Partnership in any reasonable manner.

ARTICLE V.
THE LIMITED PARTNERS AND ASSIGNEES

5.1                                 Limited Liability.

(A)                              No Limited Partner or Assignee shall be personally liable for any of the obligations of the Partnership, or for any distribution made to such Limited Partner or Assignee, except as provided by Delaware law.

(B)                                In no event shall any Limited Partner or Assignee be obligated under any circumstances to make any additional Capital Contribution to the Partnership for any purpose whatsoever.

5.2                                 Restrictions on Limited Partners and Assignees.

(A)                              No Limited Partner or Assignee shall participate, in such Person’s capacity as Limited Partner or Assignee, in the management and control of the business of the Partnership or transact any business for the Partnership, unless such Limited Partner or Assignee is also a General Partner or other Person employed or engaged to transact any such business by or on behalf of a General Partner or the Partnership. The transaction of any such business by any such Person employed or engaged to do so by or on behalf of a General Partner or the Partnership shall not affect, impair or eliminate the limitations on the liability of the Limited Partner or Assignee under this Agreement or applicable law. This Section 5.2(A) shall not preclude a Limited Partner or Assignee from service as an employee, officer or director of a General Partner or as an officer or employee of the Partnership and exercising all rights, duties and powers relating thereto.

(B)                                No Limited Partner or Assignee shall have the power to represent, sign for or bind a General Partner or the Partnership, unless such Limited Partner or Assignee is also a General Partner or other Person given such power in a capacity other than as a Limited Partner or Assignee by the Managing General Partner.

5.3                                 Outside Activities. A Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership. Neither the Partnership nor any of the Partners shall have any rights by virtue of this Agreement in any independent business ventures of any other Limited Partner or any Assignee.

No Withdrawal or Dissolution. No Limited Partner shall at any time withdraw from the Partnership, except as provided in this Agreement. No Limited Partner shall have the right to have the Partnership dissolved or the right to a return of capital from the Partnership, except as provided in this Agreement. The legal incompetency, bankruptcy, termination, dissolution, withdrawal, expulsion or death of a Limited Partner shall not cause a dissolution of the Partnership.

Rights of Assignees. An Assignee is entitled to an interest in the Partnership equivalent to that of a Limited Partner with respect to the rights to (i) share in profits and losses of the Partnership, (ii) receive distributions, including liquidating distributions, from the Partnership, and (iii) receive from the Partnership allocations of income, gain, loss, deduction, or credit or similar items, and shall have the right to vote on Partnership matters to the same extent as does a Limited Partner, but will otherwise be subject to the limitations under the Delaware Act on the rights of an assignee who has not become a limited partner.

ARTICLE VI.
MEETINGS AND VOTING; AMENDMENTS

6.1                                 Meetings. Meetings of the Limited Partners may be called by the Managing General Partner or by Limited Partners owning at least ten percent (10%) of the Class A Units. Any Limited Partner calling a meeting shall specify the number of Class A Units as to which the Limited Partner is exercising the right to call a meeting, and only those specified Class A Units shall be counted for the purpose of determining whether the required ten percent (10%) standard of the preceding sentence has been met. Limited Partners may call a meeting only as to matters on which they have the right to vote. Limited Partners shall call a meeting by delivering to the Managing General Partner one or more calls in writing stating that the signing Persons wish to call a meeting and indicating the purposes for which the meeting is to be called. Within sixty

(60) days after receipt of such call or within such a greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the Managing General Partner shall send a notice of the meeting to the Unitholders either directly or indirectly through the Depositary. A meeting shall be held at a time and place determined by the Managing General Partner on a date not less than ten (10) nor more than sixty (60) days after the mailing of notice of the meeting. Unitholders may vote either in person or by proxy at any meeting. No matter shall be voted upon by Unitholders at any meeting of the Limited Partners unless the requirements of Section 6.10 shall be satisfied as to such matter. The Managing General Partner shall call a meeting of the Limited Partners at least once each calendar year so long as the Partnership (i) owns all of the issued and outstanding capital stock of the Managing General Partner or (ii) is otherwise entitled to specify one or more members of the Board of Directors, which meeting shall be called within the time frame in which the Partnership would be required to call a meeting pursuant to the provisions of the Exchange Act relating to the election of directors if it was electing directors itself.

6.2                                 Notice of Meeting. Notice of a meeting called pursuant to Section 6.1 and any report shall be given either personally or by mail or other means of written communication, addressed to the Unitholder at the address of the Unitholder appearing on the books of the Partnership or Depositary. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit or certificate of mailing of any notice or report in accordance with the provisions of this Article 6, executed by a General Partner, transfer agent, registrar of Units or mailing organization shall be prima facie evidence of the giving of notice. If any notice or report addressed to the Unitholder at the address of the Unitholder appearing on the books of the Partnership is returned to the Partnership by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, said notice or report and any subsequent notices or reports shall be deemed to have been duly given without further mailing if they are available for the Unitholder at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice or report to all other Unitholders.

6.3                                 Record Date. For purposes of determining the Unitholders entitled to notice of or to vote at a meeting of the Limited Partners or to give consents without a meeting as provided in Section 6.8, the Managing General Partner may set a Record Date which shall be not less than ten (10) days nor more than sixty (60) days before the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any securities exchange or market system on which the Depositary Units are listed for trading, in which case the rule, regulation, guideline or requirement of such securities exchange or market system shall govern).

6.4                                 Adjournment. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting, and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken unless such adjournment shall be for more than forty-five (45) days. At the adjourned meeting the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article 6.

6.5                                 Waiver of Notice; Consent to Meeting; Approval of Minutes. The transactions of any meeting of Limited Partners, however called and noticed, and wherever held, are as valid as though a meeting had been duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the Persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents, and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Person at a meeting shall constitute a waiver of notice of the meeting, except when the Person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting but not so included, if the objection is expressly made at the meeting.

6.6                                 Quorum. A Majority Interest represented in person or by proxy shall constitute a quorum at a meeting of Limited Partners. At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of a Majority Interest shall be deemed to constitute the act of all Unitholders unless a higher percentage is required with respect to such action under the provisions of this Agreement. The Unitholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough Unitholders to leave less than a quorum, if any action taken (other than adjournment) is approved by the requisite percentage of interests of Unitholders specified in this Agreement. In the absence of a quorum, any meeting of Limited Partners may be adjourned from time to time by the vote of a majority of the Class A Units represented either in person or by proxy, but no other business may be transacted, except as provided in Section 6.1.

6.7                                 Conduct of Meeting. The Managing General Partner shall have full power and authority concerning the manner of conducting any meeting of Limited Partners and of soliciting written consents, including without limitation the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 6.10, the conduct of voting, the validity and effect of any proxies, the appointment of proxies and inspectors of votes, the revocation of written consents and the determination of any controversies, votes or challenges arising in connection with or during the meeting or the solicitation of written consents. The Managing General Partner shall designate a Person to serve as chairman of the meeting and shall further designate a Person to take the minutes of the meeting, in either case including, without limitation, a partner, director or officer of a General Partner. All minutes shall be kept with the records of the Partnership maintained by the Managing General Partner.

6.8                                 Action Without a Meeting. Any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Unitholders owning not less than the minimum percentage of interests that would be necessary to authorize or take such action at a meeting at which all the Unitholders were present and voted. Prompt notice of the taking of action without a meeting shall be given to the Unitholders who have not consented in writing. The Managing General Partner may specify that any written ballot submitted to Unitholders for the purpose of taking any action without a meeting shall be returned to the Partnership within the time, not less than twenty (20) days, specified by the Managing General Partner. If a ballot returned to the Partnership does not vote all of the Class A Units held by a Unitholder, the Partnership shall be deemed to have failed to receive a ballot for the Class A Units which were not voted. If consent to the taking of any action by the Unitholders is solicited by any Person other than by or on behalf of a General Partner, the written consents shall have no force and effect unless and until (A) they are deposited with the Partnership in care of the Managing General Partner, (B) consents sufficient to take the action proposed are dated as of a date not more than ninety (90) days prior to the date the consents are deposited with the Partnership, and (C) no opinion of counsel for the Partnership is delivered to the Partnership pursuant to Section 6.10.

6.9                                 Voting Rights.

(A)                              Subject to Section 6.10 and 6.12, the Limited Partners shall have the right to vote on all matters specified below and the actions specified therein may be taken by the Managing General Partner only with the affirmative vote of at least a Majority Interest in the Partnership and with the separate concurrence of the Managing General Partner.

(1)                                  Amendment of this Agreement, including an amendment extending the term of the Partnership, except as otherwise specifically permitted by this Agreement;

(2)                                  Dissolution of the Partnership, other than pursuant to Section 15.1(A), (C), (D), (E) or (F);

(3)                                  Approval or disapproval of any merger, consolidation or combination of the business operations of the Partnership with those of any other Person;

(4)                                  Approval or disapproval of a sale of all or substantially all of the assets of the Partnership;

(5)                                  When the Partnership would otherwise dissolve and its business would not otherwise be continued pursuant to the terms of this Agreement, election to continue or election of a new General Partner to continue the business of the Partnership;

(6)                                  Approval or disapproval of any matter submitted to the Unitholders pursuant to Section 3.9;

(7)                                  Except as provided in Article 14, election of a Managing General Partner;

(8)                                  Issuance of any new class of securities which are senior to the Class A Units with respect to distributions, allocations of profit and loss, liquidation or voting rights or which are convertible into or exchangeable for, or having optional rights to purchase, any securities having any such seniority;

(9)                                  Approval or disapproval of any compensation plan, trust or provisions for employees which provide for the issuance of Units or other securities of the Partnership; and

(10)                            As expressly provided in Sections 2.3 [[changes in business that would likely cause a loss of 1987 election]], 3.3 [[compensation plans]], 7.8 [[issuance of units at less than fair value]], 12.2 [[transfer of Managing General Partner interest]] and elsewhere, if any, in this Agreement.

(B)                                Except as expressly provided in this Agreement, Unitholders shall have no voting rights.

(C)                                Except as expressly provided otherwise in this Agreement, the General Partners and their Affiliates shall have the right to vote any Class A Units held by them with respect to any matter submitted to a vote of Partners.

6.10                           Voting Rights Conditional. The voting rights set forth in Section 6.9 shall not be exercised if the Partnership shall have received a  written opinion of counsel for the Partnership to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (1) shall or is likely to cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to subject the Limited Partners to unlimited liability therefore, (2) will or is likely to cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes, and (3) is not otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.

6.11                           Amendments by the Managing General Partner; Procedure on Amendment. Subject to Section 6.12, the Managing General Partner may without prior notice or consent of any Unitholder amend any provision of this Agreement (1) to elect to be bound by any successor statute governing limited partnerships pursuant to the power granted in Section 3.11, (2) if in its opinion such amendment does not have a material adverse effect upon the Unitholders or the Partnership, as the case may be, other than Unitholders who consent to the amendment, (3) to conform this Agreement to changes in the Delaware Act or interpretations thereof which, in the sole discretion of the Managing General Partner, it believes appropriate, necessary or desirable, provided that such amendment does not have a materially adverse effect upon the Unitholders or the Partnership, (4) to change the allocation between the General Partners of any amounts allocated to any or all General Partners, (5) if the amendment is necessary, in the opinion of counsel to the Partnership, to prevent the Partnership or a General Partner or the partners, directors or officers of a General Partner from being in any manner subject to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, whether or not substantially similar to plan asset regulations currently applied or proposed by the Department of Labor, provided that such amendment does not have a materially adverse effect upon the Unitholders or the Partnership, (6) to reflect the exercise of any power granted to the Managing General Partner under this Agreement, (7) to make any change which, in the sole discretion of the Managing General Partner is advisable to qualify or to continue the qualification of the Partnership, as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or that is necessary or advisable in the sole discretion of the Managing General Partner to ensure that the Partnership will not be treated as an association taxable as a corporation for federal income tax purposes, (8) to make any change that is necessary or advisable, in the sole discretion of the Managing General Partner, to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling, or regulation of any federal or state agency or contained in any federal or state statute or that is necessary or desirable in order to implement the provisions of the last sentence of Section 8.2(F), or that is necessary or desirable to facilitate the trading of the Depositary Units or comply with any rule, regulation, guidelines or requirement of any securities exchange or market system on which the Depositary Units are or will be listed for trading, compliance with any of which the Managing General Partner deems to be in the best interests of the Partnership and the Unitholders, (9) to correct a mistake or clerical or technical error or omission in this Agreement, (10) subject to Section 6.9(A)(8), as necessary to reflect the respective allocations, distributions, voting, liquidation and other rights, privileges and preferences with respect to new securities issued by the Partnership, and (11) any other amendment similar to the foregoing that does not have a materially adverse effect on the Partnership or the Unitholders; provided, however, that the Managing General Partner shall not make any of the foregoing amendments if the Partnership shall have received the favorable written opinion of counsel for the Partnership to the effect that such amendment (1) shall or is likely to cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to subject the Limited Partners to unlimited liability thereof, (2) will or is likely to cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes, and (3) is not otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners. The amendment shall promptly thereafter be disclosed to the Unitholders. In the event an amendment shall have been approved pursuant to this Article 6, the Managing General Partner shall execute such amendment, certificate and other documents as may be reasonably required for the purpose of effectuating the same; provided, however, that nothing in this Article 6 shall be construed to limit the authority of the Managing General Partner to admit Additional Limited Partners or Substituted Limited Partners.

6.12                           Restricted Amendments.

(A)                              Except with the affirmative vote of the Managing General Partner and holders of 95% of the outstanding Class A Units for which the Partnership has valid current addresses, no amendment shall be adopted which would (i) result in the loss of limited liability of any Unitholder or result in the Partnership being treated as an association taxable as a corporation for federal income tax purposes, or (ii) change the form of the Partnership to a general partnership.

(B)                                Notwithstanding the provisions of Section 6.11, no provision of this Agreement which establishes a percentage of votes required of the Partners to take any action shall be amended, altered, changed, respected or rescinded in any respect which would have the effect of reducing the voting requirement, unless such action is approved by the written consent or the affirmative vote of holders of outstanding Class A Units whose aggregate percentage interests in such Class A Units constitute not less than the voting requirements sought to be reduced. This Section 6.12(B) shall only be amended with the approval by written consent or affirmative vote of the Managing General Partner and holders of 95% of the outstanding Class A Units for which the Partnership has valid current addresses.

(C)                                Notwithstanding the provisions of Section 6.11, the consent of a General Partner shall be required for any amendment, if such amendment would increase such General Partner’s duties or liabilities, or adversely affect any indemnification of such General Partner, or if the amendment would have material adverse consequences to such General Partner.

6.13                           Amendment of Agreement. In connection with the admission to the Partnership of any successor Managing General Partner or any additional General Partner, the Managing General Partner shall take all steps necessary and appropriate to prepare and record or file any amendment or restatement to this Agreement and the Certificate of Limited Partnership that may be required with respect to such admission and may for this purpose exercise the power of attorney granted pursuant to Article 16.

ARTICLE VII.
CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

7.1                                 [INTENTIONALLY OMITTED]7.

7.2                                 Contribution of General Partners. No General Partner shall be obligated to make an additional Capital Contribution to the Partnership (and the Allocable Share of a General Partner shall not be reduced) in connection with any Capital Contribution made or deemed to be made to the Partnership by any other Person, whether pursuant to Section 2.7, Section 7.8 or otherwise.

7.3                                 [INTENTIONALLY OMITTED]7.

7.4                                 Units Not Assessable. Units shall not be assessable, and the Unitholders shall not be required to make any additional Capital Contribution.

7.5                                 No Interest on Capital Contribution. Partners and Assignees shall not receive interest on or with respect to all or any part of their Capital Contribution or on the balances in Partners’ Capital Accounts.

7.6                                 Creditor’s Interest in the Partnership. No creditor who makes a loan to the Partnership shall have or acquire at any time as a result of making the loan any direct or indirect interest in the profits, capital or property of the Partnership other than as a creditor. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Partnership. For the purposes of Sections 6.9(A)(8) and 7.8, a debt obligation of the Partnership, whether or not secured, that has no voting rights, that has no rights to representation on the Board of Directors and is not convertible into or exchangeable for, and has no optional rights to purchase an interest in the Partnership, shall not be considered a security or class of securities senior to the Class A Units with respect to distributions, allocation of profit and loss, liquidation or voting rights.

7.7                                 Nature of Interests. All property owned by the Partnership, whether real or personal, tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and none of the Partners shall have any direct ownership of such property.

7.8                                 Sale of Additional Securities.

(A)                              In order to raise additional capital, to acquire additional properties or other assets, to redeem or retire Partnership debt or for any other Partnership purpose, the Managing General Partner is authorized to cause to be issued additional Units from time to time to General Partners, Limited Partners or to other Persons and to admit such Persons as Additional Limited Partners in the Partnership. In addition, the Managing General Partner is authorized to cause to be issued, purchased, redeemed, exchanged, traded or granted calls, options, appreciation rights, partners’ interests, bonds, debentures and other securities of the Partnership from time to time. The Managing General Partner shall have sole and complete discretion in determining the consideration and terms and conditions with respect to any future issuance of Units or any other securities of the Partnership; provided, however, that the Managing General Partner shall not issue additional Units to the Managing General Partner or any of its Affiliates for consideration having a fair value less than the aggregate Unit Price of all Units being so issued without the approval of a Majority Interest.

(B)                                The Managing General Partner shall also have the power to create a new class of securities (for example, a Class B series) which shall have privileges or other attributes which the Managing General Partner determines are in the best interest of the Partnership. The Managing General partner shall have sole and complete discretion in determining the consideration and the terms and conditions of the creation and issuance of such units. The Managing General Partner shall not issue such units to itself or any of its affiliates.

(C)                                The Managing General Partner shall do all things necessary to comply with the Delaware Act, the Code or other applicable law, statute, rule, regulation or guideline of any federal, state or other governmental agency or any stock exchange on which the Depositary Units or other securities of the Partnership are listed for trading, and is authorized and directed to do all things it deems necessary or advisable in connection with any such future issuance. Nothing in this Section 7.8 shall permit the issuance of securities in the Partnership without the approval of a Majority Interest if such approval is required by Sections 2.7, 3.3, 6.9(A)(3) or 6.9(A)(9); and the restrictions on issuance of securities set forth in this Section 7.8 shall not apply to issuance of securities pursuant to any plan or agreement that has been approved by a Majority Interest pursuant to or as contemplated by Sections 2.7, 3.3, 6.9(A)(3) or 6.9(A)(9).

7.9                                 No Preemptive Rights. No Partner or Assignee shall have any preemptive, preferential or other right including, without limitation, with respect to (A) additional Capital Contributions to the Partnership, (B) the issuance or sale of Units or other interests in the Partnership, (C) the issuance of any obligation, evidence of indebtedness or other interest of or in the Partnership convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any Units, (D) the issuance of any right of subscription to, or right to receive, any warrant or option for the purchase of any Units, or (E) the issuance or sale of any other securities that may be issued or sold by the Partnership.

7.10                           Capital Accounts. The Partnership shall maintain Capital Accounts for the Partners and Assignees in accordance with the following provisions of this Section 7.10:

(A)                              (i) The Partnership shall maintain for each General Partner a separate General Partner Capital Account. Such General Partner Capital Account shall be increased by (1) the cash amount or Net Agreed Value of all Capital Contributions made by such General Partner pursuant to this Agreement and (2) all items of Partnership income and gain computed in accordance with Section 7.10(B) and allocated to such General Partner pursuant to Section 8.1 and decreased by (3) the cash amount or Net Agreed Value of all distributions of cash or property made to such General Partner pursuant to this Agreement and (4) all items of Partnership deductions and loss computed in accordance with Section 7.10(B) and allocated to such General Partner pursuant to Section 8.1.

(ii) The Partnership shall maintain for each Limited Partner and Assignee a separate Limited Partner Capital Account with respect to the Class A Units held by such Limited Partner or Assignee. The Limited Partner Capital Account associated with each Limited Partner’s or Assignee’s Class A Units shall be increased by (1) the cash amount or the Net Agreed Value of all Capital Contributions made in exchange for the issuance of such Class A Units, and (2) all items of income and gain computed in accordance with Section 7.10(B) and allocated with respect to such Class A Units pursuant to Section 8.1 and decreased by (3) the cash amount or Net Agreed Value of all distributions of cash or property made with respect to such Class A Units pursuant to this Agreement and (4) all items of deduction and loss computed in accordance with Section 7.10(B) and allocated with respect to such Class A Units pursuant to Section 8.1.

(B)                                For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Capital Accounts, the determination, recognition and classification of such item shall generally be the same as its determination, recognition and classification for federal income tax purposes, provided that:

(1)                                  Any deductions for depreciation, cost recovery or amortization attributable to a Contributed Property shall be determined as if the Adjusted Basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 7.10(D) or Section 7.10(E) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined as if the Adjusted Basis of such property were equal to the Carrying Value of such property immediately following such adjustment.

(2)                                  Any income, gain or loss attributable to the disposition of any property shall be determined by the Partnership as if the Adjusted Basis of such property as of such date of disposition were equal in amount to the Partnership’s Carrying Value with respect to such property as of such date.

(3)                                  If the Partnership’s Adjusted Basis in a property is reduced for federal income tax purposes pursuant to Section 48(q)(1) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Partners and Assignees pursuant to Section 8.1(A). Any restoration of such Adjusted Basis pursuant to Section 48(q)(2) of the Code shall be allocated in the same manner to the Partners and Assignees to whom such deemed deduction was allocated.

(4)                                  The computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or Section 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalizable for federal income tax purposes.

(5)                                  All fees and expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership interest that can neither be deducted nor amortized under Section 709 of the Code shall, for purposes of maintaining Capital Accounts, be treated as an item of deduction and shall be allocated among the Partners and Assignees pursuant to Section 8.1.

(C)                                A transferee of a Unit shall succeed to the Capital Account associated with the Unit transferred. However, if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership Properties shall be deemed to have been distributed in liquidation of the Partnership to the Partners and Assignees (including the transferee of a Unit) and recontributed by such Partners and Assignees in reconstitution of the Partnership. In such event, the Carrying Values of the Partnership properties shall be adjusted immediately prior to such deemed distribution pursuant to Section 7.10(E) (and such adjusted Carrying Values shall constitute the Agreed Values of such properties upon their deemed recontribution to the reconstituted Partnership). The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with the principles of this Section 7.10.

(D)                               (1)  Immediately prior to the issuance of additional Class A Units pursuant to Section 2.7 or Section 7.8, or at such time as the Managing General Partner determines it to be necessary in connection with the issuance of Units pursuant to the exercise of options granted in connection with a compensation plan under Section 3.3, the Capital Accounts of all Partners and Assignees, and the Carrying Values of all Partnership Properties shall be adjusted (consistent with the provisions hereof) to reflect any Unrealized Gain or Unrealized Loss attributable to all Partnership Properties. Such Unrealized Gain or Unrealized Loss shall be allocated among the Partners and Assignees (immediately prior to such issuance) in accordance with their Allocable Shares.

(2)                                  For purposes of this Section 7.10(D), the aggregate fair market value of the Partnership Properties, as of any date of determination, shall be equal to the sum of (i) the Prescribed Asset Value as of such date, and (ii) the amount of any outstanding Partnership indebtedness as of such date, as determined in the discretion of the Managing General Partner. The Carrying Values of the respective Partnership Properties shall be adjusted according to their relative fair market values, as determined by the Managing General Partner utilizing such methods as it deems appropriate.

(E)                                 Immediately prior to the distribution of any Partnership Properties, the Capital Accounts of all Partners and Assignees and the Carrying Values of all Partnership Properties shall be adjusted to reflect any Unrealized Gain or Unrealized Loss attributable to the Partnership Properties. In the case of a current distribution pursuant to Section 9.2,  such Unrealized Gain or Unrealized Loss (determined in the manner provided in Section 7.10(D)(4)) shall be allocated among the Partners and Assignees in accordance with their Allocable Shares. In the case of a liquidating distribution pursuant to Section 15.4, such Unrealized Gain or Unrealized Loss (determined by the Managing General Partner or other liquidator, using such reasonable method of valuation as it may adopt) shall be allocated among the Partners and Assignees in accordance with the provisions of Section 8.1.

7.11                           [INTENTIONALLY OMITTED]

7.12                           [INTENTIONALLY OMITTED]

7.13                           [INTENTIONALLY OMITTED]

7.14                           Changes in Outstanding Units. The Managing General Partner is authorized to effect any Class A Unit split or declare and pay pro rata distributions of Class A Units to the holders of Class A Units.

ARTICLE VIII.
ALLOCATION OF INCOME AND LOSSES

8.1                                 Allocations for Capital Account Purposes.

(A)                              For purposes of maintaining the Capital Accounts and in determining the rights of the Partners and Assignees among themselves, each item of income, gain, and loss of the Partnership (computed in accordance with Section 7.10(B)) shall, except as otherwise provided in this Section 8.1, be allocated among the Partners and Assignees in accordance with their respective Allocable Shares.

(B)                                [INTENTIONALLY OMITTED]

(C)                                [INTENTIONALLY OMITTED]

(D)                               In the event a Partner or Assignee receives an adjustment, allocation or distribution described in Section 1.704-1(b)(2)(ii)(d) of the Income Tax Regulations, such Partner or Assignee shall be allocated items of income and gain in an amount and manner sufficient to eliminate any deficit balance in such Partner’s or Assignee’s Capital Account as quickly as possible.

(E)                                 Except as otherwise provided in Section 1.704-2(f) of the Regulations, if there is a net decrease in Partnership minimum gain during any fiscal year of the Partnership, each Partner and Assignee shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person’s share of the net decrease in Partnership minimum gain, determined in accordance with Section 1.704-2(g) of the Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner and Assignee pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704(2)(j)(2) of the Regulations. This Section 8.1(E) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

8.2                                 Tax Allocations.

(A)                              For federal income tax purposes, all income, gain, loss and deduction (and each item thereof) shall, except as otherwise provided in this Section 8.2, be allocated among the Partners and Assignees in accordance with their respective Allocable Shares.

(B)                                In the case of any Contributed Property or Adjusted Property, items of income, gain, loss, depreciation and cost recovery deductions attributable thereto shall be allocated for federal income tax purposes among the Partners and Assignees as follows:

(1)                                  In the case of a Contributed Property, such items in accordance with Section 704(c) of the Code and the Treasury Regulations thereunder shall be allocated among the Partners and Assignees in a manner that takes into account the variation between the Agreed Value of such property and its Adjusted Basis at the time of contribution in attempting to eliminate Book-Tax Disparities.

(2)                                  In the event the Carrying Value of any Partnership property is adjusted pursuant to Section 7.10(D) or Section 7.10(E), subsequent allocations to Partners and Assignees of such items with respect to such Adjusted Property shall take account of any variation between the Adjusted Basis of such property and its Carrying Value in a manner consistent with Section 704(c) of the Code and the Treasury Regulations thereunder.

(C)                                [INTENTIONALLY OMITTED]

(D)                               All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners and Assignees in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; provided, however, such allocations, once made, shall be adjusted as necessary to take into account those adjustments authorized under Sections 734 and 743 of the Code.

(E)                                 To the extent of any Recapture Income resulting from the sale or other taxable disposition of a Partnership Property, the amount of any gain from such disposition allocated to a Partner or Assignee (or its successor in interest) for federal income tax purposes pursuant to the foregoing provisions shall be deemed to be Recapture Income to the extent such Partner or Assignee (or successor) has been allocated or has claimed any deduction directly or indirectly giving rise to the treatment of such gain as Recapture Income (to the extent such Partner or Assignee (or successor) has not theretofore recognized such income upon an issuance of Class A Units by the Partnership).

(F)                                 It is intended that the allocations in this Section 8.2 shall effect an allocation for federal income tax purposes in a manner consistent with Section 704 and related sections of the Code and shall comply with any limitations or restrictions therein to the extent reasonably possible without causing the Units to not have uniform characteristics for federal income tax purposes. The Managing General Partner shall have the authority and discretion, without the approval of the Limited Partners and Assignees, to adopt such conventions and utilize such methods as it deems appropriate in making the allocations pursuant to this Section 8.2 and to modify and amend the provisions of this Section 8.2 and related provisions of this Agreement for the purpose of complying with Treasury Regulations promulgated under Section 704 of the Code, rulings or positions of the Service or court decisions or as the Managing General Partner otherwise deems advisable; provided that the Managing General Partner shall not have the authority to adopt conventions or amendments which would cause the Units to not have uniform characteristics for federal income tax purposes.

(G)                                (1)                                  In the event a Partner or Assignee receives an adjustment, allocation or distribution described in Section 1.704-1(b)(2)(ii)(d) of the Income Tax Regulations, such Partner or Assignee shall be allocated items of income and gain in an amount and manner consistent with the allocation of income and gain pursuant to Section 8.1(D).

(2)                                  In the event there is a net decrease in Partnership minimum gain during any fiscal year of the Partnership, each Partner and Assignee shall be specially allocated items of income and gain in an amount and manner consistent with the allocation of income and gain pursuant to Section 8.1(E).

(H)                               In the event of the transfer of a Unit during a year, each item of Partnership income, gain, loss, deduction and credit attributable to the transferred Unit shall, for federal income tax purposes, be prorated between the transferor and transferee using such methods as may be adopted by the Managing General Partner, in its discretion, to comply with Section 706 of the Code. For this purpose, a Partner or an Assignee of record shall, to the extent practicable and consistent with the preceding sentence, be allocated taxable income and loss (and items thereof) from the date such Partner or Assignee acquired his Partnership Interest as if such Partner or Assignee became a Partner or Assignee of record on such date; provided that the Partnership shall not, by reason of this sentence, be obligated to reallocate taxable income or loss (or items thereof) previously reported for tax purposes or file amended tax returns or other documents reflecting any such reallocation.

(I)                                    If the Allocable Shares of the Partners and Assignees are changed during a taxable year due to the issuance of additional partnership Interests, items of Partnership income, gain, loss, deduction and credit shall be allocated among the Partners and Assignees to take into account their varying Allocable Shares during the year. In this regard, the Managing General Partner shall adopt such methods as it deems necessary or appropriate, in its discretion, in order to comply with Section 706 of the Code.

8.3                                 Tax Elections. Except as otherwise provided herein, the Managing General Partner shall, in its sole discretion, determine whether to make any available election under the Code. The Managing General Partner may, in its discretion, make the election under Section 754 of the Code in accordance with applicable regulations thereunder to cause the basis of Partnership Property to be adjusted for federal income tax purposes as provided by Sections 734 and 743 of the Code. Such election may also be made, in the Managing General Partner’s discretion, for the reconstituted Partnership upon any termination of the Partnership pursuant to Section 708 of the Code. If there is or is anticipated to be a termination of the Partnership pursuant to Section 708(b)(1)(B) of the Code, the Managing General Partner may, in its discretion, cause the Partnership to enter into such agreements with the IRS as will simplify the tax return filing requirements of the Partnership, provided that such agreements are not anticipated to have a material adverse effect on the Partnership or on the Unitholders. The Partnership has elected to be an “Electing 1987 Partnership” within the meaning of Section 7704(g) of the Code, and shall not revoke such election without the approval of the Managing General Partner and a Majority Interest. The Managing General Partner shall have the authority to make a similar election, on a prospective basis if appropriate, for the reconstituted Partnership upon any termination of the Partnership pursuant to Section 708 of the Code.

ARTICLE IX.
DISTRIBUTIONS

9.1                                 Time and Amount of Cash Distributions.

(A)                              The Managing General Partner, in its sole discretion but subject to applicable law, acting through its Board of Directors, shall for each quarter determine the amount, if any, to be distributed to the Partners and Assignees of record on the Record Date set for distribution, taking in account the anticipated cash needs and overall financial condition of the Partnership, the estimated tax liabilities of the Partners and Assignees with respect to their shares of Partnership income, and the maintenance of such reserves as the Managing General Partner deems appropriate for potential expenditures and obligations of the Partnership or to effect a leveling of Partnership distributions. All such distributions shall be made in accordance with such Partners’ and Assignees’ Allocable Shares.

(B)                                [INTENTIONALLY OMITTED]

(C)                                [INTENTIONALLY OMITTED]

(D)                               Nothing in this Partnership Agreement or this Section shall serve as a limitation on the Managing General Partner’s right to retain or use the Partnership’s assets or its revenues as, in the opinion of the Managing General Partner, may be required to satisfy the anticipated present and future cash needs of the Partnership.

(E)                                 The General Partner may make distributions to Partners and Assignees from any funds of the Partnership, including distributions that may constitute a return of capital.

9.2                                 Distributions of Partnership Property. In its sole discretion but subject to applicable law, the Managing General Partner may distribute to Partners and Assignees Partnership property other than cash, combinations of cash and property, and additional Units or securities of the Partnership which have been authorized and issued pursuant to the terms of this Agreement. Any such distribution shall be made in accordance with the Partners’ and Assignees’ Allocable Shares, based on the amount of cash (if any) plus the fair market value of the Property distributed to them in such distribution.

9.3                                 [INTENTIONALLY OMITTED]

9.4                                 Tax Withholding. Notwithstanding anything to the contrary herein, the Managing General Partner may withhold appropriate amounts from distributions to the Partners and Assignees, determined in the discretion of the Managing General Partner, as may be necessary to satisfy withholding requirements under federal and state law.

ARTICLE X.
ACCOUNTING AND REPORTS

10.1                           Fiscal Year and Method of Accounting. The fiscal year of the Partnership shall be the calendar year or such other year as the Managing General Partner selects. Each fiscal month of the Partnership shall end on the last day of the calendar month or such other day as the Managing General Partner selects. All amounts computed for the purposes of this Agreement (other than for tax purposes) and all applicable questions concerning the rights of Partners and Assignees shall be determined using generally accepted accounting principles as in effect from time to time.

10.2                           Reports.

(A)                              The Managing General Partner shall use its best efforts to prepare and furnish, within such period after the close of each Partnership taxable year as required pursuant to the reporting requirements of the Securities Act for the distribution of financial information by subject entities, to each Person who was the holder of record of a Certificate or Depositary Receipt on the last day of any month during the Partnership’s year, the information necessary for the preparation of such Person’s United States federal income tax return and any state income tax returns or the tax returns of any other jurisdiction required of such Person as a result of the operations of the Partnership. The Partners and Assignees agree to furnish the Managing General Partner with such information as may be necessary or helpful in preparing the tax returns or other filings of the Partnership.

(B)                                As soon as practicable, but in any event within such period after the close of each fiscal year as required pursuant to the reporting requirements of the Securities Act for the distribution of financial information by subject entities, the Managing General Partner shall mail or deliver to each Limited Partner of record reports containing financial statements of the Partnership for the fiscal year, including a balance sheet, statements of operations, changes in Partners’ equity and changes in financial position. Such statements shall be prepared in accordance with generally accepted accounting principles and audited and certified by a nationally recognized firm of independent public accountants selected by the Managing General Partner, and are to be accompanied by a supplementary summary.

(C)                                As soon as practicable but in any event within such period after the close of each fiscal quarter as would be required if the Managing General Partner was subject to the reporting requirements of the Securities Act, except the last fiscal quarter of each fiscal year, the Managing General Partner shall mail or otherwise furnish to each Limited Partner and each Assignee of record a quarterly report for the fiscal quarter containing such financial and other information as the Managing General Partner deems appropriate.

10.3                           Tax Controversies. Subject to the provisions hereof, the Managing General Partner is designated as the “Tax Matters Partner” (as defined in the Code) and is authorized and required to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner agrees to cooperate with the Managing General Partner and to do and refrain from doing any or all things reasonably required by the Managing General Partner to conduct such proceedings.

10.4                           Books and Records. The Managing General Partner shall maintain all records necessary for documenting and reporting the business and affairs of the Partnership. Except as restricted by law, books and records of the Partnership may be maintained by the Managing General Partner at any location selected by it. Any records maintained by the Partnership in the regular course of its business, including the record of the holders and Assignees of Units, books of account, and records of Partnership proceedings may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable period of time. Except for information kept confidential by the Managing General Partner pursuant to the power described in Section 3.13, all books, records, reports and accounts shall be open to inspection by any Partner or duly authorized representatives of the Partner, to the extent required by applicable law, on reasonable notice at any reasonable time during business hours, for any purpose reasonably related to the Partner’s interest as a Partner, and the Partner or the representatives at the expense of the Partner shall have the further right to make copies or excerpts therefrom. A Limited Partner may request an accounting of Partnership affairs whenever circumstances render it just and reasonable, but the furnishing of such information or conducting such accounting shall be at the Limited Partners’ own expense. The Partner and the Partner’s representatives shall not divulge to any other Person any confidential or proprietary data, information or property or any trade secrets of the Partnership. A copy of the list of the names and addresses of all Partners shall be furnished to any Partner or the representatives upon request in person or by mail to a General Partner. The Person requesting the list shall pay the cost of copying the list and mailing before the list is delivered. The Partnership will maintain information on holders of Units for four years after such Persons cease to hold Units in the Partnership. Assignees shall have no rights under this Section 10.4.

10.5                           Bank Accounts. The Partnership shall establish and maintain accounts in financial institutions (including, without limitation, national or state banks, trust companies, or savings and loan institutions) in such amounts as the Managing General Partner may deem necessary from time to time. The funds of the Partnership shall be deposited in such accounts and shall not be commingled with the funds of  any General Partner or any Affiliate thereof. Checks shall be drawn on and withdrawals of funds shall be made from any such accounts for Partnership purposes and shall be signed by the Person or Persons designated by the Managing General Partner. Temporary surplus funds of the Partnership may be invested in commercial paper, time deposits, short-term government obligations or other investments as shall be determined by the Managing General Partner.

10.6                           Accounting For Farming Activities. The Partnership shall establish and maintain such accounts as may be necessary to determine properly the Partnership’s revenue, expense, income and loss from its farming activities and the amounts of farming fees payable pursuant to farming contracts to which the Partnership is a party.

ARTICLE XI.
CERTIFICATES; RECORDS

11.1                           Issuance of Certificates. The Managing General Partner shall (subject to satisfaction of any requirements applicable to Section 2.7 or Section 13.2) cause the Partnership to issue one or more Certificates in the name of each Class A Limited Partner certifying that the Limited Partner named therein is a Class A Limited Partner in the Partnership as provided in the Partnership’s books and records, and stating the number of Class A Units into which his Partnership Interest is divided. Upon the transfer of a Unit in accordance with the terms of this Agreement, the Managing General Partner shall cause the Partnership to issue replacement Certificates, according to such procedures as the Managing General Partner may establish.

11.2                           Lost, Stolen or Destroyed Certificates. The Partnership shall issue a new Certificate or cause to be issued a new Depositary Receipt in place of any Certificate or Depositary Receipt previously issued if the registered owner of the Certificate or Depositary Receipt:

(A)                              makes proof by affidavit, in form and substance satisfactory to the Managing General Partner, that a previously issued Certificate or Depositary Receipt has been lost, destroyed or stolen;

(B)                                requests the issuance of a new Certificate or Depositary Receipt before the Partnership has notice that the Certificate or Depositary Receipt has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(C)                                if requested by the Managing General Partner, delivers to the Partnership a bond, in form and substance satisfactory to the Managing General Partner, with such surety or sureties and with fixed or open penalty, as the Managing General Partner may direct, in its discretion, to indemnify the Partnership and the Depositary against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate or Depositary Receipt; and

(D)                               satisfies any other reasonable requirements imposed by the Managing General Partner.

If a Partner or Assignee fails to notify the Partnership within a reasonable time after he has notice of the loss, destruction or theft of a Certificate or Depositary Receipt, and a transfer of the Units represented by the Certificate or Depositary Receipt is registered before receiving such notification, the Partner or Assignee shall be precluded from making any claim against the Partnership or any Transfer Agent for such transfer or for a new Certificate or Depositary Receipt.

11.3                           Maintenance of Transfer Records. The Partnership’s Depositary, registrar and transfer agent (who may be the same Person) will maintain records reflecting the Depositary Receipts registered in the name of each Assignee and Limited Partner, and any subsequent transfers of Depositary Receipts to Assignees and Substituted Limited Partners.

11.4                           Record Holder. The Partnership shall be entitled to treat the Record Holder as the Limited Partner or Assignee in fact of the Units represented thereby and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Units on the part of any other Person, whether or not the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which the Depositary Units are listed for trading. Without limiting the foregoing when a Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing) is acting as a nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Depositary Receipts or Certificates, as between the Partnership on the one hand and such Persons on the other hand, such representative Person (a) shall be the Limited Partner or Assignee (as the case may be) beneficially and of record, (b) must execute and deliver a Transfer Application and (c) will be bound by the Partnership Agreement and will have the obligations of a Limited Partner or Assignee (as the case may be) hereunder and as provided for herein.

11.5                           Withdrawal of Certificates. Upon the written request of any Limited Partner or Assignee accompanied by a surrendered Depositary Receipt held by a Limited Partner or Assignee, the Partnership will cause to be issued to such Person a Certificate or Certificates in the name of such Person evidencing the same number of Units. Upon issuance of any Certificate(s) to an Assignee, and upon compliance with Section 2.7 or Section 13.1(A), as the case may be, such Assignee shall be admitted as an Additional Limited Partner or as a Substituted Limited Partner, as the case may be, and such admission shall be set forth on the books and records of the Partnership. A Limited Partner may redeposit any such Certificate with the Depositary which shall then reissue Depositary Receipts in the name of the Limited Partner or an Assignee thereof upon sixty (60) days’ prior written notice.

11.6                           Legends. The Partnership may cause to be imposed, imprinted or stamped on any Certificate or Depositary Receipt one or more legends or restrictions on transfer which the Managing General Partner in its sole discretion believes may be necessary or advisable to comply with federal or state securities laws or other applicable laws, rules, regulations or agreements.

ARTICLE XII.
TRANSFERS OF INTERESTS

12.1                           Transfer.

(A)                              The term “transfer”, when used in this Article 12 with respect to a Partnership Interest, shall be deemed to refer to a transaction by which a General Partner, including the Managing General Partner, assigns the entirety of its Partnership Interest, or any one or more rights incorporated as part of its Partnership Interest, to another Person or by which the holder of a Unit assigns the entirety of its Partnership Interest evidenced thereby, or any one or more rights incorporated as party of such Partnership Interest, to another Person as Assignee, and includes a sale, assignment, gift, exchange or any other disposition.

(B)                                No Partnership Interest, or any right incorporated therein, shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 12 and in Article 13. Any transfer or purported transfer of any Partnership Interest or Unit not made in accordance with this Article 12 and Article 13 shall be null and void.

12.2                           Transfer of Interests of General Partners.

(A)                              The Managing General Partner may transfer all of its Partnership Interest, but not part of its Partnership Interest, as the managing general partner only upon prior compliance with the following conditions:  (i) the Partnership receives an opinion of counsel for the Partnership that such transfer would not result in the loss of limited liability of any Limited Partner in the Partnership or cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes, (ii) the transferee Person shall have assumed, in writing, the rights and duties of the Managing General Partner and executed such documents as may be reasonably deemed necessary by the Partnership to evidence such transfer and assumption of rights and duties, and (iii) the Managing General Partner shall cause the Partnership to advise the Unitholders on or before the fifteenth day following such transfer that the transfer is being contemplated or has been consummated, as the case may be. A transfer of part of the Managing General Partner’s Partnership Interest, or a transfer without compliance with the foregoing conditions, shall be null and void.

(B)                                A General Partner other than the Managing General Partner may not transfer all or any part of its Partnership Interest unless (i) the Managing General Partner consents in writing to such transfer and (ii) the Partnership receives an opinion of counsel to the Partnership that such transfer would not result in the loss of limited liability of any Limited Partner in the Partnership or cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes.

12.3                           Transfer of Units. Any Class A Units, including, Units held by a General Partner, may be transferred following deposit of such Class A Units with the Depositary. Class A Units that have never been deposited with the Depositary or that have been withdrawn from the Depositary and not redeposited are not transferable except by operation of law.

12.4                           Transfer of Depositary Units.

(A)                              Except as provided in Section 12.3, the Partnership shall not recognize transfers of Class A Units or interests therein except by transfer of Depositary Receipts representing Depositary Units. Depositary Units may be transferred only in the manner provided in this Agreement and the Depositary Agreement. No transfer of Depositary Receipts evidencing Depositary Units will be recorded or otherwise recognized by the Partnership unless and until the transferee has delivered a properly executed Transfer Application to the Depositary.

(B)                                A transferee who has completed and delivered a Transfer Application shall be deemed (i) to have agreed to be bound by the terms and conditions of the Depositary Agreement and the Depositary Receipt, (ii) to have requested admission as a Substituted Limited Partner, (iii) to have agreed to comply with and be bound by this Agreement and to execute any document that the Managing General Partner may reasonably require to be executed in connection with the transfer and admission as a Substituted Limited Partner pursuant to Article 13 and as a party to this Agreement, (iv) to have represented and warranted that such transferee has authority to enter into the Depositary Agreement and this Agreement, (v) to have appointed the Managing General Partner attorney-in-fact to execute any document that the Managing General Partner may deem necessary or appropriate to be executed in connection with the transfer and his admission as a Substituted Limited Partner, (vi) to have given the power of attorney set forth in Article 16 and (vii) to have given the consents and waivers contained herein. Until admitted as a Substituted Limited Partner pursuant to Article 13, the Record Holder of a Depositary Receipt shall be an Assignee in respect of such Depositary Units.

(C)                                Each distribution in respect of Class A Units shall be paid by the Partnership, directly or through the Depositary or through any other Person or agent, only to the Record Holders thereof as of the Record Date set for the distribution. Such payment shall constitute full payment and satisfaction of the Partnership’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

12.5                           Depositary Arrangements. The Managing General Partner shall have full authority to amend, extend or terminate the Depositary Agreement or the services of a Depositary if, in the sole discretion of the Managing General Partner, it deems it appropriate to do so. If the services of a Depositary are terminated, the Managing General Partner shall make substitute, comparable or other arrangements to facilitate trading of Class A Units or interests in Class A Units.

ARTICLE XIII.
ADMISSION OF SUBSTITUTED AND ADDITIONAL LIMITED PARTNERS

13.1                           Admission of Substituted Limited Partners.

(A)                              Any Person shall have the right to request admission as a Substituted Limited Partner subject to the conditions of and in the manner permitted by the terms of this Agreement. By transfer of a Depositary Receipt, the transferor is deemed to have given the transferee the right to request admission as a Substituted Limited Partner subject to the conditions of and in the manner permitted under this Agreement. A transferee who does not execute a Transfer Application, however, shall have only the right to negotiate such Depositary Receipt to a purchaser or other transferee. Each transferee of a Depositary Receipt (including any Person, such as a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, acquiring such Depositary Unit for the account of another Person) shall apply to become a Substituted Limited Partner with respect to Depositary Units transferred to such Person by executing and delivering a Transfer Application at the time of such transfer. Such transferee shall become a Substituted Limited Partner at such time as the Managing General Partner consents thereto, which consent may be given or withheld in the Managing General Partner’s sole discretion. If such consent is withheld, such transferee shall be an Assignee. Unless the Depositary is notified to the contrary, the Managing General Partner shall be deemed to have given its consent to the admission of a transferee as a Substituted Limited Partner, and such admission shall be effective, at and from the close of business on the last business day of the calendar month in which a properly executed Transfer Application is received by a Transfer Agent.

(B)                                Under the terms of the Depositary Agreement, the Depositary shall be obligated to prepare, as of the close of business on the last business day of each month, a list or other appropriate evidence setting forth the transfers of Depositary Units registered by all Transfer Agents since the last business day of the preceding month (the “transfer record”), setting forth the business day on which such Substituted Limited Partner was admitted to the Partnership and, as promptly as practicable after the last business day of each month, to submit the transfer record to the Managing General Partner.

(C)                                The admission of an Assignee as a Substituted Limited Partner shall be effective without the consent of any of the Partners other than the Managing General Partner.

13.2                           Admission of Additional Limited Partners. A Person  who makes a Capital Contribution to the Partnership, other than in connection with a merger or consolidation, shall be admitted to the Partnership as an Additional Limited Partner upon furnishing to the Managing General (a) an acceptance, in form satisfactory to the Managing General Partner, of all the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Article 16, and (b) such other documents or instruments as may be required in order to effect his admission as a Limited Partner, and such admission shall become effective on the date that the Managing General Partner determines in its sole discretion that such conditions have been satisfied and issues to such Additional Limited Partner a certificate evidencing ownership of his Class A Units. The admission to the Partnership of Additional Limited Partners in connection with a merger or consolidation shall be governed by the applicable provisions of Section 2.7.

ARTICLE XIV.
CHANGES IN GENERAL PARTNERS

14.1                           General Partner Ceasing to be a General Partner.

(A)                              A General Partner shall cease to be a General Partner of the Partnership only upon the occurrence of any one or more of the following events:

(1)                                  The General Partner’s withdrawal from the Partnership;

(2)                                  The General Partner’s removal as a General Partner;

(3)                                  Effective as provided in (B) below, an order for relief against the General Partner is entered under Chapter 7 of the federal bankruptcy law, or the General Partner, (a) makes a general assignment for the benefit of creditors, (b) files a voluntary petition under the federal bankruptcy law, (c) files a petition or answer seeking for that General Partner any bankruptcy, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, or regulation, (d) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against that General Partner in any proceeding of this nature, or (e) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of the General Partner or of all or any substantial part of that General Partner’s properties;

(4)                                  The death of an individual General Partner;

(5)                                  The entry by a court of competent jurisdiction of an order adjudicating an individual General Partner incompetent to manage the General Partner’s person or property;

(6)                                  In the case of a General Partner who is acting as a General Partner by virtue of being a trustee of a trust, the termination of the trust (but not merely the substitution of a new trustee);

(7)                                  In the case of a General Partner that is a separate partnership, the dissolution and commencement of winding up of the separate partnership;

(8)                                  In the case of a General Partner that is a corporation, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; or

(9)                                  In the case of a General Partner that is an estate, the distribution by the fiduciary of the estate’s entire interest in the Partnership.

(B)                                Any event described in Section 14.1(A)(3) shall cause a General Partner to cease to be a General Partner only as provided in this Section 14.1(B). Immediately upon the later of (a) the entering of the order for relief under Chapter 7 of the federal bankruptcy law or (b) the final disposition of any appeal by the General Partner from the entering of such an order, and immediately upon the occurrence of any of the other events described in Section 14.1(A)(3), the General Partner shall give notice of the event to the Partners. The General Partner shall cease to be a General Partner one hundred twenty (120) days after such notice is given.

14.2                           Withdrawal or Removal of the Managing General Partner.

(A)                              Other than a withdrawal in conjunction with a transfer by the Managing General Partner of its Partnership Interest pursuant to Section 12.2(A) or Section 14.8 and the related assumption of its rights and obligations as Managing General Partner by a new Managing General Partner, the Managing General Partner may withdraw from the Partnership effective upon, and only upon the provision of, at least 120 days’ advance written notice to the Unitholders, such withdrawal to take effect on the date specified in such notice. If the Managing General Partner gives a notice of withdrawal pursuant to this Section 14.2(A), a Majority Interest may, prior to the effective date of such withdrawal, elect a successor Managing General Partner. If no successor Managing General Partner is elected, the Partnership shall be dissolved pursuant to Section 15.1.

(B)                                The Managing General Partner may be removed only upon the affirmative votes of Unitholders owning at least a Majority Interest. Any such action by the Limited Partners for removal of the Managing General Partner must also provide for the election of a new Managing General Partner. The right of the Limited Partners to remove the Managing General Partner shall not exist or be exercised unless the Partnership has received an opinion of counsel for the Partnership that the removal of the Managing General Partner and the selection of a successor Managing General Partner will not result in (i) the loss of limited liability of any Limited Partner or (ii) the treatment of the Partnership as an association taxable as a corporation for federal income tax purposes.

14.3                           [INTENTIONALLY OMITTED]

14.4                           Admission of Successor Managing General Partner. A successor Managing General Partner selected pursuant to Section 14.2 or the transferee of or successor to the entire Partnership Interest of the Managing General Partner in a transfer or transaction otherwise in compliance with Section 12.2 or Section 14.8 of this Partnership Agreement shall be admitted to the Partnership as the Managing General Partner, effective as of the date an amendment or restatement of the Certificate of Limited Partnership is filed with the Secretary of State of the State of Delaware effecting such substitution or effective as of the date contemplated by Section 15.1(A).

14.5                           [INTENTIONALLY OMITTED]

14.6                           Rights on Removal or Withdrawal. A General Partner which has ceased to be a General Partner shall be entitled to all compensation accrued as of the date of its removal or withdrawal and shall have the same rights to inspect and make copies or excerpts of the books and records of the Partnership as is provided to Limited Partners until all amounts due the General Partner as of the date the General Partner ceased to be a General Partner have been paid. The General Partner shall be a creditor of the Partnership as to all such amounts owed to it by the Partnership, and shall not have any portion of its interest as General Partner converted to an interest as a Limited Partner or Assignee except as provided in Section14.11. As to any Class A Units so held or received, the General Partner shall be entitled to exercise all of the voting rights provided under this Agreement as a Partner.

14.7                           Liability on Removal or Withdrawal. If, at the time of the Departing Partner’s departure, the Partnership is indebted to the Departing Partner under this Agreement or any other instrument or agreement for funds advanced, properties sold, services rendered, or costs and expenses incurred by the Departing Partner, the Partnership shall, within sixty (60) days after the effective date of such Departing Partner’s departure, pay to the Departing Partner the full amount of such indebtedness. In addition, the successor to the Departing Partner shall assume all obligations theretofore incurred by the Departing Partner, as General Partner of the Partnership, except for the liabilities which the Managing General Partner has incurred as a result of its own negligence or misconduct.

14.8                           Successor and Predecessor General Partners. Unless a General Partner has ceased to be a General Partner pursuant to Section 14.2, and provided such General Partner has, as applicable, given the notice contemplated by Section 12.2(A) or received the consent of the Managing General Partner required pursuant to Section 12.2(B), and otherwise complied with the conditions set forth therein, the General Partner shall have the right to transfer its Partnership Interest, directly by transfer, assignment and assumption documents or indirectly by sale of its assets, sale of ownership interests in the General Partner, merger or consolidation with another entity, or any other transfer of its business, operations or ownership interest by law or otherwise,  and any Person succeeding such General Partner or succeeding to, and continuing, the business of the General Partner shall immediately become a General Partner of this Partnership and any successor or reconstituted partnership and shall have the exclusive right to possess Partnership Property to continue the Partnership and shall continue the business of the Partnership pursuant to the terms and provisions of this Agreement without any action or vote of any Person. If the Partnership dissolves because a General Partner ceases to be a General Partner, then this Partnership shall be reformed and reconstituted and its business continued as provided in this Section 14.8, Section 14.9 and Article 15. lf it is necessary or advisable to reform and reconstitute this Partnership and to continue its business, the remaining and successor General Partners shall elect to reform and reconstitute the Partnership and to continue its business. When any Person ceases to be a General Partner under this Agreement or a partner, director or officer of a General Partner, or ceases to be an officer or employee of the Partnership, that Person shall continue to have the benefit of any provisions of this Agreement providing for indemnity, exculpation or insurance which protected the Person as a General Partner or a partner, director or officer of a General Partner, or an officer or employee of the Partnership, or which limited or defined the liability of the Person with respect to activities in which such Person engaged as a General Partner.

14.9                           Automatic Continuation of Partnership. If a General Partner ceases to be a General Partner (other than by removal which does not in any event dissolve the Partnership), the Partnership shall not be dissolved and its business shall be continued by the remaining General Partner or Partners, if any. The remaining General Partner or Partners agree to take any and all reasonable steps to continue the business of the Partnership.

14.10                     Vote on Continuation of Partnership. Unless a higher vote is required by the Delaware Act, upon an event of dissolution described in Section 15.1(A), the Partnership shall thereafter be dissolved unless a Majority Interest (and all Unitholders hereby expressly consent that such an election may be effected upon written consent or by the affirmative vote of a Majority Interest) pursuant to Section 6.9(A)(5) elects to continue the Partnership. Unless an election to continue the Partnership is made within ninety (90) days of the event of dissolution, the Partnership shall be dissolved and shall conduct only activities necessary to wind up its affairs. If such an election to continue the Partnership is made then:

(a)                                  within such ninety (90) day period a successor Managing General Partner shall be selected by a Majority Interest;

(b)                                 the Partnership shall continue without dissolution; and

(c)                                  all necessary steps shall be taken to amend the Agreement, and the successor Managing General Partner may for this purpose exercise the powers of attorney granted pursuant to Article 16.

14.11                     Interest of Departing Partner and Successor.

(A)                              A Departing Partner shall, at the option of its successor exercisable prior to the effective date of the departure of the Departing Partner, promptly receive from its successor in exchange for its interest as a General Partner, an amount in cash equal to the fair market value of the Departing Partner’s interest as a General Partner, determined as of the effective date of departure. If the option is exercised, the Departing Partner shall, as of the effective date of departure, cease to share in any allocations or distributions with respect to its interest as a General Partner. For purposes of this Section 14.11, the fair market value of the Departing Partner’s Partnership Interest as a General Partner herein shall be such value as may be agreed by the Departing Partner and the successor.

(B)                                If the successor to a Departing Partner does not exercise the option described in Section 14.11(A), the interest of the Departing Partner as a General Partner of the Partnership shall be converted into Class A Units on a basis agreed by the Partnership and the Departing Partner.

(C)                                In the absence of an agreement pursuant to (A) or (B) above within thirty (30) days after the effective date of the Departing Partner’s departure, the value of the interests of the Departing Partner shall be determined by an appraiser selected by the Departing Partner and its successor  (or  the Partnership if no successor has been selected), the determination of which shall be conclusive as to the matter. If those parties cannot agree as to such appraiser within forty-five (45) days after the effective date of such departure, then such appraiser shall be designated by the two appraisers selected by the Departing Partner and its successor (or the Partnership if no successor has been selected).

(D)                               If the successor to a Departing Partner does not exercise the option described in paragraph (A)                        above, the successor shall at the effective date of its admission to the Partnership contribute to the capital of the Partnership cash or property having a Net Agreed Value such that its General Partner Capital Account, after giving effect to such contribution, shall be equal to that percentage of the Capital Accounts of all Partners and Assignees that is equal to its Allocable Share as Managing General Partner. In such event, such successor shall be entitled to the Allocable Share, as the case may be, of all Partnership allocations and distributions.

14.12                     Managing General Partner. The Managing General Partner shall be ML Macadamia Inc. and any successor thereto which becomes a General Partner of the Partnership pursuant to Section 12.2(A) or Section 14.8. If there is no such successor, then all other General Partners shall jointly be Managing General Partner until the Partners have elected a successor to serve as Managing General Partner.

ARTICLE XV.
DISSOLUTION, WINDING UP AND LIQUIDATION

15.1                           Dissolution. The Partnership shall be dissolved upon the expiration of its term or upon the first occurrence of one of the following:

(A)                              A General Partner ceases to be a General Partner (other than by removal) unless (1) at the time there is at least one other General Partner or (2) a Majority Interest agree in writing or by affirmative vote to continue the business of the Partnership and to admit one or more General Partners effective as of the date that the General Partner ceases to be a General Partner;

(B)                                an election to dissolve the Partnership by the Managing General Partner  which is approved by the affirmative vote of a Majority Interest;

(C)                                The Partnership becomes insolvent or bankrupt;

(D)                               The sale or disposition of all or substantially all assets of the Partnership, including the cessation of active business, the distribution of all cash and the termination of reserves for liabilities; or

(E)                                 any other event that, notwithstanding an agreement to the contrary, would cause its dissolution under the Delaware Act.

15.2                           Authority to Wind Up. If dissolution occurs for any reason, the Managing General Partner (unless such Managing General Partner has ceased to be a General Partner pursuant to Section 14.1(A)(2), (3) or (8), shall have the authority to wind up the business and affairs of the Partnership. The Managing General Partner shall name upon its withdrawal, dissolution, liquidation, or removal a legal representative who will have such authority to wind up the business and affairs of the Partnership upon such event. If the Partnership is dissolved by all General Partners ceasing to be General Partners pursuant to Section 14.1(A)(2) or (3), any Person designated by a decree of court or designated by vote of a Majority Interest shall wind up the affairs of the Partnership and shall be entitled to compensation therefor as approved by the court or a vote of a Majority Interest.

15.3                           Accounting. Upon dissolution (if the business of the Partnership is not continued), and again upon the termination of the Partnership after the winding up of the affairs of the Partnership is complete, an accounting of the Partnership shall be made and it shall be audited or reviewed by the independent public accountants of the Partnership, and a report thereof as audited or reviewed shall be furnished to the General Partners or their legal representative and to all Limited Partners and Assignees.

15.4                           Winding Up and Liquidation. Upon dissolution of the Partnership, it shall be wound up and liquidated as rapidly as business circumstances permit. If the liquidator determines that an immediate sale of part or all of the Partnership assets would be impractical or would cause undue loss to the Partners and Assignees, the liquidator may, in its absolute discretion, distribute to some or all Partners and Assignees, in lieu of cash, as tenants in common undivided interests in such assets as the liquidator deems unsuitable for liquidation. The liquidator may defer liquidation or distribution of assets to the Partners and Assignees in kind if it determines that a sale or such a distribution would be impractical or would cause undue loss to the Partners or Assignees. The liabilities of the Partnership shall be entitled to payment in the following order:

(A)                              Those to creditors, including Partners and Assignees who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Partnership (whether by payment or the making of reasonable provisions for payment thereof); and

(B)                                To the Partners and Assignees in proportion to and to the extent of their respective Capital Accounts on the date of distribution.

15.5                           No Recourse Against General Partners. The Limited Partners and Assignees shall look solely to the assets of the Partnership for the payment of any income allocated to the Limited Partners or Assignees or the return of capital, and if the assets of the Partnership remaining after payment or discharge of the debts and liabilities of the Partnership are insufficient to return the Capital Contribution, they shall have no recourse against any General Partner, any director, officer, employee or partner of a General Partner or the Partnership or any Limited Partner or Assignee for such purpose.

15.6                           Claim of Limited Partners and Assignees. No Limited Partner or Assignee shall have the right or power to demand or receive property other than cash, whether as a Return of Capital, a distribution, a payment on liquidation or otherwise.

15.7                           Restoration of Negative Account Balance. Upon the dissolution and termination of the Partnership, the General Partners shall contribute to the Partnership any deficit balance in their General Partner Capital Accounts.

ARTICLE XVI.
POWER OF ATTORNEY

Each Person who becomes a Limited Partner, each Person who executes a Transfer Application and any General Partner by executing or becoming bound by this Agreement irrevocably constitutes and appoints the Managing General Partner of the Partnership, its successors as Managing General Partner, and the authorized officers thereof, the true and lawful attorneys for such Person and in such Person’s name, place, and stead for such Person’s use and benefit to sign, certify and acknowledge, swear to, and, to the extent necessary, to file and record (1) this Agreement, the Depositary Agreement, the Certificate of Limited Partnership and all amendments to any of the foregoing; (2) any other instrument which may be required to be filed by the Partnership under the laws of any state or by any government agency which the Managing General Partner deems advisable to file, including, but not limited to, certificates of fictitious name statements, and amendments to or cancellation of the Certificate of Limited Partnership; (3) all certificates and other instruments (including, at the option of the Managing General Partner, this Agreement) and all amendments thereof which the Managing General Partner deems appropriate or necessary to qualify, or continue the qualification of, the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in all jurisdictions in which the Partnership may conduct business or own any Property; and (4) instruments relating to the admission of Additional or Substituted Limited Partners.

Each Person also authorizes the Managing General Partner to take any further action which it shall consider necessary or appropriate in connection with any of the foregoing, thereby giving the Managing General Partner full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or appropriate to be done in connection with the foregoing as fully as such Person might or could do if personally present, and thereby ratifying and confirming all that the Managing General Partner shall lawfully do or cause to be done by virtue thereof.

The foregoing grant of authority:

(a)                                  shall be a power of attorney coupled with an interest, is irrevocable, and shall survive, and not be affected by, the signing Person’s death, subsequent disability, or incapacity;

(b)                                 may be exercised for each Limited Partner by a facsimile signature of or on behalf of the Managing General Partner or by listing (or referred to) all the Limited Partners or executing an instrument with a single signature acting as attorney-in-fact for all of them; and

(c)                                  shall survive the delivery of an assignment by the signing Person of the whole or a portion of his interest in the Partnership.

Each Person who has given the Managing General Partner a power of attorney pursuant to this Article 16 shall to execute and deliver to the Managing General Partner within five (5) days after receipt of the Managing General Partner’s written request therefor such other and further statements of interest and holdings, designations, powers of attorney and other instruments that the Managing General Partner deems necessary to comply with any laws, rules or regulations relating to the business or proposed business of the Partnership. Such power of attorney shall not supersede any other part of this Agreement nor shall it be used to deprive such Person of any of such Person’s rights under this Agreement or to deprive a Limited Partner or Assignee of his rights as a Limited Partner or Assignee. It is intended only to provide a simplified system for execution of documents and the conduct of the business of the Partnership.

ARTICLE XVII.
MISCELLANEOUS PROVISIONS

17.1                           Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall, in the case of notices or communications required or permitted to be given to Unitholders, be in writing and shall be considered as properly given or made if sent by facsimile transmission, if personally delivered or if mailed by United States first class mail, postage prepaid, or if sent by prepaid telegram, and addressed to such Unitholder’s address for notices as it appears on the records of the Partnership, and, in the case of notices or communications required or permitted to be given to a General Partner, shall be in writing and shall be considered as properly given or made if sent by facsimile transmission, if personally delivered, or if sent by prepaid telegram, or if mailed by United States certified or registered mail return receipt requested, postage prepaid, and addressed to a General Partner at 828 Fort Street, Honolulu, Hawaii 96813. Any Unitholder may change the address for notices, by giving notice of such change to the Partnership, and a General Partner may change its address for notices by giving notice of such change to all Unitholders. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such Unitholder’s address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement. Any notice or other communication shall be deemed to have been given as of the date on which it is personally delivered or sent by facsimile transmission or, if mailed or telegraphed, the date on which it is deposited in the United States mails or transmitted, in each case in compliance with the terms of this Section 17.1, except that any notice or other communication sent by facsimile transmission, mailed or telegraphed to a General Partner which is not received by the General Partner within ten (10) days after the date of its mailing or transmission shall be deemed to have been given as of the date actually received by the General Partner.

17.2                           Choice of Law. This Agreement and all rights and liabilities of the parties hereto with reference to the partnership shall be subject to and governed by the laws of the State of Delaware as applied to agreements among Delaware residents to be entered into and performed entirety within Delaware.

17.3                           Article and Section Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

17.4                           Sole Agreement. This Agreement and the exhibits hereto constitute the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

17.5                           Execution in Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties had all signed the same document. All counterparts shall be construed together and shall constitute one agreement. Each party shall become bound by the Agreement immediately upon affixing his or her signature hereto, independently of the signature of any other party.

17.6                           Remedies Cumulative. The remedies of the parties under this Agreement are cumulative and shall not exclude any other remedies to which any Person may be lawfully entitled.

17.7                           Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

17.8                           Waiver of Action for Partition. Each of the parties hereto irrevocably waives during the term of the Partnership any right that he may have to maintain any action for partition with respect to the Partnership Property.

17.9                           Assignability. Subject to the restrictions on transferability contained herein, each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

17.10                     Gender and Number. Whenever the context requires, the gender of all words used hereby shall include the masculine, feminine and neuter, the singular of all words shall include the singular and plural, and the plural of all words shall include the singular and plural.

17.11                     Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purpose of this Agreement.

17.12                     Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Partnership.

17.13                     Severability. If any provision of this Agreement, or the application thereof, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby, but rather shall be enforced to the maximum extent permissible under applicable law.

17.14                     Certificate. The General Partner certifies that this Amended and Restated Agreement was approved by a majority interest at a meeting of Unitholders duly called and held on June 12, 2006.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

ML RESOURCES, INC., MANAGING GENERAL PARTNER

By
Dennis Simonis
President

By
Wayne Roumagoux
Secretary

ML RESOURCES, INC., as attorney-in-fact for each of the Limited Partners

By
Dennis Simonis
President

By
Wayne Roumagoux
Secretary

APPENDIX B

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended December 31, 2005

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-9145

ML MACADAMIA ORCHARDS, L.P.

(Exact Name of registrant as specified in its charter)

DELAWARE	99-0248088
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

26-238 Hawaii Belt Road, HILO, HAWAII	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 969-8057

Registrant’s website: www.mlmacadamia.com

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Name of Each Exchange on Which Registered
Depositary Units Representing
Class A Limited Partners’ Interests	New York Stock Exchange

SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT: NONE

Indicate by check mark if the registrant is a well-known seasoned issuer as defined in Rule 405 of the Securities Act

Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 of 15(d) of the Act.

Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this 10-K or any amendment to this 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer or a non-accelerated filer (as defined in Rule 12b-2 of the Act). Large accelerated filer ☐  Accelerated filer ☐  Non-accelerated filer  ☒

Indicate by check mark whether the Registrant is a shell company as defined by Rule 12b-2 of the Securities Exchange Act of 1934. Yes  ☐    No  ☒

As of March 14, 2006, 7,500,000 shares of the registrant’s Class A Units were outstanding, and the aggregate market value of such Units held by non-affiliates was $44,025,000 (based on the closing price on that date of $5.87 per Unit).

PART I

ITEM 1. BUSINESS OF THE PARTNERSHIP

(a) General Description of the Business

ML Macadamia Orchards, L.P. (the “Partnership”) is a publicly traded partnership, organized under the laws of the State of Delaware, and engaged in the business of growing and farming macadamia nuts in Hawaii. The Partnership believes that it is one of the world’s largest growers of macadamia nuts. The Partnership owns or leases approximately 4,169 tree acres of macadamia nut orchards in three locations within a 50-mile radius on the island of Hawaii. (“Tree acres” are acres of the Partnership’s owned or leased lands utilized for macadamia nut orchards. “Gross acres” includes areas not utilized for orchards.)  The Partnership sells all of its macadamia nut production to Mauna Loa Macadamia Nut Corporation (“Mauna Loa”) under five nut purchase contracts. Four of the nut purchase contracts with Mauna Loa, totaling approximately 15 million pounds, expire December 31, 2006 and the fifth contract totaling approximately 5 million pounds expires June 30, 2019. The Partnership has reached nut purchase agreements with Hamakua Macadamia Nut Company, Inc.(“Hamakua”), Mac Farms of Hawaii, LLC (“Mac Farms”) and Purdyco International, Ltd. dba Island Princess (“Island Princess”) beginning January 1, 2007. The contracts call for Hamakua to purchase about 6 million field pounds, Mac Farms to purchase about 5.0 to 6.0 million field pounds, and Island Princess to purchase about 2.2 million field pounds. Additional information can be found in section (c) under the heading Nut Purchase Contracts on page 3.

The Partnership farms its own orchards and approximately 2,505 additional acres of macadamia orchards for other orchard owners. The Partnership is managed by its general partner, ML Resources, Inc. (“MLR” or the “Managing Partner”). On August 1, 2001, all of the stock of the Managing Partner was purchased by D. Buyers Enterprises, LLC (“DBE”) from C. Brewer and Company, Ltd (“CBCL”). J.W.A. Buyers is the majority owner and managing member of DBE and the Chairman of the Board of CBCL. On January 6, 2005, the stock of ML Resources, Inc. was purchased from DBE by the Partnership for $750,000.

Ownership of Class A Units confers no direct or indirect interest in CBCL, DBE or any of their affiliated entities, or in Mauna Loa.

The Partnership commenced operations in June 1986, following its acquisition of interests in approximately 2,423 tree acres of macadamia nut orchards from subsidiaries of CBCL. In December 1986 and October 1989, respectively, the Partnership acquired from subsidiaries of CBCL interests in approximately 266 and 1,260 additional tree acres of macadamia orchards. In September 1991 the Partnership acquired approximately 78 tree acres of producing macadamia orchards.

On May 1, 2000, the Partnership purchased 142 acres of macadamia orchards and the macadamia farming operations from subsidiaries of CBCL. The farming operations consist of farming contracts, farming equipment, vehicles, a husking plant, irrigation well, office buildings, garages and warehouses, office furniture and equipment and material inventories related to macadamia farming. All the assets and operations are located on the island of Hawaii.

(b) Financial Information about Industry Segments

The response to this section of Item 1 incorporates by reference Note 4 of the Notes to the Financial Statements.

(c) Narrative Description of the Business

Owned-orchard Segment

The Partnership currently sells all of the macadamia nuts from its orchards to Mauna Loa under long-term nut purchase contracts. Mauna Loa processes and markets the nuts under the Mauna Loa® brand name and is believed to be one of the largest processors and marketers of macadamia nuts in the world. The Partnership is Mauna Loa’s largest single supplier of macadamia nuts. Mauna Loa was a subsidiary of CBCL until its sale in September 2000 to The Shansby Group. In December 2004 Mauna Loa was purchased by Hershey Food Corporation. On May 1, 2000, the Partnership began farming its own macadamia orchards. Prior to that date, subsidiaries of CBCL performed the farming activities for the Partnership under long-term farming contracts.

Nut Purchase Contracts. The Partnership is a party to five nut purchase contracts with Mauna Loa. They cover all nuts produced by the orchards acquired in June 1986, December 1986, October 1989, September 1991 and May 2000, respectively. The 1986 contracts expire December 31, 2006, while the 1989 contract expires June 30, 2019 and also provides for the exclusion of unusable nuts from those purchased by Mauna Loa. The first three contracts are identical in all other material respects. The fourth contract was acquired by assignment with the orchard purchase in September 1991 and expired on June 30, 2003. Effective July 1, 2003 the fourth contract was renegotiated with an expiration date of December 31, 2006. The fourth contract is a set price contract ($0.60 cents per pound at wet-in-shell moisture (“WIS”) of 25%) with an adjustment for trash and spoilage outside the range of 10% to 13%. The first three contracts use a pricing formula based 50% on a two-year trailing average of the macadamia nut price published annually by the United States Department of Agriculture and 50% on Mauna Loa’s “netback component.”  The netback component is calculated by subtracting Mauna Loa’s processing and marketing costs per pound and a “capital charge” of 20% from its nut revenues per pound. The fifth contract expires in 2006. Its pricing formula is based 100% on the two-year trailing average of USDA reported prices. The fifth contract may be terminated at any time by mutual agreement in writing.

On December 16, 2004, a new nut purchase contract was signed with Hamakua Macadamia Nut Company (“Hamakua”) for the annual delivery of six million WIS pounds, starting January 1, 2007. The contract provides for a minimum price of 79 cents per pounds and a maximum price of 99 cents per pound. The pricing formula includes a fixed component of 85 cents and a second component based on Hamakua’s average selling price for bulk kernel. Refer to Exhibit 10.52 on page 57.

On January 5, 2006, a new nut purchase contract was signed with Purdyco International, Ltd. dba Island Princess for the annual delivery of approximately two million WIS pounds, effective January 1, 2007. The nut price will be determined every six months by mutual agreement based on prevailing market price for kernel from Hawaii and Australia. Refer to Exhibit 10.55 on page 57.

On January 6, 2006, a new nut purchase contract was signed with Mac Farms of Hawaii, LLC for the annual delivery of between four and one-half million and five and one-half million WIS pounds, effective January 1, 2007. The nut price will be determined every six months by mutual agreement based on prevailing market price for kernel from Hawaii and Australia. Refer to Exhibit 10.54 on page 57.

Competition. Because the Partnership’s revenues from nut sales are tied to a formula dependent in large part upon Mauna Loa’s market performance, the Partnership bears certain risks associated with Mauna Loa’s marketing of the nuts, including the possibility of increased future competition. Subsequent to the sale of Mauna Loa to The Shansby Group in September 2000, the Partnership no longer has access to the operational and marketing strategies and financial results of Mauna Loa, as it is no longer a related entity.

Mauna Loa considers its primary competition to be other premium nut products, except in Hawaii where its products compete with those of other macadamia nut producers and other food and non-food tourist items. As a premium nut, macadamia nuts compete with cashews, almonds and pistachios.

Mauna Loa sells macadamia nuts as “retail” nuts and “commercial” nuts and produces and sells various macadamia nut products. These include pristine salted and unsalted roasted macadamia nuts, packages of diced macadamia nuts and macadamia oil (for cooking and baking), value-added products such as candy-glazed macadamia nuts, chocolate-covered macadamia nuts, chocolate macadamia nut candy bars, honey-roasted macadamia nuts and macadamia nut brittle.

Macadamia nuts comprise less than 5% of the sales of branded premium nuts sold through mass merchandisers, drug and grocery stores on the U.S. mainland, based upon published industry statistics. Cashews and mixed nuts represent the bulk of the dollar sales in this segment, followed by pistachios. Macadamia nuts are the highest priced of all premium nuts, and, therefore, they may be sensitive to price competition from other nuts.

The primary market for the Mauna Loa® brand is the U.S. mainland, where Mauna Loa sells its products through brokers to food stores, club stores, drug store chains, mass merchandisers and commercial customers.

A strong secondary market for the Mauna Loa® brand is the state of Hawaii, where Mauna Loa sells through its own direct sales force primarily to retailers. Substantial portions of the macadamia nut products sold in Hawaii are purchased by visitors as gifts and souvenirs. Mauna Loa believes that it is one of the largest sellers of macadamia products in the State of Hawaii.

Mauna Loa also sells macadamia products as ingredient nuts, through its visitor centers and mail order sales.

In addition to the State of Hawaii, mature macadamia nut orchards are located in Australia, Africa, and Central America. For the 2005 crop, Hawaii was expected to supply 24% of the world crop, and Australia, the world’s largest producer, was expected to supply 41%.

A general decline in nut prices would adversely affect the prices which Mauna Loa could charge for its macadamia nut products and could have a negative effect on its profitability. Since the purchase price for the Partnership’s nuts under all but one of its nut purchase contracts is based in part on nut prices reported by the industry and in part on the marketing success of Mauna Loa, a general decline in macadamia nut prices could also adversely affect the Partnership’s revenues.

Macadamia Farming Segment

Since the May 2000 purchase of the macadamia farming operations, the Partnership farms its own 4,169 acres of macadamia orchards and approximately 2,505 additional acres of macadamia orchards owned by other growers. Three of the farming contracts terminated December 31, 2005, covering approximately 465 acres making the total acres covered by farming contracts for 2006 to be 2,040.

All the orchards are located in three separate regions on the island of Hawaii (“Keaau”, “Ka’u” and “Mauna Kea”). Because each region has different terrain and weather conditions, farming methods vary somewhat among the three locations.

Farming Contracts. The Partnership currently services approximately seventeen farming contracts which were assigned to the Partnership with the May 2000 acquisition. Services under these contracts include cultivation, weed and pest control, fertilization, pruning and hedging, replanting, harvesting, and husking.

These contracts also provide a management fee to the Partnership, which is based as either a fixed fee per acre farmed, or as a percent of reimbursed costs, ranging from 5% to 20%.

Orchard Maintenance. Maintenance of an orchard is essential to macadamia nut farming. Pruning and hedging of trees is necessary to allow space for mechanical harvesting and cultivating equipment to operate safely and efficiently and to remove dead branches. Where mechanical equipment is used, the orchard floor must be maintained in a condition that will permit its operation. Soil and gravel are used to repair mud holes and other surface irregularities caused by soil erosion from heavy rain and by farming equipment. Pruning and surface maintenance are usually performed between harvest seasons.

Orchard management also requires the proper selection and application of fertilizers, pesticides (to control rodents, insects and fungi) and herbicides (to control weeds). Insects, rodents and fungi, as well as wild pigs, if not controlled, can cause losses to nut production.

Harvesting. The harvest period begins in the late summer and runs through the following spring. Mature nuts fall from the trees and are harvested using mechanized harvest equipment when the orchard floor is level enough to permit its use. Nuts are harvested by hand when the orchard floor is too uneven to permit mechanical harvesting, when the nut drop is very light and when nuts remain after harvesting. At Keaau, Ka’u and Mauna Kea, seasonal labor for hand harvesting and other operations is generally available from nearby Hilo and adjacent communities.

Mechanical harvesting is less costly than hand harvesting, but mechanical harvesting is possible only where the orchard floor is relatively flat. Approximately 70% of the orchards in Ka’u, 59% in Keaau and 94% in Mauna Kea are currently mechanically harvested. The remaining acres are too uneven for mechanical harvesting and must be harvested by hand.

During the harvest season, the nuts are collected every six to ten weeks. Nuts suffer loss in quality if they remain on the ground too long. The harvested nuts are then transported to the husking facilities, which are located in Ka’u and Keaau. The Keaau husking facility is owned by Mauna Loa, and the Ka’u husking facility is owned by the Partnership. Nuts harvested in the Mauna Kea region are transported to the husking facility in Keaau. At the husking facility, the outer husk is removed and the nuts, still in their shell, are weighed and sampled to determine moisture content and kernel quality. Title to the nuts husked in Keaau passes to Mauna Loa after weighing. Title to the nuts husked at Ka’u pass to Mauna Loa after delivery to the Mauna Loa processing plant in Keaau. The nuts are then moved to a drying facility.

Processing. The nuts purchased by Mauna Loa from the Partnership and from the other orchards farmed by the Partnership are primarily processed at Mauna Loa’s processing plant located adjacent to the orchards located in the Keaau area. The plant was built in 1966 and is presently capable of handling approximately 210,000 pounds of dry-in-shell (commonly abbreviated “DIS”) nuts per day. Processing at the plant includes drying, cracking, roasting, inspecting and limited packaging. The plant also includes separate warehouses, a machine shop, storage facilities, husking facilities, nut drying facilities, a generator and a 10,000 square foot chocolate processing plant. None of these processing facilities are owned by the Partnership.

At Mauna Loa’s plant in Keaau, the harvested nuts pass by conveyors over metal screens, blowers and rock separators that remove extraneous material from the in-husk nuts. The husks are then split and removed by pressing the nuts between steel roller bars and a rubber pad. At this stage, the nut kernels are still encased in their hard round shells and roughly 20% of their weight is attributable to moisture content. At this point, the nuts are referred to as wet-in-shell (commonly abbreviated “WIS”). The WIS weight of the nuts is used to determine payments to be made by Mauna Loa under the Nut Purchase Contracts. Approximately 20% of the WIS weight of the nuts will become dry salable kernels when all further processing is completed.

After the nuts are weighed, the moisture content of the nuts is reduced by blowing warm air over them, which produces DIS nuts. Metal rollers are used to crack the nuts and remove the shell. Mechanical and optical equipment, as well as hand sorting, are used to separate the salable kernels from unusable nuts and pieces of broken shell.

The dry nut kernels are roasted and then sorted into retail and commercial grades. At this stage, some of the nuts are bulk-packed and sent to various co-packers on the U.S. mainland for packaging. At Mauna Loa’s plant in Keaau the nuts may be salted, or covered with chocolate or one of several coatings, and finally packaged, labeled and readied for shipment.

Stabilization Payments

In December 1986, the Partnership acquired a 266-acre orchard that was several years younger than other orchards of the Partnership. Because of the relative immaturity of the newer orchard, its productivity (and therefore its cash flow) was expected to be correspondingly lower for the first several years than for the other older orchards.

Accordingly, the seller of this orchard Ka’u Agribusiness Company, Inc. (“KACI”) agreed to make cash stabilization payments to the Partnership for each year through 1993 in which the cash flow (as defined) from this orchard fell short of the target cash flow level, which equaled $507,000. Stabilization payments for any given year were limited to the lesser of the amount of the shortfall or a maximum payment amount. For the years from 1987 through 1993, inclusive, the Partnership received a total of $1,628,000 (including a 4% Hawaii general excise tax) in stabilization payments under this agreement.

The Partnership accounted for stabilization payments (net of the 4% Hawaii general excise tax) as a reduction in the cost basis of the orchard. As such, these payments are being reflected in the Partnership’s net income ratably through 2019 as a reduction to the depreciation expense reported for this orchard.

In return, the Partnership is obligated to pay the seller 100% of any year’s cash flow from this orchard in excess of the target cash flow as additional percentage rent until the aggregate amount of the additional percentage rent paid equals 150% of the total amount of stabilization payments previously received. Thereafter, the Partnership is obligated to pay the seller 50% of this orchard’s cash flow in excess of the target cash flow as additional incentive rent. No additional rent was due in 2003, 2004, or 2005.

Item 1A. Risks Involved in Operating Macadamia Orchards

Macadamia nut trees are subject to damage or destruction from diseases, pests, floods, droughts, windstorms, hurricanes, volcanic activity and other natural causes. Partnership tree replacements for all orchards from all causes were 0.6% in 2003, 0.6% in 2004, and 0.2% in 2005. Both crop and tree insurance are in place to protect the Partnership against material losses.

Diseases and Pests. The Partnership’s Keaau orchards experienced tree replacements of 1.3% in 2003, 1.4% in 2004, and 0.6% in 2005. Other macadamia growers in the vicinity have also experienced losses due to a problem known as “Macadamia Quick Decline” (“MQD”). Based upon research by the University of Hawaii and other experts, it is believed that the situation is due to fungi associated with high moisture conditions. It is also believed that a particular variety of macadamia nut tree (variety 333) is most susceptible to MQD. Another tree variety (variety 344) has also been identified as being more susceptible to MQD than other varieties. Approximately 9% of the Partnership’s orchards are variety 333 and 45% are variety 344. Both the Keaau and Mauna Kea orchards are areas with high moisture conditions, and may be more susceptible to the MQD problem. MQD is present in the Ka’u orchards, but tree losses to date have been less than 2% per year in the Ka’u area.

There are also two types of fungal diseases, which can affect nut production but are not fatal to the trees themselves. One of these is Phytophthora, which affects the macadamia flowers and nutlets, and the other is Botrytis cinerea. These types of fungal disease are generally controllable with fungicides. Historically, these fungi have attacked the orchards located in Keaau during periods of persistent inclement weather. A light infestation of Phytophthora occurred in late January-early February 2001.

Rainstorms and Floods. The Partnership’s orchards are located in areas on the island of Hawaii that are susceptible to heavy rainstorms. In November 2000 the Ka’u region was affected by flooding. This flooding resulted in expected 2000 harvesting being done in 2001. Since the flood in 2000 heavy rain in the Ka’u region has not produced flooding of any consequence.

Windstorms. The Partnership’s orchards are located in areas on the island of Hawaii that are susceptible to windstorms. Twenty-five major windstorms have occurred on the island of Hawaii since 1961, and four of those caused material losses to Partnership orchards. Several of the Partnership’s orchards are surrounded by windbreak trees, which provide limited protection. Younger trees that have not developed extensive root systems are particularly vulnerable to windstorms.

Insurance. The Partnership secures tree insurance each year under a federally subsidized program. The tree insurance for 2005 provides coverage up to a maximum of approximately $22.8 million against loss of trees due to wind, fire or volcanic activity. Crop insurance was purchased for the 2004-2005 crop year and provides coverage up to a maximum of approximately $8.6 million against loss of nuts due to wind, fire, volcanic activity, earthquake, adverse weather, wildlife damage and failure of irrigation water supplies.

Volcanoes. The orchards are located on the island of Hawaii, where there are two active volcanoes. To date, no lava flows from either volcano have affected or threatened the orchards.

Rainfall. The productivity of orchards depends in large part on moisture conditions. Inadequate rainfall can reduce nut yields significantly, while excessive rain without adequate drainage can foster disease and hamper harvesting operations. While rainfall at the orchards located in the Keaau and Mauna Kea areas has generally been adequate, the orchards located in the Ka’u area generally receive less rainfall and, as a result, a portion of the Ka’u orchards is presently irrigated. Irrigation can mitigate the effects of a drought, but it cannot completely protect a macadamia nut crop from the effect of a drought. Recorded rainfall at each of the three locations of the Partnership’s orchards for the past five years is shown below:

Year	Ka’u	Keaau	Mauna Kea
2001	46.0”	124.0”	133.4”
2002	58.5”	139.4”	156.1”
2003	22.8”	94.8”	117.4”
2004	54.9”	142.7”	151.5”
2005	34.7”	133.8”	171.8”

During 2005 the Ka’u, Keaau and Mauna Kea areas recorded 84%, 99% and 116% of the normal average annual rainfall in their area of the island, respectively.

Water Supply for Irrigation

With the May 2000 acquisition, the Partnership acquired an irrigation well (the “Sisal Well”), which supplies water to the Partnership’s orchards in Ka’u which were purchased in June 1986 and 1989. The Sisal Well is situated on land owned by Mauna Kea Agribusiness Company, Inc. (“MKACI”). On May 1, 2000 the Partnership entered into a license agreement with MKACI, which allows the Partnership necessary access to maintain and operate the Sisal Well, as well as the use of roads to access, maintain and operate the Partnership’s macadamia orchards. Annual rent for the license agreement is One Dollar.

The license agreement terminates on the earlier of June 30, 2045, or at the termination of the May 1, 2000 lease between Partnership and KACI.

Prior to the May 2000 acquisition, the Partnership and KACI were parties to a water agreement to which KACI agreed to supply water to those portions of the June 1986 Orchards and October 1986 Orchards located at Ka’u and which had been irrigated historically.

If the amount of water provided by the Sisal Well becomes insufficient to irrigate the above named orchards, the Partnership may consider increasing the capacity of the Sisal Well, drilling an alternative well into the historical source which provides water to the Sisal Well or obtaining water from other sources.

On a historical basis, the quantity of water available from the Sisal Well has been generally sufficient to irrigate these orchards in accordance with prudent farming practices. The irrigated portion of the Ka’u II Orchards is expected to need greater quantities of water as the orchards mature. The Partnership anticipates that the amount of water available from the Sisal well will be generally sufficient, assuming average levels of rainfall, to irrigate the irrigated orchards in accordance with prudent farming practices for the next several years. If no irrigation water is available to the Irrigated Orchards, then, based on historical average rainfall levels, diminished yields of macadamia nut production can be expected.

Employees

As of December 31, 2005, the Partnership employed 249 people, of which 164 were seasonal employees. Of the total, 23 are in farming supervision and management, 212 in production, maintenance and agricultural operations, and 14 in accounting and administration.

With the May 2000 acquisition, the Partnership agreed to the assumption of three bargaining agreements with the ILWU Local 142. These agreements cover all production, maintenance and agricultural employees of the Ka’u Orchard Division, of the Keaau Orchard Division and of the Mauna Kea Orchard Division. These labor contracts became effective May 1, 1997 and expired on April 30, 2002. The parties have recently agreed to a new three-year contract, which will expire on April 30, 2008. The Partnership believes that relations with its employees and the ILWU are generally very good.

Item 1B. Unresolved staff comments. None

Available Information. The Partnership files annual, quarterly and current reports and other information with the Commission. These filings are available free of charge through its Internet website at www.mlmacadamia.com as soon as reasonably practicable after the Partnership electronically files such material with, or furnishes it to, the Commission. Any unit holder, who so requests may obtain a printed copy of these documents from the Partnership, by contacting the Partnership at 808-969-8057, or in writing at 26-238 Hawaii Belt Road, Hilo, Hawaii 96720.

ITEM 2. PROPERTIES

Location. The Partnership owns or leases approximately 4,169 tree acres of macadamia orchards on the island of Hawaii. The orchards are located in three areas: Ka’u, Keaau and Mauna Kea. The Ka’u area is located in the south part of the island about fifty miles from Hilo. The Keaau area is located six miles south of Hilo on the east side of the island, and the Mauna Kea area is located three miles north of Hilo on the east side of the island.

The majority of macadamia nut trees grown in the State of Hawaii are grown on the island of Hawaii in volcanic soil that permits drainage during heavy rainfall. While the orchards are located approximately within a 50-mile radius, the climate and other conditions that affect the growing of macadamia nuts are different. These differences are the result of prevailing wind patterns and island topography, which produce a variety of microclimates throughout the island.

Age and Density. The productivity of macadamia nut orchards depends on several factors including, among others, the age of the trees, the number of trees planted per acre, soil condition, climate, rainfall and/or irrigation. The most significant characteristic affecting yields is maturity. The trees in a macadamia nut orchard generally begin to produce nuts at a commercially acceptable level at around nine years of age. Thereafter, nut yields increase gradually until the trees reach maturity at approximately 15 years of age, after which the nut yield remains relatively constant except for variances produced by rainfall, cultivation practices, pest infestation and disease.

Macadamia orchards normally reach peak production after fifteen to eighteen years of age. All of the 4,169 tree acres of macadamia orchards owned or leased by the Partnership are over twenty years of age. About 2% of trees are lost to various causes each year and are replaced.

Rainfall. Macadamia trees grow best in climates with substantial and evenly distributed rainfall (or equivalent irrigation) and in soil that provides good drainage. Inadequate rainfall can significantly reduce nut yields, while excessive rain without adequate drainage can impede healthy tree growth, promote the growth of harmful fungal diseases and produce mud holes that require repair of the orchard floor.

At Keaau, normal rainfall is adequate without irrigation, and the volcanic soil provides good drainage. However, short droughts and occasional flooding have occurred. At Mauna Kea, normal rainfall is adequate without irrigation and the volcanic soil provides adequate drainage. In the event of a very long drought, production at Keaau and Mauna Kea might be affected. At Ka’u, located on the drier side of the island, the rainfall averages are substantially less than at Keaau, particularly at the lower elevations. Approximately 652 acres at the lower elevations of Ka’u are irrigated to provide for additional water when required. Under extremely dry conditions at Ka’u, such as a prolonged drought, irrigation is not sufficient, and production will be adversely affected.

Orchards. The following table lists each of the orchards, the year acquired, tree acres, tenure, and lease rents:

Orchard	Acquired	Tree Acres	Tenure		Lease Expiration	Min. Rent per Annum

Keaau I	June 1986	1467	Fee simple
Ka’u I	June 1986	456	Fee simple
”	June 1986	500	Leasehold	(1)	2019	$25,000
Ka’u Green Shoe I	Dec. 1986	266	Leasehold	(1)	2019	$5,586
Keaau II	Oct. 1989	220	Fee simple
Ka’u II	Oct. 1989	327	Leasehold	(2)	2034	$23,544
”	Oct. 1989	175	Leasehold	(1)	2028	$17,314
”	Oct. 1989	26	Leasehold	(3)	2029	$2,041
”	Oct. 1989	186	Leasehold	(1)	2031	$18,585
Mauna Kea	Oct. 1989	326	Leasehold	(2)	2034	$23,508
Keaau Lot 10	Sept. 1991	78	Fee simple
Ka’u O	May 2000	142	Leasehold	(1)	2045	$10,224
Total acres		4169

(1)                                  Lease of land only; trees may be removed at termination of lease.

(2)                                  Lease of land only; lessor may purchase trees from lessee at any time after June 30, 2019.

(3)                                  Lease of land; trees revert to lessor upon termination of lease.

For certain additional information concerning farming leases, see Item 13, page 47.

In addition to the minimum annual lease payment amount, all the leases require the Partnership to pay various expenses with respect to the leased premises as well as an additional rental payment based on the market price per pound of macadamia nuts sold in Hawaii.

With respect to the Ka’u Green Shoe I Orchard, the lease requires the Partnership to pay KACI, the seller and lessor, additional rent equal to 100% of any year’s cash flow generated by such orchard in excess of a target level of $507,000 until the aggregate amount paid equals 150% of the aggregate amount of the stabilization payments previously received by the Partnership. Thereafter, the Partnership is required, with respect to any year prior to the expiration of the lease, to pay as additional rent, 50% of the cash flow generated by such orchard for such year in excess of a target level of $507,000 of cash flow. For additional information, see “Stabilization Payments” on page 5.

ITEM 3. LEGAL PROCEEDINGS AND SETTLEMENT

As reported on August 13, 2004, in the Quarterly Report on Form 10-Q of ML Macadamia Orchards, L.P. (the “Partnership”) for its fiscal quarter ended June 30, 2004, the Partnership and several independent growers filed suit against Mauna Loa Macadamia Nut Corporation in the Circuit Court of the Third Judicial Circuit of the State of Hawaii in Hilo, alleging that the proposed acquisition by Mauna Loa Macadamia Nut Corporation (“Mauna Loa”) of the assets of Mauna Loa’s major competitor, Mac Farms of Hawaii, LLC (“Mac Farms”), would give Mauna Loa a monopoly over the supply and processing of wet-in-shell macadamia nuts on the Island of Hawaii, which in turn would give Mauna Loa monopoly power over the growers and other processors on the Island of Hawaii and consumers of macadamia nuts in Hawaii and on the mainland United States. Hamakua Macadamia Nut Company, Inc. (“Hamakua”) subsequently filed its own lawsuit against Mauna Loa, which was then consolidated with the Partnership’s case.

On October 1, 2004, the Partnership, the independent growers and Hamakua entered into an agreement with Mauna Loa whereby Mauna Loa terminated its agreement to acquire the assets of Mac Farms, and the Partnership, the independent growers and Hamakua caused their lawsuits to be dismissed.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted during the fourth quarter of the fiscal year covered by this report to a vote of security holders.

PART II

ITEM 5. MARKET FOR REGISTRANT’S CLASS A UNITS AND RELATED UNITHOLDER MATTERS

The Partnership’s Class A Depositary Units are listed for trading on the New York Stock Exchange (symbol = NUT). There were 1,096 registered holders of Class A Depositary Units on December 31, 2005.

Distributions declared and high and low sales prices of the Class A Depositary Units, based on New York Stock Exchange daily composite transactions, are shown in the table below:

		Distribution	High	Low

2005:	4th Quarter	$0.050	6.09	5.60
	3rd Quarter	0.050	6.19	5.30
	2nd Quarter	0.050	6.19	5.45
	1st Quarter	0.050	6.26	5.45

2004:	4th Quarter	$0.050	6.00	3.80
	3rd Quarter	0.050	4.39	3.80
	2nd Quarter	0.050	4.77	3.85
	1st Quarter	0.050	4.75	3.51

Restrictions on Cash Distributions

In connection with the Partnership’s Credit Agreement with American AgCredit Capital Markets, cash distributions to partners are restricted unless the Partnership is in compliance with specified terms and conditions of the Credit Agreement, including restrictions on further indebtedness, sales of assets, and maintenance of certain financial ratios. The Partnership was in compliance with the terms and conditions of the Credit Agreement at December 31, 2004 except for its debt coverage ratio. The lender has provided a waiver to the loan covenants for this ratio for the fourth quarter 2004. Had the lender not waived the restriction the Partnership would have been restricted in its ability to pay distributions to the limited partners. The Partnership was in compliance with the terms and conditions of the Credit Agreement at December 31, 2005.

ITEM 6. SELECTED FINANCIAL DATA

(In thousands, except per pound and per unit data)

	2005	2004	2003	2002	2001
Financial:
Total revenue	$17,378	$13,665	$15,426	$14,556	$16,893
Net cash provided by operating activities (1)	1,913	368	2,262	2,166	2,237
Income (loss) before taxes	900	(1,644)	111	(447)	1,112
Net income (loss)	771	(1,649)	69	(480)	1,010
Distributions declared	1,500	1,515	1,212	1,515	1,515
Total working capital	3,429	2,931	4,165	3,220	3,183
Total assets	58,046	58,438	60,069	61,803	65,329
Long-term debt, non current	1,600	2,034	2,468	2,920	3,402
Total partners’ capital	49,389	50,542	53,706	54,849	56,844
Class A limited partners’ capital	49,308	50,037	53,169	54,300	56,275
Net cash flow (2)	2,501	466	2,157	1,592	3,093

Operations:
Acres harvested	4,169	4,169	4,169	4,169	4,169
Macadamia nuts harvested (lbs.) (3)	21,707	18,933	21,196	21,404	23,013
Net price $/lb. (3)(4)	$0.5550	$0.4972	$0.4857	$0.4748	$0.4830

Per Class A Unit (5):
Net income (loss)	0.10	(0.22)	0.01	(0.06)	0.13
Net cash flow (2)	0.33	0.06	0.28	0.21	0.41
Distributions	0.20	0.20	0.16	0.20	0.20
Partners’ capital	6.57	6.67	7.09	7.24	7.50

(1)          See “Statements of Cash Flows” in the financial statements for method of calculation.

(2)          See Footnote 5 in the notes to financial statements for method of calculation.

(3)          Wet-in-shell at 25% moisture.

(4)          Weighted average for all orchards.

(5)          7,500,000 Class A Units were issued and outstanding for all periods presented.

Contractual obligations for the Partnership are detailed in the following:

		Payments Due by Period
Contractual Obligations	Total	Less Than 1 Year	1-3 Years	3-5 Years	More Than 5 Years
Long-Term Debt	$2,000,000	$400,000	$800,000	$800,000	$—
Capital Lease Obligations	34,000	34,000	—	—	—
Operating Leases	3,809,000	375,000	601,000	330,000	2,503,000
Purchase Obligations	—	—	—	—	—
Other Long-Term Liabilities off The Registrant’s Balance Sheet under GAAP	—	—	—	—	—
Total	$5,843,000	$809,000	$1,401,000	$1,130,000	$2,503,000

ITEM 7.        MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This discussion should be read in conjunction with the financial statements and the related notes included elsewhere in this report.

Results of operations – 2005, 2004, 2003

Owned-Orchard Segment - Production and Yields

Production and yield data for the eight orchards are summarized below (expressed in wet-in-shell pounds at 25% moisture):

			2005	Average Yield per Acre
Orchard	Acquired	Acreage	Production	2005	2004	2003
Keaau I	June 1986	1,467	5,799,491	3,953	3,880	4,271
Keaau II	Oct. 1989	220	606,790	2,758	2,729	2,862
Keaau Lot 10	Sept. 1991	78	247,110	3,168	3,221	3,255
Ka’u I	June 1986	956	7,598,092	7,948	5,353	5,886
Ka’u Green Shoe I	Dec. 1986	266	1,702,137	6,399	6,632	7,619
Ka’u II	Oct. 1989	714	3,539,295	4,957	5,067	5,504
Ka’u O	May 2000	142	803,036	5,655	4,464	5,252
Mauna Kea	Oct. 1989	326	1,410,597	4,327	3,851	5,271
Totals (except yields which are averages)		4,169	21,706,548	5,207	4,541	5,084

Production for the orchards purchased in 1989 and 2000 is net of unusable nuts, as stated in their respective nut purchase agreements. Production for the orchards purchased in 1986 and 1991 includes all nuts delivered. The nut purchase contracts for the 1986 orchards require the purchaser, Mauna Loa Macadamia Nut Corporation (“Mauna Loa”), to purchase all of the nuts delivered from these orchards. The 1991 contract, renegotiated this year, allows for a set price within a range of unusable of 10% to 13%. The Partnership reports on a calendar year basis, though the natural crop year generally begins in August and runs through April.

Production in 2005 was 14.6% greater than 2004 and 2.4% greater than 2003. Production in 2004 was 10.7% lower than 2003 and 11.5% lower than 2002. Significant factors affecting the crop were as follows:

1. The drought in the Ka’u orchards in 2003 affected the nut set, development and production for the spring of 2004.

2. The above average rainfall in the Keaau and Mauna Kea orchards negatively impacted the pollination and nut set in 2004.

3. The Ka’u region recorded above average rainfall in 2004. The rainfall replenished the soil moisture and improved yields in the region for the spring of 2005.

4. The maturation of the crop was delayed by the weather conditions which resulted in less production in the fall of 2004 and improved yields in the spring of 2005.

5. The Ka’u region recorded below average rainfall in 2005. The shortfall during the early spring to fall is expected to reduce yields in the spring of 2006. Above average rainfall November 2005 to February 2006 is expected to have a positive effect on the fall 2006 production.

6. A late and abbreviated flower season in the Keaau and Mauna Kea regions resulted in lower production in the fall of 2005. The spring 2006 production is expected to be comparable to the production in the spring of 2005.

The Ka’u Green Shoe I orchard and the Mauna Kea orchard are fully mature. As a result, the yields from these orchards are expected to produce on average with the Partnership’s mature orchards. At full maturity under favorable growing conditions, a macadamia orchard can produce between 4,500 and 7,500 WIS pounds of macadamia nuts per acre each year at Ka’u and between 2,500 and 6,000 WIS pounds of macadamia nuts per acre each year at Keaau. All the trees have reached full maturity in the Mauna Kea area and it is expected that production will approximate Keaau levels.

Owned-Orchard Segment - Nut Revenue

Macadamia nut revenues depend on the number of producing acres, yields per acre and the nut purchase price. The impact of these factors is summarized in the following table:

				2005	2004
				vs	vs
	2005	2004	2003	2004	2003
Trees acres harvested	4,169	4,169	4,169	—	—
Average yield (WIS lbs./acre)	5,207	4,541	5,084	+15%	-11%
Nuts harvested (000’s WIS lbs.)	21,707	18,933	21,196	+15%	-11%
Nut price ($/WIS lbs. @ 25%)	0.5550	0.4972	0.4857	+12%	+2%
Gross nut sales ($000)	$12,048	$9,414	$10,295	+28%	-9%
Prior year nut price settlement	576	—	14
2003 early harvest settlement	—	—	150
2004 Mac Farms settlement	60	—	—
Recorded nut sales ($000s)	$12,684	$9,414	$10,459

Under three of the nut purchase contracts with Mauna Loa, the price for nuts delivered is based 50% on the two-year trailing average of USDA published macadamia nut prices and 50% on a “netback component”. The netback component is determined by subtracting from Mauna Loa’s gross revenues from the sale of macadamia products (i) allocable processing, packaging, marketing, selling and advertising costs and (ii) a 20% capital charge on the difference between those aggregate gross revenues and aggregate allocable costs.

In mid-December 2004, Mauna Loa notified the Partnership that it would be unable to accept deliveries over a five-day period during the height of the harvest season. The Partnership advised Mauna Loa that this was unacceptable for both financial and operational reasons and arrangements would be made to deliver the nuts to another processor. After alternative deliveries had been committed to, Mauna Loa notified the Partnership that it was willing to accept delivery. As a result of the alternative commitment, the Partnership delivered approximately 240,000 pounds of nuts to Mac Farms of Hawaii at a price of 93 cents per pound over a two-day period. In late December, Mauna Loa notified the Partnership that it intended to deduct $118,000 from future nut payments as damages. The Partnership notified Mauna Loa that the deduction was a violation of our various contracts and the Partnership would consider termination of the contracts if such deduction were made. Mauna Loa has since withdrawn their notice of deduction, but the Partnership reserved $118,000 in 2004. A settlement was reached with Mauna Loa whereby the Partnership paid Mauna Loa approximately $58,000. As a result the Partnership recorded $60,000 of nut revenue in 2005 from the 2004 reserve.

The following table sets forth the manner in which the nut purchase price per pound was determined for 2005, 2004 and 2003 ($/lb.):

	2005	2004	2003
USDA price - two years prior (a)	0.5391	0.5666	0.5601
USDA price - one year prior (a)	0.5769	0.5391	0.5666
USDA price - two year trailing average	0.5580	0.5528	0.5634

Gross revenues	2.1093	1.3929	1.4346
Less allocable processing, packaging, marketing, sales and advertising costs	1.4268	0.8515	0.9400
Less 20% capital charge	0.1365	0.1083	0.0996
Net-back component	0.5460	0.4331	0.3950

USDA price - two year trailing average	0.5580	0.5528	0.5634
Net-back component	0.5460	0.4331	0.3950
Average of USDA two year trailing average price and net-back component	0.5520	0.4929	0.4792
Plus Hawaii general excise tax (0.5%)	0.0028	0.0025	0.0024
Net purchase price (b) (c) (d) (e)	0.5548	0.4954	0.4816

(a)          Mauna Loa’s own purchases comprise a substantial portion of nut purchases reported to the USDA. Therefore, the USDA price component of the purchase price is, to a substantial degree, the average price that Mauna Loa has paid to purchase macadamia nuts from the Partnership and from third parties during the previous two years.

(b)         The nut purchase price for the 1986 and 1989 orchards was the same for 1999 and all previous years. With the change of ownership of Mauna Loa in 2000, a quality conversion factor in the nut purchase contracts was initiated. The effect was to cause a slightly different price of $0.4808 for the 1989 orchards in 2003, $0.4951 in 2004 and $0.5542 in 2005. An early harvest round was requested by Mauna Loa in 2003 resulting in a payment of $150,000 over the contract price. With this payment the 2003 price was $0.4883.

(c)          The nut purchase contract covering nut production from the 78 acre Keaau Lot 10 orchard acquired in September 1991 defines the “two-year trailing average” provision slightly differently from the 1986 and 1989 nut purchase contracts, and thus results in a different nut price. This was in affect for the first six months of 2003. A new contract was negotiated with a fixed price for all nuts with unusables in a range of 10% to 13%. The nut price for this orchard was $0.6000 in 2005, $0.6000 in 2004, and $0.5923 in 2003. This orchard accounts for less than 2% of the Partnership’s macadamia nut production.

(d)         The nut purchase contract for the Ka’u O orchards purchased in May 2000 uses only the two-year trailing USDA average to determine its nut price, which was $0.5610 in 2005, $0.5560 in 2004 and $0.5660 in 2003.

(e)          Mauna Loa has provided the final 2004 audited nut price to the Partnership resulting in an additional $576,000 paid in 2005.

(f)            Mauna Loa has not provided the final 2005 audited nut price to the Partnership. The Partnership has not completed its internal review of the nut price calculation.

The 2005 average nut price from all orchards increased 12% from 2004 before 2004 adjustments realized in 2005. If the 2004 nut price was adjusted by those adjustments the average nut price increase for 2005 compared to 2004 would be 5%. The 2004 average nut price from all orchards increased 3% from 2003. The USDA portion increased 1% in 2005, decreased 2% in 2004 and decreased 5% in 2003. The netback increased 26% in 2005 compared to 2004 and increased 10% in 2004 compared to 2003. The current netback price reflects the operating performance of Mauna Loa.

The USDA published price for the 2004-2005 crop year was $0.7018 per pound (WIS at 25% moisture), which is 22% higher than the 2003-2004 crop year of $0.5769, and 30% higher than the 2002-2003 price of $0.5391. The USDA two-year trailing average, which affects the Partnership’s 2006 nut price, will be $0.6394, a 15% increase over the 2005 two-year average.

Owned-Orchard Segment - Cost of Goods Sold

Agricultural unit costs depend on the operating expenses required to maintain the orchards and to harvest the crop as well as on the quantity of nuts actually harvested.

The Partnership’s unit costs (expressed in dollars per wet-in-shell pound at 25% moisture) are calculated by dividing all agricultural costs for each orchard (including lease rent, property tax, tree insurance and depreciation) by the number of pounds of macadamia nuts produced by that orchard and are summarized below ($/lb.):

		Cost per pound
Orchard	Acquired	2005	2004	2003
Keaau I	June 1986	0.5866	0.5767	0.5453
Keaau II	Oct. 1989	0.6501	0.5545	0.6179
Keaau Lot 10	Sept. 1991	0.3836	0.4491	0.3461
Ka’u I	June 1986	0.4289	0.5211	0.4611
Ka’u Green Shoe I	Dec. 1986	0.2769	0.3409	0.2533
Ka’u II	Oct. 1989	0.4112	0.3938	0.3822
Ka’u O	May 2000	0.3507	0.4226	0.3403
Mauna Kea	Oct. 1989	0.5984	0.7119	0.4976

All Orchards		0.4700	0.5062	0.4582

Cost of goods sold was $535,000 higher in 2005 than in 2004, and $255,000 lower in 2004 than in 2003, but the cost per pound was 7.2% lower in 2005 than 2004 and 2004 was 10.4% higher than 2003. The higher production costs in 2005 were the results of higher harvesting and husking costs because of more pounds handled. The lower production costs in 2004 were a result of lower harvesting and husking costs because of fewer pounds handled. The lower production costs in 2003 were the result of lower production costs in Ka’u and Mauna Kea.

Farming Segment - Farming Service Revenue

As a result of the acquisition of the farming operation in 2000, the Partnership acquired approximately 20 farming contracts to farm macadamia orchards owned by other growers. These contracts cover macadamia orchards in the same three locations on the island of Hawaii where the Partnership owns orchards. The farming contracts provide the Partnership to be reimbursed for all direct farming costs (cultivation, irrigation and harvesting), collect a pro-rata share of indirect costs and overheads, and charge a management fee. The management fee is based on the number of acres farmed or on a percentage of total costs billed. Revenues from farming services were $4.7 million in 2005, $4.3 million in 2004, and $5.0 million for 2003. The 2005 farming service revenues were less than anticipated because of a windstorm which destroyed a large percentage of trees in three contract orchards. The 2004 farming service revenues were less that expected because of the late drop of nuts in the fall crop. The 2003 farming service revenues were greater than anticipated because of the timing of harvesting. Three farming service contracts terminated on December 31, 2005 which reduces the number of farming service contracts to about seventeen totaling about 2,040 acres. The farming service revenue in 2005 for these three contracts was about $492,000 with management fees of about $70,000.

Farming Segment - Cost of Services Sold

The cost of services sold relating to the farming contracts was $4.3 million in 2005, $3.9 million in 2004 and $4.5 million for 2003. These costs were all reimbursed to the Partnership.

General and Administrative Costs

General and administrative expenses are comprised of accounting and reporting costs, reimbursements to the Managing Partner for directors’ fees, office expenses and liability insurance, and the management fee. In addition, general and administrative costs are also incurred in connection with the farming operations. Previous to the May 2000 acquisition, general and administration costs relating to the Partnership’s orchards were included in the Partnership’s farming expenses.

General and administrative costs for 2005 were $48,000 lower than for 2004, which is attributed to lower legal costs, offset by higher costs associated with Sarbanes Oxley preparation, accounting and orchard operations. Total general and administrative costs for 2004 were $482,000 higher than 2003, which is attributed to higher legal costs. In 2004 legal costs of $464,000 were related to the lawsuit, initiated and settled, to prevent Mauna Loa from acquiring MacFarms of Hawaii, LLC.

A management fee based on Partnership cash flow is payable annually to the Managing Partner. The amount paid was $9,000 in 2004, $44,000 in 2003. There was no management fee in 2005 as the Partnership acquired MLR, the managing partner and the fees are eliminated in consolidation.

Interest Income and Expense

The Partnership recorded interest expense of $237,000 in 2005, $182,000 in 2004, and $203,000 in 2003. This was due to (1) the long-term loan used to acquire the farming operations, (2) the assumption of several capitalized equipment leases, and (3) interest expense on a revolving line of credit.

The Partnership funds its working capital needs through funds on hand and, when needed, from short-term borrowings, generating interest expense in the process. Net interest income or expense, therefore, is partly a function of any balance carried over from the prior year, the amount and timing of cash generated and distributions paid to investors in the current year, as well as the current level of interest rates. Interest was earned in the amount of $5,000 in 2005, $11,000 in 2004 and $12,000 in 2003.

Other income of $151,000 was recorded in 2005 of which $147,000 was from crop insurance. Other income of $32,000 was recorded in 2004 from crop insurance. Other income of $260,000 was recorded in 2003 with $206,000 from crop insurance and $40,000 from the settlement of a written off receivable.

Inflation and Taxes

In general, prices paid to macadamia nut farmers fluctuate independently of inflation. Macadamia nut prices are influenced strongly by prices for finished macadamia products, which depend on competition and consumer acceptance. Farming costs, particularly labor and materials, and general and administrative costs do generally reflect inflationary trends.

The Partnership is subject to a gross income tax as a result of its election to continue to be taxed as a partnership rather than to be taxed as a corporation, as allowed by the Taxpayer Relief Act of 1997. This tax is calculated at 3.5% on partnership gross income (net revenues less cost of goods sold) beginning in 1998. The gross income tax was $129,000 in 2005, $5,000 in 2004, and $42,000 in 2003.

Liquidity and Capital Resources

Net cash provided by operations was $1.9 million in 2005 an increase of approximately $1.6 million compared to 2004. Net cash provided by operations was $368,000 in 2004 a decrease of approximately $2.0 million compared to 2003. Net cash provided by operations was $2.3 million in 2003.

At December 31, 2005 the Partnership’s working capital was $3.4 million and it current ratio was 1.59 to 1, compared to $2.9 million and 1.63 to 1 in 2004. In 2004 the Partnership’s working capital was $2.9 million and its current ratio was 1.63 to 1, compared to $4.2 million and 2.55 to 1 in 2003. In 2005 the increase in working capital compared to 2004 was result of higher revenue and lower general and administrative costs. In 2004 the decrease in working capital compared to 2003 was a result of lower revenue and higher general and administrative costs. In 2003 the increase in working capital compared to 2002 was a result of higher revenue, higher interest and other income, lower general and administrative costs, and lower interest costs.

The Partnership was in compliance with the terms and conditions of the Credit Agreement at December 31, 2004 except for its Debt Coverage Ratio. The lender has provided a waiver to the loan covenants for the fourth quarter 2004. The Partnership was in compliance with the terms and conditions of the Credit Agreement at December 31, 2005.

Capital expenditures in 2005, 2004 and 2003 were $83,000, $172,000 and $20,000, respectively. The increase in 2005 was the result of computer purchases and modifications to farming equipment. The increase in 2004 was the result of purchases by the Partnership of expiring leases. Capital expenditures planned for 2006 are less than $500,000 and are expected to be financed by way of new equipment leases, either capital or operating leases.

Macadamia nut farming is seasonal, with production peaking late in the fall. However, farming operations continue year round. As a result, additional working capital is required for much of the year. The Partnership meets its working capital needs with cash on hand, and when necessary, through short-term borrowings under a $5.0 million revolving line of credit. The line of credit was obtained on May 2, 2000 and expires May 1, 2008. At December 31, 2005 the Partnership had a cash balance of $378,000 and line of credit drawings outstanding of $2,900,000. At December 31, 2004 the Partnership had a cash balance of $196,000 and line of credit drawings outstanding of $2,200,000. The cash balance was $36,000 at the end of 2003, and the line of credit drawings were $400,000 at December 31, 2003.

It is the opinion of management that the Partnership has adequate cash on hand and borrowing capacity available to meet anticipated working capital needs for operations as presently conducted. However, with the September 2000 sale of Mauna Loa, the managing partner no longer has control over the timing of nut payments to the Partnership. The nut purchase contracts require Mauna Loa to make nut payments 30 days after the end of each quarter. During certain parts of the year, if payments are not received, as the contracts require, available cash resources could be depleted.

Critical Accounting Policies and Estimates

Management has identified the following critical accounting policies that affect the Partnership’s more significant judgments and estimates used in the preparation of the Partnership’s financial statements. The preparation of the Partnership’s financial statements in conformity with accounting principles generally accepted in the United States of America requires the Partnership’s management to make estimates and judgments that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. On an on-going basis, management evaluates those estimates, including those related to asset impairment, accruals for self-insurance, compensation and related benefits, revenue recognition, allowance for doubtful accounts, contingencies and litigation. The Partnership states these accounting policies in the notes to the financial statements and in relevant sections in this discussion and analysis. These estimates are based on the information that is currently available to the Partnership and on various other assumptions that management believes to be reasonable under the circumstances. Actual results could vary from those estimates.

The Partnership believes that the following critical accounting policies affect significant judgments and estimates used in the preparation of it financial statements:

The Partnership maintains an allowance for doubtful accounts for estimated losses resulting from the failure of its customers to make required payments, which results in bad debt expense. Management determines the adequacy of this allowance by continually evaluating individual customer receivables, considering the customer’s financial condition, credit history and current economic conditions. If the financial condition of customers were to deteriorate, or if a customer refuses to pay or disputes any such payment, additional allowances may be required.

The Partnership maintains an accrual for workers compensation claims to the extent that the Partnership’s current insurance policies will not cover such claims. This accrual is included in other accrued liabilities in the accompanying balance sheet. Management determines the adequacy of the accrual by periodically evaluating the historical experience and projected trends related to outstanding and potential workers compensation claims. If such information indicates that the accrual is over or understated, the Partnership will adjust the assumptions utilized in the methodologies and reduce or provide for additional accrual as appropriate.

Retirement Benefits:  The Partnership sponsors a non-contributory defined benefit pension plan for union employees. Several statistical and other factors which attempt to anticipate future events are used in calculating the expense and liabilities related to this plan. These factors include assumptions about the discount rate, expected return on plan assets, withdrawal and mortality rates and the rate of increase in compensation levels. The actuarial assumptions used by the Partnership may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter mortality of participants. These differences may impact the amount of retirement benefit expense recorded by the Partnership in future periods.

The Partnership reviews long-lived assets held and used, or held for sale for impairment annually or whenever events or circumstances indicate that the carrying amount of an asset may not be recoverable.

If an evaluation is required, the estimated undiscounted future cash flows associated with the asset are compared to the asset’s carrying amount to determine if an impairment charge is required. All long-lived assets for which management has committed to a plan of disposal are reported at the lower of carrying amount or fair value. Changes in projected cash flows generated by an asset based on new events or circumstances may indicate a change in fair value and require a new evaluation of recoverability of the asset.

Legal Proceedings

As reported on August 13, 2004, in the Quarterly Report on Form 10-Q of ML Macadamia Orchards, L.P. (the “Partnership”) for its fiscal quarter ended June 30, 2004, the Partnership and several independent growers filed suit against Mauna Loa Macadamia Nut Corporation in the Circuit Court of the Third Judicial Circuit of the State of Hawaii in Hilo, alleging that the proposed acquisition by Mauna Loa Macadamia Nut Corporation (“Mauna Loa”) of the assets of Mauna Loa’s major competitor, Mac Farms of Hawaii, LLC (“Mac Farms”), would give Mauna Loa a monopoly over the supply and processing of wet-in-shell macadamia nuts on the Island of Hawaii, which in turn would give Mauna Loa monopoly power over the growers and other processors on the Island of Hawaii and consumers of macadamia nuts in Hawaii and on the mainland United States. Hamakua Macadamia Nut Company, Inc. (“Hamakua”) subsequently filed its own lawsuit against Mauna Loa, which was then consolidated with the Partnership’s case.

On October 1, 2004, the Partnership, the independent growers and Hamakua entered into an agreement with Mauna Loa whereby Mauna Loa terminated its agreement to acquire the assets of Mac Farms, and the Partnership, the independent growers and Hamakua caused their lawsuits to be dismissed.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Partnership is exposed to market risks resulting from changes in interest rates. The interest rates on the Partnership’s Credit Agreement, which are based on LIBOR (Farm Credit Discount Note Rate and the Farm Credit Medium Term Note Rate), are adjusted periodically based on the Partnership’s election to fix interest rates for periods ranging from between three months and five years. As of December 31, 2005, a one percent increase or decrease in the applicable rate under the Credit agreement will result in an interest expense fluctuation of approximately $16,000.

ITEM 8. CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

ML Macadamia Orchards, L.P.

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, partners’ capital, and cash flows, present fairly, in all material respects, the financial position of ML Macadamia Orchards, L.P. and its subsidiary at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Honolulu, Hawaii

March 10, 2006

ML Macadamia Orchards, L.P.

Consolidated Balance Sheets

(in thousands)

	December 31,
	2005	2004
Assets
Current assets
Cash and cash equivalents	$378	$196
Accounts receivable	8,433	7,092
Inventory of farming supplies	270	145
Other current assets	178	153
Total current assets	9,259	7,586
Land, orchards and equipment, net	48,722	50,810
Intangible assets, net	65	42
Total assets	$58,046	$58,438

Liabilities and partners’ capital
Current liabilities
Current portion of long-term debt	$434	$435
Short-term borrowings	2,900	2,200
Accounts payable	770	738
Cash distributions payable	375	379
Accrued payroll and benefits	935	873
Other current liabilities	416	30
Total current liabilities	5,830	4,655
Long-term debt	1,600	2,034
Deferred income tax liability	1,227	1,207
Total liabilities	8,657	7,896
Commitments and contingencies
Partners’ capital
General partner	81	505
Class A limited partners, no par or assigned value, 7,500 units issued and outstanding	49,308	50,037
Total partners’ capital	49,389	50,542
Total liabilities and partners’ capital	$58,046	$58,438

See accompanying notes to consolidated financial statements.

ML Macadamia Orchards, L.P.

Consolidated Income Statements

(in thousands, except per unit data)

	2005	2004	2003
Macadamia nut sales	$12,684	$9,414	$10,459
Contract farming revenue	4,694	4,251	4,967
Total revenues	17,378	13,665	15,426
Cost of goods and services sold
Costs of macadamia nut sales	10,202	9,667	9,712
Costs of contract farming services	4,274	3,860	4,511
Total cost of goods and services sold	14,476	13,527	14,223
Gross income	2,902	138	1,203
General and administrative expenses
Costs expensed under management agreement with related party	—	177	204
Legal fees paid to related party	32	495	33
Other	1,563	971	924
Total general and administrative expenses	1,595	1,643	1,161
Extinguishment of management agreement	(326)	—	—
Operating income (loss)	981	(1,505)	42
Interest expense	(237)	(182)	(203)
Interest income	5	11	12
Other income	151	32	260
Income (loss) before tax	900	(1,644)	111
Income tax expense	(129)	(5)	(42)
Net income (loss)	$771	$(1,649)	$69

Net cash flow (as defined in the Partnership Agreement)	$2,501	$466	$2,157

Net income (loss) per Class A Unit	$0.10	$(0.22)	$0.01

Net cash flow per Class A Unit (as defined in the Partnership Agreement)	$0.33	$0.06	$0.28

Cash distributions per Class A Unit	$0.20	$0.20	$0.16

Class A Units outstanding	7,500	7,500	7,500

See accompanying notes to consolidated financial statements.

ML Macadamia Orchards, L.P.

Consolidated Statements of Partners’ Capital

(in thousands)

	2005	2004	2003

Partners’ capital at beginning of period:
General partner	$505	$537	$549
Class A limited partners	50,037	53,169	54,300
	50,542	53,706	54,849

Acquisition of ML Resources, Inc.	(424)	—	—
	(424)	53,706	54,849

Allocation of net income (loss):
General partner	—	(17)	1
Class A limited partners	771	(1,632)	68
	771	(1,649)	69

Cash distributions:
General partner	—	15	13
Class A limited partners	1,500	1,500	1,199
	1,500	1,515	1,212

Partners’ capital at end of period:
General partner	81	505	537
Class A limited partners	49,308	50,037	53,169
	$49,389	$50,542	$53,706

See accompanying notes to consolidated financial statements.

ML Macadamia Orchards, L.P.

Consolidated Statements of Cash Flows

(in thousands)

	2005	2004	2003
Cash flows from operating activities:
Cash received for goods and services	$16,795	$13,947	$15,433
Cash paid to suppliers and employees	(14,568)	(13,393)	(12,973)
Income tax paid	(82)	(15)	—
Interest received	5	11	5
Interest paid	(237)	(182)	(203)
Net cash provided by operating activities	1,913	368	2,262

Cash flows from investing activities:
Proceeds from sale of equipment	14	—	—
Capital expenditures	(83)	(172)	(20)
Net cash used in investing activities	(69)	(20)	(20)

Cash flows from financing activities:
Proceeds from drawings on line of credit	8,800	5,400	3,800
Repayment of long term debt	(400)	(400)	(400)
Repayment of line of credit	(8,100)	(3,600)	(4,200)
Loan cost	—	(20)	—
Acquisition of general partner’s units	(424)	—	—
Capital lease payments	(35)	(52)	(73)
Cash distributions paid	(1,503)	(1,364)	(1,364)
Net cash provided by (used in) financing activities	(1,662)	(36)	(2,237)

Net increase (decrease) in cash	182	160	5
Cash at beginning of period	196	36	31
Cash at end of period	$378	$196	$36

Reconciliation of net income (loss) to net cash provided by operating activities:
Net income (loss)	$771	$(1,649)	$69
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,165	2,571	2,563
Increase in accounts receivable	(1,341)	(566)	(869)
(Increase) decrease in inventories	(125)	(4)	17
(Increase) decrease in other current assets	(25)	(10)	48
Increase in other assets	(32)	(7)	—
Increase in accounts payable	32	245	93
Increase in accrued payroll	62	26	105
Increase (decrease) in current liabilities	386	(231)	240
Deferred income tax expense (credit)	20	(7)	(4)
Total adjustments	1,142	2,017	2,193
Net cash provided by operating activities	$1,913	$368	$2,262

Supplemental schedule of noncash financing activities
Distributions declared but not paid	$375	$379	$227

See accompanying notes to consolidated financial statements.

ML Macadamia Orchards, L.P.

Notes to Financial Statements

(1) OPERATIONS AND OWNERSHIP

ML Macadamia Orchards, L.P. (the “Partnership”) owns and farms 4,169 tree acres of macadamia orchards on the island of Hawaii. Once the nuts are harvested, the Partnership sells them to another entity, which processes and markets the finished products. The Partnership farms approximately 2,505 additional acres of macadamia orchards on Hawaii for other orchard owners.

The Partnership is owned 99% by limited partners and 1% by the managing general partner, ML Resources, Inc. (“MLR”). On January 6, 2005, the stock of ML Resources, Inc. was purchased by the Partnership for $750,000 in cash. The transaction was accounted for as an asset purchase as opposed to a business combination since MLR had no substantive operations and its principal purpose was to own and hold 75,757 general partner units of the Partnership. The acquisition of the general partner units held by MLR results in the Class A limited partners effectively owning 100% of the Partnership.

The purchase price was allocated between the acquired general partner units and the extinguishment of the management contract between MLR and the Partnership. The fair value of the general partner units at the date of acquisition was determined to be $424,000 which was recorded as a reduction in partners’ capital. The fair value of the general partner units was determined based on the quoted market value of Class A limited partner units. No discounts for lack of marketability or premiums for control preferences were applied in determining the fair value of the general partner units. The remaining $326,000 representing the extinguishment of the management contract was charged to expense.

As a result of the transaction, MLR’s operations have been included in the Partnership’s consolidated financial statements beginning with the first quarter of 2005.

Limited partner interests are represented by Class A Units, which are evidenced by depositary receipts that trade publicly and are listed on the New York Stock Exchange.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)          Cash and Cash Equivalents. Cash and cash equivalents include unrestricted demand deposits with banks and all highly liquid deposits with an original maturity of less than three months. The cash equivalents are not protected by federal deposit insurance.

(b)          Financial Instruments. The fair value of the line of credit and a portion of the long-term financial instruments is approximately the carrying value as they have variable interest rates. The remaining portion of the long-term financial instrument has a fixed rate and the fair value compared to carrying value is disclosed.

(c)          Consolidation. The consolidated financial statements include the accounts of the Partnership and for 2005, ML Resources, Inc. All significant intercompany balances and transactions, including management fees and distributions, have been eliminated.

(d)          Farming Costs. In accordance with industry practice in Hawaii, orchard maintenance and harvesting costs for commercially producing macadamia orchards are charged against earnings in the year that the costs are incurred.

(e)          Inventory. Supplies inventory is relieved on an average cost basis to cost of farming expense as used.

(f)            Land, Orchards and Equipment. Land, orchards and equipment are reported at cost, net of accumulated depreciation and amortization. Net farming costs for any “developing” orchards are capitalized on the balance sheet until revenues from that orchard exceed expenses for that orchard (or nine years after planting, if earlier).

Depreciation of orchards and other equipment is reported on a straight-line basis over the estimated useful lives of the assets (40 years for orchards and between 5 and 12 years for other equipment). A 5% residual value is assumed for orchards. The macadamia orchards acquired in 1986 situated on leased land are being amortized on a straight-line basis over the terms of the leases (approximately 33 years from the inception of the Partnership) with no residual value assumed. The macadamia orchards acquired in 1989 situated on leased land are being amortized on a straight-line basis over a 40 year period (the terms of these leases exceed 40 years) with no residual value assumed. For income tax reporting, depreciation is calculated under the straight line method over Alternative Depreciation System recovery periods.

Repairs and maintenance costs are expensed unless they exceed $5,000 and extend the useful life beyond the depreciable life.

(g)         Income Taxes. The accompanying income statements do not include a provision for corporate income taxes, as the income of the Partnership is not taxed directly; rather, the Partnership’s tax attributes are included in the individual tax returns of its partners. Neither the Partnership’s financial reporting income nor the cash distributions to unit holders can be used as a substitute for the detailed tax calculations which the Partnership must perform annually for its partners.

The Partnership is subject to a gross income tax as a result of its election to continue to be taxed as a partnership rather than to be taxed as a corporation, as allowed by the Taxpayer Relief Act of 1997. This tax is calculated at 3.5% on partnership gross income (net revenues less cost of goods sold) beginning in 1998.

Deferred tax liabilities are recognized for the future tax consequences attributable to differences between the financial reporting and tax reporting basis of assets and liabilities.

(f)            Revenue. Macadamia nut sales are recognized when nuts are delivered to the buyer. Contract farming revenue and administrative services revenues are recognized in the period that such services are provided.

(g)         Pension Benefit Costs. The actuarial method used for financial accounting purposes is the projected unit credit method.

(h)         Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)            Net Income Per Class A Unit. Net income per Class A Unit is calculated by dividing 100% of Partnership net income by the average number of Class A Units outstanding for the period.

(3) SEGMENT INFORMATION

The Partnership has two reportable segments, the owned-orchard segment and the farming segment, which are organized on the basis of revenues and assets. The owned-orchard segment derives its revenues from the sale of macadamia nuts grown in orchards owned or leased by the Partnership. The farming segment derives its revenues from the farming of macadamia orchards owned by other growers. It also farms those orchards owned by the Partnership.

Management evaluates the performance of each segment on the basis of operating income. The Partnership accounts for intersegment sales and transfers at cost and are eliminated in consolidation.

The Partnership’s reportable segments are distinct business enterprises that offer different products or services.

(1)  Revenues from the owned-orchard segment are subject to long-term nut purchase contracts and tend to vary from year to year due to changes in the calculated nut price per pound and pounds produced.

(a)  Nut Purchase Contracts. The Partnership is a party to five nut purchase contracts with Mauna Loa Macadamia Nut Corporation (“Mauna Loa”). The five nut purchase contracts cover all nuts produced by the orchards acquired in June 1986, December 1986, October 1989, September 1991, and May 2000 respectively. The first two contracts terminate December 31, 2006, while the third contract terminates June 30, 2019 and also provides for the exclusion of unusable nuts from those purchased by Mauna Loa. The first three contracts are identical in all other material respects. The fourth contract was acquired by assignment with the purchase of the September 1991 orchard and expired June 30, 2003. A new contract was negotiated and replaces the fourth contract with a termination date of December 31, 2006. The new fourth contract has a fixed nut price of $0.60 per wet in shell (WIS) @25% pound with adjustment if usable nuts deduction is less than 10% or greater than 13%. The fifth contract was acquired by assignment with the purchase of the May 2000 orchards and terminates December 31, 2006. The fifth contract is similar to the first three contracts and also provides for the exclusion of unusable nuts. The first three contracts use a pricing formula based 50% on a two-year trailing average of the macadamia nut price published annually by the U.S. Department of Agriculture (“USDA”) and 50% on Mauna Loa’s “netback component”. The netback component is calculated by subtracting Mauna Loa’s processing and marketing costs per pound and a “capital charge” of 20% from its nut revenues per pound. The fifth contract uses only the USDA two-year trailing average to determine its nut price. The nut price paid to the Partnership under the first two contracts was $0.4816 in 2003, $0.4954 in 2004, and $0.5548 in 2005. The average nut price paid to the Partnership under the third contract was $0.4789 in 2003, $0.4945 in 2004, and $0.5525 in 2005. The average nut price paid to the Partnership under the fourth nut price contract was $0.6000 for 2003, $0.6000 in 2004, and $0.6000 in 2005. The nut price paid to the Partnership under the fifth contract was $0.5660 for 2003, $0.5560 in 2004, and $0.5610 in 2005.

In 2005 the Partnership received payment for the difference between the 2004 audited nut price and estimated 2004 nut price in the amount of $576,000. Mauna Loa and the Partnership reached agreement of the nuts the Partnership delivered to Mac Farms of Hawaii in 2004, which was reserved for in 2004 in the amount of $118,000. The Partnership recorded $60,000 of nut revenue in 2005 from the 2004 reserve.

On December 16, 2004, a new nut purchase contract was signed with Hamakua Macadamia Nut Company (“Hamakua”) for the delivery of six million pounds, effective January 1, 2007. The contract provides for a minimum price of 79 cents per pounds and a maximum of 99 cents per pound. The pricing formula includes a fixed component of 85 cents and a second component based on Hamakua’s average selling price for bulk kernel. Refer to Exhibit 10.52 on page 57.

On January 5, 2006, a new nut purchase contract was signed with Purdyco International, Ltd. dba Island Princess for the delivery of approximately two million WIS pounds, effective January 1, 2007. The nut price will be determined every six months by mutual agreement based on prevailing market price for kernel from Hawaii and Australia. Refer to Exhibit 10.55 on page 57.

On January 6, 2006, a new nut purchase contract was signed with Mac Farms of Hawaii, LLC for the delivery of between four and one-half million and five and one-half million WIS pounds, effective January 1, 2007. The nut price will be determined every six months by mutual agreement based on prevailing market price for kernel from Hawaii and Australia. Refer to Exhibit 10.54 on page 57.

(b)  Husking Activities   Husking activities for the Keaau and Mauna Kea orchards are performed at Mauna Loa’s Keaau facility. The Partnership has exercised its option to continue leasing the husking facility from Mauna Loa through December 31, 2006. Reimbursements made to Mauna Loa were $522,000 in 2003, $440,000 in 2004, and $603,000 in 2005.

(c)  Stabilization Payments.   In December 1986, the Partnership acquired a 266-acre orchard that was several years younger than its other orchards. Because of the relative immaturity of the newer orchard, its productivity (and therefore its cash flow) was expected to be correspondingly lower for the first several years than for the other older orchards.

Accordingly, the seller of this orchard (KACI) agreed to make cash stabilization payments to the Partnership for each year through 1993 in which the cash flow (as defined) from this orchard fell short of a target cash flow level of $507,000. Stabilization payments for a given year were limited to the lesser of the amount of the shortfall or a maximum payment amount.

The Partnership accounted for the $1.2 million in stabilization payments (net of general excise tax) as a reduction in the cost basis of this orchard. As a result, the payments will be reflected in the Partnership’s net income ratably through 2019 as a reduction to depreciation for this orchard.

In return, the Partnership is obligated to pay KACI 100% of any year’s cash flow from this orchard in excess of the target cash flow as additional percentage rent until the aggregate amount of additional percentage rent equals 150% of the total amount of stabilization payments previously received. Thereafter, the Partnership is obligated to pay KACI 50% of this orchard’s cash flow in excess of the target cash flow as additional incentive rent. No additional rent was due in 2003, 2004, or 2005.

(d)  Cash Flow Warranty Payments. In October 1989, the Partnership acquired 1,040 acres of orchards that were several years younger on average than the Partnership’s other orchards. Their productivity (and therefore their cash flow) was expected to be lower for the first several years than for the Partnership’s older orchards.

Accordingly, the sellers of these orchards (subsidiaries of CBCL) agreed to make cash flow warranty payments to the Partnership for each year through 1994 in which the cash flow (as defined) from these orchards fell short of a cash flow target level. Warranty payments for any year were limited to the lesser of the amount of the shortfall or a maximum payment amount.

The Partnership accounted for the $13.8 million received in cash flow warranty payments as reductions in the cost basis of the orchards. As a result, these payments will be reflected in the Partnership’s net income ratably through 2030 as reductions to depreciation for these orchards.

(2)  The farming segment’s revenues are based on long-term farming contracts which generate a farming profit based on a percentage of farming cost or based on a fixed fee per acre and tend to be less variable than revenues from the owned-orchard segment.

The following is a summary of each reportable segment’s operating income and the segment’s assets as of and for the period ended December 31, 2005, 2004 and 2003.

Segment Reporting for the Year ended December 31, 2005 (in thousands)

	Owned Orchards	Contract Farming	Intersegment Elimination	Total

Revenues	$12,684	$12,131	$(7,437)	$17,378
Composition of Intersegment revenues	—	7,437	—	7,437
Operating income (loss)	377	604	—	981
Depreciation expense	1,949	216	—	2,165
Segment assets	52,206	5,840	—	58,046
Expenditures for property and equipment	51	32	—	83

Segment Reporting for the Year ended December 31, 2004 (in thousands)

	Owned Orchards	Contract Farming	Intersegment Elimination	Total

Revenues	$9,414	$9,502	$(5,251)	$13,665
Composition of Intersegment revenues	—	5,251	—	5,251
Operating income (loss)	(1,684)	179	—	(1,505)
Depreciation expense	1,671	900	—	2,571
Segment assets	52,984	5,454	—	58,438
Expenditures for property and equipment	76	96	—	172

Segment Reporting for the Year ended December 31, 2003 (in thousands)

	Owned Orchards	Contract Farming	Intersegment Elimination	Total

Revenues	$10,459	$10,778	$(5,811)	$15,426
Composition of Intersegment revenues	—	5,811	—	5,811
Operating income (loss)	(156)	198	—	42
Depreciation expense	1,644	919	—	2,563
Segment assets	55,070	4,999	—	60,069
Expenditures for property and equipment	—	20	—	20

(4) RELATED PARTY TRANSACTIONS

(a) Management Costs and Fee. On January 6, 2005 the Partnership purchased the stock of the managing partner MLR. As a result of the transaction, MLR’s operations have been included in the Partnership’s consolidated financial statements beginning with the first quarter of 2005. The Partnership Agreement provides the managing general partner reimbursement of administrative costs (which consist primarily of compensation costs, board of directors fees, insurance costs and office expenses) incurred under the agreement as well as a management fee equal to two percent of the Partnership’s operating cash flow (as defined) in 2003 and 2004. The management fee is eliminated in consolidation in 2005. Those reimbursable costs totaled $160,000 in 2003 and $168,000 in 2004. The managing general partner earned a management fee of $44,000 in 2003 and $9,000 in 2004.

In addition to a management fee, the managing general partner is entitled, under the existing Partnership Agreement, to receive an annual incentive fee equal to 0.5% of the aggregate fair market value (as defined) of the Class A Units for the preceding calendar year provided that net cash flow (as defined) for the preceding calendar year exceeds specified levels. The incentive fee would be eliminated in consolidation in 2005. No incentive fee was earned in 2003, 2004 or 2005.

(b) Legal Services. The Partnership paid $134,000, $495,000 and $33,000 in legal fees in 2005, 2004 and 2003, respectively. A Director of the Partnership is a former partner and currently of counsel to one of the law firms used by the Partnership. The Partnership paid said law firm $32,000 of the $134,000 in 2005, $495,000 in 2004 and $33,000 in 2003.

(c) Management Services Contract. The Partnership provides administrative services to D. Buyers Enterprises, LLC (“DBE”) for which it was compensated $98,000 in 2003, $104,000 in 2004 and $102,000 in 2005. DBE owned the stock of the Partnership’s general partner until January 2005.

(d) Office Lease. Since September 2001, the Partnership has leased approximately 4000 square feet of office space in Hilo for its accounting staff from DBE, which was the owner of the General Partner until January 2005. The lease amount was $90,000 in 2005, 2004 and 2003.

(5) CASH FLOW PERFORMANCE

Cash flow performance (based on definitions used in the Partnership Agreement) for the past three years is shown below (000’s):

	2005	2004	2003
Gross revenues	$17,534	$13,708	$15,698
Less:
Farming costs	12,311	10,951	11,618
Administrative costs	1,595	1,643	1,161
Extinguishment of management agreement	326	—	—
Income tax	129	5	42
Payments of principal and interest	672	634	676
Operating cash flow	2,501	475	2,201
Less:
Management fee	0	9	44
Net cash flow (as defined in the Partnership Agreement)	$2,501	$466	$2,157

This cash flow measure is used to determine the management fee paid annually to the general partner and forms the basis of distributable cash per unit. No management fee is recorded in 2005 as the Partnership purchased the stock of the managing partner MLR in January 2005 and the management fee is eliminated in consolidation.

(6) LAND, ORCHARDS AND EQUIPMENT

Land, orchards and equipment, stated at cost, consisted of the following at December 31, 2005 and 2004 (000’s):

	2005	2004
Land	$8,168	$8,168
Improvements	1,074	1,074
Machinery and equipment	5,107	5,156
Irrigation well and equipment	1,155	1,155
Producing orchards	67,267	67,267
Capital leases	161	161
Land, orchards and equipment (gross)	82,932	82,981
Less accumulated depreciation and amortization	34,210	32,171

Land, orchards and equipment (net)	$48,722	$50,810

The Partnership’s interest in trees situated on certain leased macadamia orchard properties are subject to repurchase at the option of the lessors. Such repurchase options grant the lessors the right to purchase all or a portion of these trees after June 30, 2019, at fair market value, as defined in the respective farming lease agreements. If the repurchase options are not exercised prior to expiration of the lease agreements and the lessors do not offer to extend the lease agreements at the then current market lease rates, the lessors are required to repurchase these trees at fair market value at lease expiration. The lessors will be released from their repurchase obligation in the event that the Partnership declines to accept an extension offer from the lessors at fair market lease rates.

(7) SHORT-TERM AND LONG-TERM CREDIT

At December 31, 2005 and 2004, the Partnership’s long-term debt comprises (000’s):

	2005	2004
Term debt	$2,000	$2,400
Other	34	69
	2,034	2,469
Current portion	434	435
	$1,600	$2,034

On May 2, 2000 the Partnership entered into a new credit agreement with Pacific Coast Farm Credit Services, ACA (currently American AgCredit Capital Markets) comprised of a $5 million revolving line of credit and a $4 million promissory note.

The line of credit expires on May 1, 2008. Drawings on the line of credit bear interest at the prime lending rate. From and after the first anniversary date, the Partnership is required to pay a facility fee of 0.30% to 0.375% per annum, depending on certain financial ratios on the daily unused portion of credit. The Partnership, at its option, may make prepayments without penalty.

Drawings outstanding on the line of credit at December 31, 2005 amounted to $2,900,000, with interest at 7.50% and drawings outstanding at December 31, 2004 amounted to $2,200,000, with interest at 5.25%.

At December 31, 2005, the outstanding balance on the promissory note amounted to $2.0 million. The note is scheduled to mature in 2010 and bears interest at rates ranging from 6.37% to 7.77%. Principal payments are due annually on May 2 in the amount of $400,000.

The estimated fair values of the Partnership’s financial instrument has been determined by estimated market price of 6.75% using a life equal to that remaining on the current financial instrument. The Partnership has not considered the lender fees in determining the estimated fair value.

The estimated fair values of the Partnership’s financial instrument are as follows (000’s):

	2005		2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term debt	$1,150	$1,004	$1,350	$1,127

Of the total $2.0 million in 2005 and $2.4 million in 2004 the long–term debt of $850,000 and $1,050,000 in 2005 and 2004, respectively have short - term fixed rates that approximate fair value. The $1,150,000 and $1,350,000 in 2005 and 2004, respectively, have interest rates that are fixed over the remaining life of the debt.

Both the revolving credit loan and the term debt are collateralized by all personal property assets of the Partnership. The credit agreement contains certain restrictions associated with partner distributions, further indebtedness, sales of assets, and maintenance of certain financial minimums. Significant restrictive financial covenants consist of the following:

1.               Minimum working capital of $2.5 million.

2.               Minimum current ratio of 1.5 to 1.

3.               Cumulative cash distributions beginning January 1, 2000 cannot exceed the total of cumulative net cash flow beginning January 1, 2004 plus a base amount of $3.3 million.

4.               Minimum tangible net worth of $49.9 million (reduced by the amount of allowed cash distributions over net income).

5.               Maximum ratio of funded debt to capitalization of 20%.

6.               Minimum debt coverage ratio of 2.5 to 1.

At December 31, 2005, the Partnership’s working capital was $3.4 million and its current ratio 1.59 to 1. The Partnership was in compliance with all covenants of the Credit Agreement at December 31, 2004 except the debt coverage ratio which was waived by the lender for the fourth quarter 2004. Had the lender not waived the restriction the Partnership would have been restricted in its ability to pay distributions to the limited partners. The Partnership was in compliance with all covenants of the Credit Agreement at December 31, 2005.

Capital and Operating Leases. The Partnership has capital and operating leases for equipment and operating leases for land. The capital and operating leases for equipment are four to five year leases.

Land Leases. The partnership leases the land underlying 1,948 acres of its orchards under long-term operating leases which expire through dates ending 2045. Operating leases provide for changes in minimum rent based on fair value at certain points in time. Each of the land leases provides for additional lease payments based on USDA-reported macadamia nut price levels. Those contingent lease payments totaled $14,000 in 2003, $18,000 in 2004, and $19,000 in 2005. Total lease rent for all operating leases was $157,000 in 2003, $150,000 in 2004, and $147,000 in 2005.

Equipment Operating Leases. The Partnership leases equipment for the farming operation to include vehicles, blower sweepers and harvester. The operating lease cost was $249,000, $285,000 and $214,000 in 2005, 2004 and 2003, respectively.

Contractual obligations for the Partnership are detailed in the following(000’s):

	Total	2006	2007	2008	2009	2010	Remaining
Contractual Obligations
Long-Term Debt	$2,000	$400	$400	$400	$400	$400	$—
Capital Lease Obligations	34	34	—	—	—	—	—
Operating Leases	3,809	375	331	270	184	146	2,503
LOC Debt	2,900	2,900
Purchase Obligations	—	—	—	—	—	—	—
Other Long-Term Liabilities off The Registrant’s Balance Sheet under GAAP	—	—	—	—	—	—	—
Total	$8,743	$3,709	$731	$670	$584	$546	$2,503

(8) INCOME TAXES

The components of income tax expense for the years ended December 31, 2005, 2004 and 2003 were as follows (000’s):

	2005	2004	2003
Currently payable	$109	$12	$46
Deferred	20	(7)	(4)
	$129	$5	$42

The provision for income taxes equates to the 3.5% federal tax rate applied to gross income for the years ended December 31, 2005, 2004 and 2003.

The components of the net deferred tax liability reported on the balance sheet as of December 31, 2005 and 2004 are as follows (000’s):

	2005	2004
Deferred tax liabilities:
Financial statement bases of land, orchards, inventory and equipment is greater than tax bases	$717	$658
Financial statement bases of capitalized leases, long- term debt on capitalized leases and interest expense on capitalized leases is greater than tax bases	(4)	38
Excess of tax depreciation over financial statement depreciation	514	511
	$1,227	$1,207

(9) PENSION PLAN

The Company established a defined benefit pension plan in conjunction with the acquisition of farming operations on May 1, 2000. The plan covers employees that are members of a union bargaining unit. The projected benefit obligation includes the obligation for the employees of their previous employer that became Company employees.

The Company’s funding policy is to contribute an amount to the plan sufficient to meet the minimum funding requirements set forth by the Employee Retirement Income Security Act of 1974.

The components of net pension cost for the years ended December 31, 2005, 2004, and 2003 were as follows (000’s):

	2005	2004	2003
Service cost	$57	$56	$61
Interest cost	23	21	16
Expected return on assets	(19)	(15)	(12)
Amortization of unrecognized losses and prior service costs	7	7	7
	$68	$69	$72

The following reconciles the changes in the pension benefit obligation and plan assets for the years ended December 31, 2005, 2004, 2003 to the funded status of the plan and the amounts recognized in the balance sheets at December 31, 2005, 2004, 2003.

	(000’s)
	2005	2004	2003
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$411	$357	$277
Service cost	57	56	61
Interest cost	23	21	16
Actuarial (gain) or loss	35	(12)	11
Benefits paid	(8)	(11)	(8)
Projected benefit obligation at end of year	518	411	357

Change in plan assets:
Fair value of plan assets at beginning of year	205	169	122
Actual return on plan assets	10	3	13
Employer contribution	51	44	42
Benefits paid	(8)	(11)	(8)
Fair value of plan assets at end of year	258	205	169

Funded status	(261)	(206)	(188)
Unrecognized prior service cost	62	69	75
Unrecognized net loss	89	44	45
Net amount recognized	$(110)	$(93)	$(68)

Amounts recognized in the balance sheets consist of:

Accrued pension liability	(152)	(103)	(72)
Intangible asset	42	10	4
Net amount recognized	$(110)	$(93)	$(68)

The accumulated benefit obligation at December 31, 2005, 2004, and 2003 amounted to $410,000, $308,000 and $241,000, respectively. During 2005, the projected benefit obligation increased by $107,000 and the accumulated benefit obligation increased by $102,000. At December 31, 2005 the accumulated benefit obligation related to the Partnership’s pension plan exceeded the fair value of the pension plan assets by $152,000.

U.S. pension accounting standards require the recognition of a minimum liability equal to the excess, if any, of the accumulated benefit obligation over plan assets. The computation of the required minimum liability and the additional minimum liability at December 31, 2005 and 2004 is shown below:

	2005	2004

Accumulated benefit obligation	$410	$308
Fair value of plan assets	258	205
Required minimum liability	152	103
Liability recognized for accrued benefit cost	(110)	93
Additional minimum liability	$42	$10

The additional minimum liability at December 31, 2005 and December 31, 2004 was $42,000 and $10,000, respectively. The additional minimum liability was recognized by the establishment of an intangible asset.

Experience gains and losses are amortized over the average future service period of employees.

The weighted average actuarial assumptions used to determine the pension benefit obligations at December 31, 2005, 2004 and 2003 and the net periodic pension cost for the years then ended are as follows:

	2005	2004	2003
Pension benefit obligation:

Discount rate	5.50%	5.75%	6.00%
Compensation increases	2.00%	2.00%	2.00%

Net periodic pension cost:
Discount rate	5.75%	6.00%	6.50%
Compensation increases	2.00%	2.00%	2.00%
Return on assets for the year	8.50%	8.50%	8.50%

The expected long-term rate of return on plan assets was based primarily on historical returns as adjusted for the plan’s current investment allocation strategy.

The Partnership employs an investment strategy whereby the assets in our portfolio are evaluated to maintain the desired target asset mix. The funds are invested in stock mutual funds, fixed income mutual funds and money market funds. Evaluation of the actual asset mix is evaluated on a quarterly basis and adjusted if required to maintain the desired target mix. Therefore, the actual asset allocation does not vary significantly from the targeted asset allocation.

The plan’s asset allocation percentages at December 31, 2005 and 2004 were as follows:

	2005	2004
Pooled fixed income funds	21.00%	20.00%
Money market funds	16.00%	20.00%
Stock mutual funds	63.00%	60.00%
Total	100.00%	100.00%

The Partnership expects to contribute approximately $49,000 to the plan in 2006.

The following pension benefit payments, which reflect expected future services, as appropriate, are expected to be paid:

Years Ending December 31,

2006	$5,400
2007	8,156
2008	8,020
2009	11,130
2010	16,461
2011-2015	113,235

(10)  EMPLOYEES SAVINGS PLAN

The Partnership sponsors a 401(k) plan, which allows participating employees to contribute up to 25% of their salary, subject to annual limits. The plan provides for the Partnership to make matching contributions up to 50% of the first 4% of salary deferred by employees. During the years ended December 31, 2005, 2004 and 2003, Partnership matching contributions were $29,000, $27,000 and $26,000, respectively.

(11)  SALARIED DEFINED CONTRIBUTION PLAN

The Partnership sponsors a defined contribution plan for its non-bargaining unit employees. This plan provides for the Partnership to make annual contributions to the 401(k) plan on behalf of participating employees. Contributions are based upon age, length of service, and other criteria on an annual basis, subject to annual limits. During the years ended December 31, 2005, 2004, and 2003 defined contributions were $96,000, $98,000 and $77,000, respectively.

(12) QUARTERLY OPERATING RESULTS (Unaudited)

The following chart summarizes unaudited quarterly operating results for the years ended December 31, 2005, 2004, and 2003 (000’s omitted except per unit data):

	Revenues	Gross Income (Loss)	Net Income (Loss)	Net Income (Loss) per Class A Unit
2005
1st Quarter	$3,056	$627	$(27)	$(0.00)
2nd Quarter	1,501	218	26	0.00
3rd Quarter	3,737	608	118	0.02
4th Quarter	9,084	1,449	654	0.09

2004
1st Quarter	$2,052	$208	$(95)	$(0.01)
2nd Quarter	787	140	(161)	(0.02)
3rd Quarter	3,275	(67)	(817)	(0.11)
4th Quarter	7,551	(143)	(576)	(0.08)

2003
1st Quarter	$2,305	$215	$(143)	$(0.02)
2nd Quarter	1,108	68	(185)	(0.02)
3rd Quarter	5,176	100	(9)	0.00
4th Quarter	6,837	820	406	0.05

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None

ITEM 9A. CONTROLS AND PROCEDURES

(a) As of the end of the period covered by this Annual Report on Form 10-K, we carried out the evaluation required by paragraph (b) of Rules 13a-15 or 15d-15 of the Securities Exchange Act of 1934, as amended. The Partnership’s management, with the participation of our principal executive officer and principal financial officer, has evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined under Rule 13a-15(e)) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of the end of the period covered by this annual report on Form 10-K. Based on that evaluation, our principal executive officer and principal financial officer concluded that the Partnership’s disclosure controls and procedures are effective and designed to ensure that the information required to be disclosed in our reports filed or submitted under the Securities and Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the requisite time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)  There have been no significant changes (including corrective actions with regard to significant deficiencies or material weaknesses) in our internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in paragraph (a) above.

PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

The Partnership presently has no officers or directors. Instead, the officers and directors of the Managing Partner perform all management functions for the Partnership. Each director of the Managing Partner is appointed for a term of one year and until his successor is duly appointed and qualified. Each officer of the Managing Partner is elected by the Board of Directors of the Managing Partner and is subject to removal by that board at any time.

Identification of Directors

James H. Case. 85 years old; director of Managing Partner since 1986; member of the Audit Committee until March 2005; member of Nominating, Compensation and Corporate Governance Committees since March 2005; of counsel to the law firm of Carlsmith Ball; not an employee, officer, or director of any CBCL or DBE affiliate.

John K. Kai. 40 years old; director of the Managing Partner since June 2004; member of the Audit, Nominating, Compensation and Corporate Governance Committees since March 2005; president of Pinnacle Investment Group, LLC; president of Pinnacle Media Group, LLC; branch manager and investment representative of Linsco / Private Ledger; not an employee, officer, or director of any CBCL or DBE affiliate.

James S. Kendrick. 58 years old; director of Managing Partner since June 2005; Executive at Mauna Loa Macadamia Nut Corporation from 1991 to 1998.

E. Alan Kennett. 62 years old; director of Managing Partner since June 2005; President and CEO of Gay and Robinson Sugar Company, Inc.

Jeffrey M. Kissel. 56 years old; director of Managing Partner since June 2005; member of the Audit Committee since June 2005; CFO for Earth Tech, Inc.; held various positions during 1997 until 2003 with URS Corporation including vice president of budgeting and planning and CFO.

David McClain. 59 years old; director since September 2000 and member of the Audit, Nominating, Compensation and Corporate Governance Committees of Managing Partner; chairman of the Audit Committee since March 2005; not an employee, officer, or director of any CBCL or DBE affiliate.

Dennis J. Simonis. 49 years old; director of Managing Partner since August 2002; President and Chief Operating Officer of Managing Partner from August 2001 until December 2004, Chief Financial Officer from June 2001 to August 2001, and Chief Executive Officer since December 2004. Chief Financial Officer of DBE from August 2001, and President of DBE from October, 2005.

B. Identification of Executive Officers of the Managing Partner

Dennis J. Simonis. 49 years old; president of Managing Partner since August 2001; and chief executive officer since December 2004; president of D. Buyers Enterprises, LLC; not otherwise an employee, officer, or director of any CBCL affiliate. Formerly executive vice president and chief operating officer of Mauna Loa.

Randolph H. Cabral. 53 years old; senior vice president and orchard manager of Managing Partner since May 2000; not otherwise an employee, officer, or director of any CBCL affiliate. Formerly senior vice president and orchard manager of KACI.

Wayne W. Roumagoux. 59 years old; chief financial officer of Managing Partner since August 2001; controller of DBE; not otherwise an employee, officer, or director of any CBCL affiliate.

C.            Identification of Certain Significant Employees

Not applicable

D. Family Relationships

Not applicable

E. Business Experience of Current Directors and Executive Officers

Current Directors of the Managing Partner.

James H. Case. Mr. Case is of counsel to the Hawaii law firm of Carlsmith Ball. Mr. Case graduated with an A.B. from Williams College and received a J.D. from Harvard Law School. He became associated with the Carlsmith law firm in 1951 and became a partner in 1959. He has served on the boards of directors of Hamakua Sugar Company, Inc., InterIsland Resorts, Ltd., Pacific Club, Central Union Church, Hanahauoli School, and Arcadia Retirement Residence. He resides in Honolulu, Hawaii.

John K. Kai. Mr. Kai has served as a director since June 2004. Mr. Kai is president of Pinnacle Investment Group, LLC and Pinnacle Media Group, LLC, and branch manager and investment representative of Linsco / Private Ledger. Mr. Kai was the resident manager of the Hilo office of Paine Webber, Inc. and was with Merrill Lynch prior. Mr. Kai is a graduate of Sacramento City College and attended the University of the Pacific from 1983 to 1985. Mr. Kai served on the Board of Regents of the University of Hawaii and was a director of the Research Corporation of the University of Hawaii, the Hawaii Island Portuguese Chamber of Commerce and has served on several nonprofit boards in Hawaii. He resides in Hilo, Hawaii.

James S. Kendrick. Mr. Kendrick has over 36 years of experience in the food processing industry and is currently a consultant to various food companies. Mr. Kendrick held executive positions at Mauna Loa Macadamia Nut Corporation from 1991 to 1998, including Executive Vice President of Operations and President. Between 1978 and 1983, he was the Manager of the Honolulu Dole Pineapple cannery. Mr. Kendrick worked for Kraft Foods as an engineer. He is a graduate of Northern Illinois University and Cornell’s Executive Development Program. He has been active in the Hawaii Macadamia Nut Association and currently resides in Naples, Florida.

E. Alan Kennett. Mr. Kennett has worked in various executive capacities in the agriculture sector for over 40 years and currently is the President and Chief Executive Officer of Gay and Robinson Sugar Company, Inc. on Kauai, Hawaii. He held various positions in the Hawaii sugar industry with C. Brewer and Co., Ltd. Between 1976 and 1994. Prior to 1976, Mr. Kennett managed sugar operations in Africa, the United Kingdom and the West Indies. He is a graduate of Walton Technical College and the Liverpool College of Technology and Completed Cornell’s Executive Development Program. Mr. Kennett has been active in numerous Hawaii non-profit organizations and written several technical papers. He currently resides in Kaumakani, Kauai, Hawaii.

Jeffrey M. Kissel. Mr. Kissel is the Vice Chairman and Chief Strategy Officer of Primoris Corporation, a $350 million specialty contractor. He was the Chief Financial Officer for Earth Tech Inc. from 2003 to 2005, a $1.5 billion global engineering and construction company specializing in water treatment, and has held various financial executive positions in publicly traded companies since 1974. From 1997 to 2003, Mr. Kissel was employed by URS Corporation as a vice president of planning and budgeting, and served as Chief Financial Officer for several URS Corporation divisions. Mr. Kissel was President and principal shareholder of Hawaiian Communications between 1992 and 1997. Prior to 1992 he worked with Tesoro, AON and Challenger Petroleum in the energy industry. He has a B.B.A. and M.B.A. from the University of Hawaii and currently resides in California and Hawaii.

David McClain. Dr. McClain was appointed as the President of the 10-campus University of Hawai’i System effective March 2006, having served as Interim President from August 15, 2004, and Vice President for Academic Affairs of the UH System from July 1, 2003. From 2000 until 2003 he was the Dean of the College of Business Administration at the University of Hawaii at Mnoa, as well as First Hawaiian Bank Distinguished Professor of Leadership and Management; he was also Interim Vice President for Research of the University of Hawaii System from February to September 2003. Dr. McClain joined the University of Hawaii at Manoa in 1991 as the Henry A. Walker, Jr. Distinguished Professor of Business Enterprise and Professor of Financial Economics and Institutions. Dr. McClain is a director of First Insurance Company, and serves as a member of several nonprofit boards in Hawaii. He earned a Ph.D. in Economics from the Massachusetts Institute of Technology in 1974 and a BA in Economics and Mathematics from the University of Kansas in 1968. Dr. McClain has taught at Massachusetts Institute of Technology’s Sloan School of Management and at Boston University, where he chaired the Department of Finance and Economics. He also served as Senior Staff Economist, Council of Economic Advisors to President Jimmy Carter, and headed international economic information services for Data Resources, Inc. He resides in Honolulu, Hawaii.

Dennis J. Simonis. Mr. Simonis has served as a director since August 2002, president of the Managing Partner since August 2001, chief executive officer since December 2004, and was formerly the executive vice president and chief financial officer. From 1993 to 2001, Mr. Simonis served in various capacities at Mauna Loa, including executive vice president and chief operating officer. He serves as an officer of the Hawaii Macadamia Nut Association and has served on several nonprofit boards in Hawaii. He served from 1985-1993 as a vice president of Theo H. Davies & Co., Ltd. and worked as a senior auditor for Price Waterhouse between 1979 and 1985. Mr. Simonis graduated magna cum laude with a B.S. in Accounting from Carroll College in Waukesha, Wisconsin and earned his C.P.A. certificate in 1983. He resides in Hilo, Hawaii.

Executive Officers Who Do Not Serve as Directors.

Randolph H. Cabral. Mr. Cabral has served as senior vice president and orchard manager of the Managing Partner since May 2000. Mr. Cabral was previously employed at Ka’u Agribusiness Company, Inc., from 1989 until the Partnership’s acquisition of Ka’u Agribusiness’ macadamia business in 2000. He served as senior vice president from 1998 to 2000, as vice president from 1996 to 1998, and as orchard manager from 1989. From 1983 to 1989, Mr. Cabral served as orchard manager with Mauna Loa Macadamia Nut Corporation. Mr. Cabral has an AS in General Agriculture from the University of Hawaii. He resides in Hilo, Hawaii.

Wayne W. Roumagoux. Mr. Roumagoux has served as chief financial officer of the Managing Partner since August 2001. Mr. Roumagoux has been controller of the Partnership since May 2001. From 1989 to 2001 Mr. Roumagoux was controller for Inlet Fisheries, Inc. He was controller for NBI, Inc’s Alaska operation and for Sheffield Hotels, Inc. during the late 1970’s and 1980’s. Mr. Roumagoux worked as a senior auditor for KPMG between 1976 and 1978. He has a M.S. in accounting from Eastern Washington State University in Cheney, Washington. He resides in Volcano, Hawaii.

Executive Session. The executive session, a meeting of non-management directors, is presided over by James Case who can be communicated with by e-mail at jcase@carlsmith.com.

Audit Committee. Effective March 7, 2005, James Case resigned from the Audit Committee. At the March 9, 2005 Board of Directors meeting Dr. David McClain was appointed chairman and John Kai was appointed a member of the Audit Committee. At the June 5, 2005 Board of Directors meeting Mr. Jeffrey Kissel was appointed to the Audit Committee and replaced Dr. Hook. The Audit Committee of ML Resources, Inc. is currently comprised of three members, Chairman Dr. David McClain, Jeffrey Kissel and John Kai. The members of the Compensation Committee, Nominating Committee and Corporate

Governance Committee are James Case, Dr. David McClain, Jeffrey Kissel and John Kai. The Board of Directors has determined that each member of the Audit Committee is independent in accordance with SEC Rule 10-A-3 and New York Stock Exchange independence standards, and each member is financially literate, and Mr. Kissel qualifies as a financial expert. The Audit Committee met four times in 2005 to review and approve accounting, internal control and reporting issues, related party transactions and other matters that could involve a conflict of interest. All members were in attendance at each quarterly meeting.

Audit Committee Charter. The Audit Committee Charter is available by request or on the Partnership’s website at www.mlmacadamia.com .

Audit Committee Pre-Approval Policy. The Audit Committee Pre-Approval Policy is available by request or on the Partnership’s website.

Ethics. The “Code of Business Conduct and Ethics” is available by request or on the Partnership’s website.

Corporate Governance Guidelines. The Corporate Governance Guidelines are available by request or on the Partnership’s website.

Nominating Committee. The Partnership formed a Nominating Committee and the charter was adopted in May 2005. The members of the Nominating Committee are independent under Section 15A(a) of the Exchange Act. Unit Holders may recommend candidates for the Board of Directors by submitting such recommendation in writing to Partnership. The minimum qualifications required for a Director of the Partnership, whether submitted by the Nominating Committee or a Unit Holder, are (1) professional qualification, (2) number of other boards on which the candidate serves, (3) other business and professional commitments, (4) the need of the Board of Directors for having certain skills and experience, and (5) the diversity of the directors then comprising the Board. The Nominating Committee shall evaluate a candidate based upon the qualifications described above, based upon a written resume and then the CEO and Nominating Committee will interview the candidate. The Nominating Committee shall determine whether or not to recommend the candidate to the Board of Directors. The Nominating Committee Charter is available by request or on the Partnership’s website.

Compensation Committee. The Partnership formed a Compensation Committee and the charter was adopted in May 2005. The Compensation Committee Charter is available by request or on the Partnership’s website.

F.              Section 16 Disclosure

Under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each director and certain officers of ML Resources, Inc., the managing general partner of Registrant (a “Reporting Person”), are required to report their ownership and changes in ownership of Class A Depositary Units to the Securities and Exchange commission, the New York Stock Exchange and Registrant. Based on reporting forms submitted to Registrant, no Reporting Person has failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during 2005.

ITEM 11. EXECUTIVE COMPENSATION

A.            Summary Compensation Table

The Partnership is managed by the managing general partner. All costs of managing the Partnership are reimbursed by the Partnership, as provided in Section 4.5 of the Partnership Agreement. The following table reflects the aggregate compensation for services in all capacities paid by the Managing Partner to its executive officers for the years ended December 31, 2005, 2004 and, 2003. There were no long- term compensation awards or payouts during those years.

Name and Principal Position	Annual Compensation
	Year	Salary	Bonus	Other
Dennis J. Simonis	2005	225,000	134,800	19,000
President and chief executive officer	2004	171,000	—	15,750
	2003	164,000	91,400	15,000

Randolph H. Cabral	2005	125,000	53,500	—
Senior vice president	2004	111,000	—	—
	2003	106,250	42,300	—

Wayne W. Roumagoux	2005	110,000	37,700	—
Chief financial officer	2004	92,000	—	—
	2003	82,000	26,100	—

B. No Option, SAR, Long-term Incentive or Pension Plans

Neither the Managing Partner nor the Partnership presently has option plans, SAR plans, or long-term incentive plans. All salaried employees participate in defined contribution plan and other benefit plans administered by the Partnership. The officers of the Managing Partner are employees of the Partnership, which does not have a defined benefit plan for non-bargaining employees. As such, neither the Managing Partner nor the Partnership are responsible for making any payments on the retirement of any of its present executive officers.

C. No Employment Contracts or Termination Agreements

The Managing Partner does not have any employment or severance agreements with any of its present executive officers. The president of the Partnership has an agreement, which provides for twelve months of severance pay in the event of termination without just cause.

D. Compensation of Executive Officers

Executive compensation is reviewed and determined by the Compensation Committee and recommended to the Board of Directors which has approval responsibility. Mr. Simonis has served as its chief executive officer and president since December 2004, president since August 2001 and chief financial officer from May 2001 until August of 2001; Mr. Cabral, who has served as senior vice president and orchard manager since May 2000 and Mr. Roumagoux, who has served as chief financial officer since August of 2001. These officers’ salary and guideline bonus percentage are administered under the salary policies established and approved by the Board. Any bonus payments are approved by the Managing Partner’s Board of Directors annually, based on the overall performance of the Partnership as evidenced by its net income and cash flow for the year. Performance in both categories is measured relative to the original Partnership operating budget approved by the Managing Partner’s Board of Directors at the beginning of each year.

E. Director Compensation

Directors of the Managing Partner presently receive a quarterly retainer of $3,750 and a meeting fee of $1,000 per meeting. Members of the Managing Partner’s Audit and Conflicts Committee receive a meeting fee of $1,000 per meeting with the chairman of the Audit Committee receiving an additional

$750 per meeting. There are no other agreements or arrangements between the Managing Partner and its directors.

F. Stock Performance Chart

The following chart compares the Partnership’s total return to (i) the Russell 2000 (a small business index) and (ii) a peer group index composed of publicly traded limited partnerships with either similar capitalization or in commodity based markets (other than gas and oil) or both.

CUMULATIVE TOTAL RETURN
Based upon an initial investment of $100 on December 31, 2000 with dividends reinvested

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 31, 2005, and subsequent to that date to the date of this report, (i) one person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) is known by the Partnership or the Managing Partner to be the beneficial owner of more than 5% of the Class A Units; (ii) the Managing Partner did not own any Class A Units; and (iii) no director or executive officer of the Managing Partner owned more than 1% of the Class A Units.

The table below sets forth certain information as to the Class A Units beneficially owned by the beneficial owner of more than 5% of the Class A Units as of December 31, 2005.

Name of Beneficial Owner	Class A Units Owned	Percent of Class A Units

Ebrahimi Family Group	918,200	12%

The table below sets forth certain information as to the Class A Units beneficially owned by the directors of the Managing Partner, and all directors and executive officers of the Managing Partner as a group, as of December 31, 2005.

Name of Beneficial Owner	Class A Units Owned	Percent of Class A Units

Randolph H. Cabral	100	*
James H. Case (1)	8,000	*
John K. Kai	100	*
James S. Kendrick	—	*
E. Alan Kennett	—	*
Jeffrey M. Kissel	1,016	*
David McClain	—	*
Dennis J. Simonis	—	*
Wayne W. Roumagoux	—	*
All directors and executive officers as a group (9 persons)	9,216	0.1%

*Less than 1%

(1)                    Beneficially owned by James H. Case pursuant to a self-directed retirement plan sponsored by Carlsmith Ball, a law firm in which Mr. Case is of counsel, and administered by Bank of Hawaii Trust.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

1. General

The Managing Partner makes all decisions relating to the management of the Partnership. The Managing Partner, as such, has the duty to act in good faith and to manage the Partnership in a manner that is fair and reasonable to all unit holders. CBCL owned all of the capital stock of the Managing Partner until August 1, 2001, at which point the stock was sold to D. Buyers Enterprises, LLC (DBE). The Partnership purchased the Managing Partner interest from DBE in January, 2005.

2. Farming Leases

At the time of the Partnership’s acquisition of the interests in the October 1989 Orchards, MLO assigned to the Partnership all of MLO’s rights and obligations under three 45-year farming leases relating to 327 tree acres of the Ka’u II Orchards and all of the Mauna Kea Orchards. The farming leases permit the Partnership to conduct macadamia nut farming operations on such macadamia orchard properties. The farming leases provide for fixed minimum annual lease payments to be paid to either KACI or MKACI (collectively, the “Agribusiness Companies”), as the case may be. Such annual rental payments are subject to increase after ten years, twenty years and thirty years based on then current fair market lease rates. The then current fair market lease rate will be determined by mutual agreement between the Partnership, on the one hand, and either KACI or MKACI, as the case may be, on the other hand. If mutual agreement cannot be reached, the then current fair market lease rate will be determined by appraisal. Whether determined by mutual agreement or by appraisal, the then current fair market lease rate will be determined as a fair market lease rate for use of such premises as macadamia orchards.

The Partnership acquired its interests in the trees situated on such leased macadamia orchard properties subject to repurchase options retained by the Agribusiness Companies. The repurchase options grant the

Agribusiness Companies the continuing right to repurchase all or any portion of such trees after June 30, 2019 at a price equal to the then current fair market value of the trees, according to their value as producing macadamia nut trees, as determined by mutual agreement between the Partnership, on the one hand, and either KACI or MKACI, as the case may be, on the other hand. If mutual agreement cannot be reached, the then current fair market value will be determined by appraisal. Whether determined by mutual agreement or by appraisal, the fair market value of such trees will be determined according to their value as producing macadamia nut trees, assuming that the owner thereof has rights to farm and harvest such trees and has ongoing arrangements with respect to land leases, farming and nut purchases of the same type as the Partnership has immediately prior to such time.

At the end of the 45-year lease terms of such leases, the Agribusiness Companies will be required to repurchase such trees at their then current fair market value as orchards if such entities do not offer to extend such farming leases at the then current fair market lease rates. The then current fair market lease rate and the then current market value of the trees for such purposes will be determined through mutual agreement between the Partnership, on the one hand, and either KACI or MKACI, as the case may be, on the other hand or, if mutual agreement cannot be obtained, by appraisal, in each case in the manner described above. Such repurchase obligations will apply with respect to the expiration of each extension of the lease terms of such leases until such leases have been in effect for a total of 99 years, at which time the leases will expire and the ownership interests in such trees will revert back to the Agribusiness Companies.

In the event that the Partnership decides not to accept an offer to extend the leases at the then current fair lease rates upon the expiration of the leases or any extension thereof (or does not assign the leases to a third party who elects to accept such offer), the leases will expire, the Agribusiness Companies will not be required to repurchase the trees covered thereby and ownership of such trees will revert back to the Agribusiness Companies (and in any event ownership of such trees will revert back to the Agribusiness Companies after 99 years).

As described above, the farming leases provide for determinations of the fair market lease rate to be paid by the Partnership under the farming leases and the fair market value of the Partnership’s trees situated on property covered by such leases by mutual agreement between the Partnership, on the one hand, and with KACI or MKACI, as the case may be, on the other hand, or, if mutual agreement cannot be reached, by appraisal.

3. Nut Purchase Contracts

The Partnership is a party to five nut purchase contracts with Mauna Loa Macadamia Nut Corporation (“Mauna Loa”). The five nut purchase contracts cover all nuts produced by the orchards acquired in June 1986, December 1986, October 1989, September 1991, and May 2000 respectively. The first two contracts run for 20 years, while the third contract runs for 30 years and also provides for the exclusion of unusable nuts from those purchased by Mauna Loa. The first three contracts are identical in all other material respects. The fourth contract was acquired by assignment with the purchase of the September 1991 orchard and expired in June 2003. The fourth contract was renegotiated with a fixed price adjusted for unusables outside the range of 10% to 13%. The fourth contract expires December 31, 2006. The fifth contract was acquired by assignment with the purchase of the May 2000 orchards and expires in 2006. The fifth contract is similar to the first three contracts and also provides for the exclusion of unusable nuts. The first four contracts use a pricing formula based 50% on a two-year trailing average of the macadamia nut price published annually by the U.S. Department of Agriculture (“USDA”) and 50% on Mauna Loa’s “netback component”. The netback component is calculated by subtracting Mauna Loa’s processing and marketing costs per pound and a “capital charge” of 20% from its nut revenues per pound. The fifth contract uses only the USDA two-year trailing average to determine its nut price. The nut price paid to the Partnership under the first two contracts was $0.4816 for 2003, $0.4954 in 2004, and $0.5548 in 2005. The average nut price paid to the Partnership under the third contract was $0.4789 for 2003, $0.4945 in 2004 and $0.5525 in 2005. The average nut price paid to the Partnership under the fourth nut price contract was $0.5923 for 2003, $0.6000 in 2004, and was $0.6000 in 2005. The nut price paid to the Partnership under the fifth contract was $0.5660 for 2003, $0.5560 in 2004, and was $0.5610 in 2005.

On December 16, 2004, a new nut purchase contract was signed with Hamakua Macadamia Nut Company (“Hamakua”) for the delivery of six million pounds, effective January 1, 2007. The contract provides for a minimum price of 79 cents per pounds and a maximum of 99 cents per pound. The pricing formula includes a fixed component of 85 cents and a second component based on Hamakua’s average selling price for bulk kernel. Refer to Exhibit 10.52 on page 57.

On January 5, 2006, a new nut purchase contract was signed with Purdyco International, Ltd. dba Island Princess for the delivery of approximately two million WIS pounds, effective January 1, 2007. The nut price will be determined every six months by mutual agreement based on prevailing market price for kernel from Hawaii and Australia. Refer to Exhibit 10.55 on page 57.

On January 6, 2006, a new nut purchase contract was signed with Mac Farms of Hawaii, LLC for the delivery of between four and one-half million and five and one-half million WIS pounds, effective January 1, 2007. The nut price will be determined every six months by mutual agreement based on prevailing market price for kernel from Hawaii and Australia. Refer to Exhibit 10.54 on page 57.

4. Farming Contracts

Prior to the Partnership’s acquisition of the macadamia farming operations on May 1, 2000, the Partnership was a party to four farming contracts with the Ka’u and Mauna Kea Agribusiness Companies (“Agribusiness Companies”), that together covered all farming, harvesting and husking activities for the orchards acquired in June 1986, December 1986, October 1989 and September 1991, respectively. On May 1, 2000, the Partnership acquired the macadamia farming operations from the Agribusiness Companies.

The contracts provided the Agribusiness Companies with reimbursement of their direct and indirect costs incurred under these contracts. Husking activities for the Keaau and Mauna Kea orchards are performed at Mauna Loa’s Keaau facility. Reimbursements made to Mauna Loa were $522,000 in 2003, $440,000 in 2004, and $603,000 in 2005.

5. Legal Fees

The Partnership paid $134,000, $495,000 and $33,000 in legal fees in 2005, 2004 and 2003, respectively. A Director of the Partnership is a former partner and currently of counsel to one of the law firms used by the Partnership and said firm was paid $32,000 in legal fees in 2005, $495,000 in 2004 and $33,000 in 2003. The additional legal fees were for services related to the legal suit to prevent Mauna Loa from acquiring the assets of MacFarms of Hawaii, LLC.

6. Management Fee

Under the terms of the Partnership Agreement, the Partnership reimburses the Managing Partner for all expenses incurred by it in the conduct of Partnership business, including any expenses reasonably allocated to the Managing Partner or to the Partnership as well as a management fee equal to 2% of the Partnership’s operating cash flow (as defined in the Partnership Agreement). Management cost reimbursements under the Partnership Agreement were $160,000 in 2003, and $168,000 in 2004. The management fee was $44,000 in 2003, and $9,000 in 2004. There was no management fee in 2005 as it is eliminated in consolidation.

7. Relationships with CBCL and DBE

Since September 2001, the Partnership has leased approximately 4,000 s.f. of office space in Hilo for its executive and accounting staff through the General Partner, which was owned by DBE until January 2005. The Partnership Agreement requires that the price and terms of any such transactions be no less favorable than those available in comparable transactions between unrelated parties. The Partnership provides administrative services to DBE for which it was compensated $98,000 in 2003, $104,000 in 2004, and $102,000 in 2005.

Mr. Case performs legal work for CBCL, and some of its subsidiaries. He is also a director of ML Resources, Inc. and performs legal work for the Partnership.

Mr. Simonis, President of ML Resources, Inc., an officer of the Partnership, and a director of ML Resources, Inc., and is a stockholder of CBCL.

The Partnership performs farming for a DBE company. This farming is treated in the same manner as all other farming contracts. In 2004 the amount billed was $15,000 of which $9,000 was due at December 31, 2004. In 2005 the amount billed was $16,000 of which $3,000 was due at December 31, 2005.

ITEM 14. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

Audit Fees. Fees paid to the Independent Registered Public Accounting Firm during 2005, 2004 and 2003 for the audit of the Partnership’s annual financial statements and review of financial statements included in the Partnership’s Form 10-Q amounted to $64,000, $68,000 and $56,000, respectively. The audit fees for the audit of the Partnership’s annual financial statements and review of financial statements included in the Partnership’s Form 10-Q for the years ended December 31, 2005, 2004 and 2003, which were approved by Partnership’s audit committee amounted to $65,200, $61,000 and $58,000, respectively.

Audit Related Fees. Audit related fees paid to the Independent Registered Public Accounting Firm during 2005, 2004 and 2003 amounted to $10,000, $11,000 and $6,000, respectively.

Tax Fees. Fees paid to the Independent Registered Public Accounting Firm during 2005, 2004 and 2003 for tax preparation and related support services amounted to $250,000, $256,000 and $229,000, respectively.

All Other Fees. MLR acquisition costs of $13,000 and 10-K/A review costs of $30,000.

PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

A.            List of Documents Filed as a Part of this Report

1.               Financial Statements. See Index to Financial Statements at page 21 of this Form 10-K.

2.               Financial Statement Schedules. None required.

3.               Exhibits. See Exhibit Index at page 53 of this Form 10-K.

B. Reports on Form 8-K

On October 20, 2000, the Partnership filed a report on Form 8-K announcing that on September 29, 2000, CBCL had sold all its stock in Mauna Loa Macadamia Nut Corporation to The Shansby Group, a San Francisco based equity partnership.

On May 13, 2003, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the quarter ended March 31, 2003.

On February 17, 2004, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the quarter and six months ended June 30, 2003.

On February 17, 2004, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the quarter and nine months ended September 30, 2003.

On March 9, 2004, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the year ended December 31, 2003.

On May 11, 2004, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the quarter ended March 31, 2004.

On June 7, 2004, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the second quarter distribution and appointment of John Kai as Director.

On August 11, 2004, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the quarter and six months ended June 30, 2004

On August 12, 2004, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the quarter and six months ended June 30, 2004 and the potential of a lawsuit against Mauna Loa Macadamia Nut Corporation and MacFarms of Hawaii, LLC.

On October 7, 2004, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership announcing the settlement of the lawsuit against Mauna Loa Macadamia Nut Corporation and MacFarms of Hawaii, LLC.

On November 10, 2004, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the quarter and nine months ended September 30, 2004.

On December 20, 2004, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership announcing the resignation of Mr. John W. A. Buyers as Chief Executive Officer of the general partner of the Partnership, ML Resources, Inc.;  the agreement by the Partnership to purchase ML Resources, Inc.; the appointment of Dennis J. Simonis as Chief Executive Officer of the general partner of the Partnership; and the agreement with Hamakua Macadamia Nut Company, Inc. with the Partnership to purchase 6,000,000 pounds of nuts per year starting in 2007 and ending in 2012.

On March 16, 2005, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the 1st quarter 2005 distribution.

On March 16, 2005, the Partnership filed a “Regulation FD Disclosure” on Form 8-K/A, which included a copy of a press release issued by the Partnership setting forth the corrections to the press release for the 1st quarter distribution.

On May 6, 2005, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the 1st quarter ended March 31, 2005.

On August 10, 2005, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the quarter and six months ended June 30, 2005.

On November 7, 2005, the Partnership filed a “Regulation FD Disclosure” on Form 8-K, which included a copy of a press release issued by the Partnership setting forth the results of operations for the quarter and nine months ended September 30, 2005.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ML MACADAMIA ORCHARDS, L.P.
(Registrant)

By:	ML RESOURCES, INC.
(Managing General Partner)

By:	/s/ Dennis J. Simonis
Dennis J. Simonis
Principal Executive Officer

Dated : March 14, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated and on the date set forth above.

ML RESOURCES, INC.

Signature		Title

s/s	Dennis J. Simonis	President and Chief Executive Officer
	Dennis J. Simonis	Principal Executive Officer
Director

s/s	Wayne W. Roumagoux	Chief Financial Officer
	Wayne W. Roumagoux	(Principal Accounting Officer)

s/s	James H. Case	Director
James H. Case

s/s	John Kai	Director
John Kai

s/s	James S. Kendrick	Director
James S. Kendrick

s/s	E. Alan Kennett	Director
E. Alan Kennett

s/s	Jeffrey M. Kissel	Director
Jeffrey M. Kissel

s/s	Dr. David McClain	Director
Dr. David McClain

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, effective as of December 18, 1997, between Registrant and C. Brewer Homes, Inc. (a)

2.2	Asset Purchase Agreement including Exhibits dated March 14, 2000 (g)

3.2	Form of Class A Certificate of Limited Partnership as filed with the Secretary of State of Delaware. (c)

3.3	Certificate of Limited Partnership of Registrant as filed with the Secretary of State of Delaware. (c)

4.1	Depositary Agreement between Registrant, Manufacturers Hanover Trust Company as Depositary and Mauna Loa Resources Inc. as attorney-in-fact of the limited partners of Registrant. (c)

4.2	Form of Depositary Receipt. (c)

5.1	Legal Opinion of Counsel dated May 1, 2000 (g)

10.2	Macadamia Nut Purchase Contract between Mauna Loa and Registrant dated December 22, 1986. (b)

10.3	Macadamia Nut Purchase Contract between Mauna Loa and Registrant dated as of October 1, 1989. (b)

10.4

Contribution Agreement among Mauna Loa Orchards, L.P. (“MLO”), Ka’u Agribusiness Co., Inc. (“KACI”), Mauna Kea Agribusiness Co., Inc. (“MKACI”), Mauna Kea Macadamia Orchards, Inc. (“MKMO”) and Mauna Loa dated as of July 1, 1989. (b)

10.5	Lease between the Trustees of the Estate of Bernice Pauahi Bishop (“Trustees of the Bishop Estate”) and Mauna Loa. (c)

10.6	Lease between KACI and Registrant. (d)

10.7	MLO/MLMO Conveyance Agreement between MLO and Registrant dated as of October 1, 1989. (b)

10.8	Butcher/MLMO Contribution Agreement between Howard Butcher III (“Butcher”) and Registrant dated as of October 1, 1989. (b)

10.9	Farming Lease between KACI and MLO dated as of July 1, 1989. (b)

10.10	Farming Lease between MKACI and MKMO dated as of July 1, 1989. (b)

10.11	Farming Lease between MKACI and MLO dated as of July 1, 1989. (b)

10.12	Water Agreement, as amended, between KACI and Registrant dated as of October 1, 1989. (b)

Exhibit Number	Description

10.13	Cash Flow Warranty Agreement among KACI, MKACI and Registrant dated as of July 1, 1989. (b)

10.14	Guarantee Agreement between Mauna Loa and Registrant dated as of October 1, 1989. (b)

10.15	Agreement of Indemnification between CBCL and each director of the Managing Partner. (b)

10.16	Indemnification Agreement (Title) among Mauna Loa, KACI and MKACI in favor of Registrant. (b)

10.17	Indemnification Agreement (Subdivision) among Mauna Loa, KACI and MKACI in favor of Registrant. (b)

10.18	Deed between MLO and Registrant relating to 14% undivided interest in 220 tree acres of macadamia orchard properties located in the Keaau area of the island of Hawaii (“Keaau II Orchards”). (b)

10.19	Bill of Sale between MLO and Registrant relating to 14% undivided interest in Keaau II Orchards. (b)

10.20	Deed between Butcher and Registrant relating to 86% undivided interest in Keaau II Orchards. (b)

10.21	Bill of Sale between Butcher and Registrant relating to 86% undivided interest in Keaau II Orchards. (b)

10.22	Assignment of Partial Interest in Lease No. 15,020 and consent from MLO to Registrant. (b)

10.23	Assignment of Partial Interest in Lease No. 16,859 and consent from MLO to Registrant. (b)

10.24	Assignment of Partial Interest in Lease No. 20,397 and consent from MLO to Registrant. (b)

10.25	Assignment of Lease from MLO to Registrant relating to Lease from the Trustees of the Bishop Estate. (b)

10.26	Assignment from MLO to Registrant relating to certain orchards. (b)

10.27	Lease from the Trustees of the Bishop Estate to MLO. (b)

10.28	Lease No. 15,020 from the Trustees of the Bishop Estate to MLO. (b)

10.29	Form of Amendments to Lease No. 15,020 from the Trustees of the Bishop Estate. (b)

10.30	Lease No. 16,859 from the Trustees of the Bishop Estate to the Hawaiian Agricultural Company (a predecessor of KACI). (b)

10.31	Form of Amendments to Lease No. 16,859 from the Trustees of the Bishop Estate. (b)

Exhibit Number	Description

10.32	Lease No. 20,397 from the Trustees of the Bishop Estate to CBCL. (b)

10.33	Form of Amendments to Lease No. 20,397 from the Trustees of the Bishop Estate to CBCL. (b)

10.34	Lease from Richard L. Hughes to Mauna Loa. (b)

10.35	Lease from the Trustees of the Bishop Estate to Mauna Loa. (b)

10.36	Co-ownership and Partition Agreement between KACI and MLO. (b)

10.37	Co-ownership and Partition Agreement among Mauna Loa, KACI and MLO.(b)

10.38	Co-ownership and Partition Agreement between KACI and MLO relating to Lease Nos. 15,020 and 16,859. (b)

10.39	Co-ownership and Partition Agreement between MKACI and MLO. (b)

10.40	Macadamia Nut Purchase Contract between Mauna Loa and Keaau Macadamia X Corporation (“Keaau Lot 10”) dated September 15, 1983. (e)

10.41	Assignment of Owner’s Interest in Macadamia Nut Purchase Contract and Farming Contract between Keaau Lot 10 and Registrant. (e)

10.42	Warranty Deed between Keaau Lot 10 and Registrant. (e)

10.43	Amended and Restated June 1986 Farming Contract, effective January 1, 1998, between Registrant and KACI. (f)

10.44	Amended and Restated December 1986 Farming Contract, effective January 1, 1998, between Registrant and KACI. (f)

10.45	Amended and Restated 1989 Farming Contract, effective January 1, 1998, among Registrant, KACI and MKACI. (f)

10.46	Amended and Restated Farming Contract for the Keaau Lot 10 Orchard, effective January 1, 1998, between Registrant and KACI. (f)

10.47	Restated Kaiwiki Orchards Farming lease between Registrant and MKACI dated February 26, 1997. (f)

10.48	Credit Agreement between Registrant and Pacific Coast Farm Credit Services, PCA dated May 1, 2000 (g)

10.49	Security Agreement between Registrant and Pacific Coast Farm Credit Services, PCA dated May 1, 2000 (g)

10.50	Orchards Farming Lease between Registrant and Ka’u Agribusiness Co., Inc. (g)

10.51	Macadamia Nut Purchase Contract between Mauna Loa and the Partnership dated July 1, 2003 for Keaau Lot X nuts. (h)

Exhibit Number	Description

10.52	Macadamia Nut Purchase Contract between Hamakua Macadamia Nut Company, Inc. and the Partnership dated December 16, 2004 effective January 1, 2007. (i)

10.53	Jim Case resignation letter from Audit Committee dated March 7, 2005. (i)

10.54	Macadamia Nut Purchase Contract between Purdyco International, Ltd. and the Partnership dated January 5, 2006 effective January 1, 2007. (j)

10.55	Macadamia Nut Purchase Contract between Mac Farms of Hawaii, LLC and the Partnership dated January 6, 2006 effective January 1, 2007. (j)

11.1	Statement re: Computation of Net Income per Class A Unit.

31.1	Form of Rule 13a-14(a) [Section 302] Certification – Chief Executive Officer

31.2	Form of Rule 13a-14(a) [Section 302] Certification – Chief Financial Officer

32.1	Certification pursuant to 18 U.S.C. Section 1350 As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Chief Executive Officer

32.2	Certification pursuant to 18 U.S.C. Section 1350 As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Chief Financial Officer

(a)          Incorporated by reference to Appendix A of Registrant’s Registration Statement under the Securities Act on Form S-4, Registration Statement No. 333-46271, filed February 13, 1998.

(b)         Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant’s Registration Statement under the Securities Act on Form S-1, Registration Statement No. 33-30659, filed October 20, 1989.

(c)          Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant’s Registration Statement under the Securities Act on Form S-1, Registration Statement No. 33-4903, filed June 5, 1986.

(d)         Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant’s Annual Report on Form
10-K, Commission filed No. 1-9145, for the year ended December 31, 1986, filed March 27, 1987.

(e)          Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant’s Annual Report on Form
10-K, Commission filed No. 1-9145, for the year ended December 31, 1991, filed March 27, 1992.

(f)            Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant’s Registration Statement under the Securities Act on Form S-4, Registration Statement No. 333-46271, filed February 13, 1998.

(g)         Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant’s Form 8-K, Commission filed No. 001-09145, filed May 8, 2000.

(h)         Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant’s Form 10-K, Commission filed No. 001-09145, filed March 17, 2004.

(i)             Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant’s Form 10-K/A, Commission filed No. 001-9145, filed June 1, 2005.

(j)             Incorporated by reference to the corresponding Exhibit previously filed as an Exhibit to Registrant’s Form 8-K, Commission filed No. 0011-09145, filed January 9, 2006.

Exhibit 11.1

ML Macadamia Orchards, L.P.

Computation of Net Income (Loss) per Class A Unit

(in thousands, except per unit data)

	2005		2004		2003

Net income (loss)	$771		$(1,649)		$69

Class A Unitholders (ownership percentage)	x	100%	x	99%	X	99%

Net income (loss) allocable to Class A Unitholders	$771		$(1,632)		$68

Class A Units outstanding	7,500		7,500		7,500

Net income (loss) per Class A Unit	$0.10		$(0.22)		$0.01

Exhibit 31.1

CERTIFICATIONS

I, Dennis J. Simonis, certify that:

1. I have reviewed this annual report on Form 10-K of M. L. Macadamia Orchards, L.P.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal in the case of an annual report) that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: March 14, 2006

/s/ Dennis J. Simonis

Dennis J. Simonis
President and Chief Executive Officer

Exhibit 31.2

I, Wayne W. Roumagoux, certify that:

1. I have reviewed this annual report on Form 10-K of M. L. Macadamia Orchards, L.P.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal in the case of an annual report) that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: March 14, 2006

/s/ Wayne W. Roumagoux

Wayne W. Roumagoux
Chief Financial Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of M.L. Macadamia Orchards, L.P. (the “Company”) on Form 10-K/A for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned management of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(1)          The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis J. Simonis

Dennis J. Simonis
President and Chief Executive Officer
March 14, 2006

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of M.L. Macadamia Orchards, L.P. (the “Company”) on Form 10-K/A for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned management of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(1)          The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wayne W. Roumagoux

Wayne W. Roumagoux
Chief Financial Officer
March 14, 2006

ML MACADAMIA PARTNERS, L.P.

		☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card
Please mark your vote as indicated in this example. ☒

A. Proposal.
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
Approval of proposal to amend the Partnership’s		☐	☐	☐
Agreement of Limited Partnership.

B. Election of Directors.

The Board of Directors recommends a vote FOR the listed nominees.

For	Withhold				For	Withhold
01 – John K. Kai ☐	☐	05 – David McClain			☐	☐

02 – James S. Kendrick ☐	☐	06 – Dennis J. Simonis			☐	☐

03 – E. Alan Kennett ☐	☐	07 – Russell L. Case			☐	☐

04 –Jeffrey M. Kissel ☐	☐

C. Non-Proposals.
If you plan on attending the meeting, please mark the box to the right with an X. ☐

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box				Date (mm/dd/yyyy)

Proxy – ML MACADAMIA PARTNERS, L.P.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ML RESOURCES, INC.

FOR THE 2006 MEETING OF UNITSHOLDERS

JUNE 12, 2006

The undersigned hereby appoints the Board of Directors of ML Resources, Inc., the General Partner of ML Macadamia Partners, L.P., proxy with full power of substitution, to vote as designated on the reverse side, on behalf of the undersigned all Units that the undersigned may be entitled to vote at the Meeting of Unitholders of ML MACADAMIA PARTNERS, L.P. on June 12, 2006, and any adjournments thereof, with all powers that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON THE OTHER MATTERS REFERRED TO ON THE REVERSE SIDE HEREOF.

(THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)